As filed with the Securities and Exchange Commission on August 8, 2016
Securities Act File No. 333-______
Investment Company Act File No. 811-______

United States
Securities and Exchange Commission
Washington, D.C. 20549
______________________

FORM N-2
______________________

☒ Registration Statement under the Securities Act of 1933
☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.
and/or
☒ Registration Statement under the Investment Company Act of 1940
☐ Amendment No.
______________________

XAI OCTAGON CREDIT OPPORTUNITIES
ALTERNATIVE REGISTERED TRUST – BROKERAGE FEEDER
(Exact Name of Registrant as Specified in Charter)
______________________

321 North Clark Street, Suite 2430
Chicago, Illinois 60654

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (312) 262-5642

John P. McGarrity, Esq.
XA Investments LLC
321 North Clark Street, Suite 2430
Chicago, Illinois 60654

(Name and Address of Agent for Service)
______________________
Copies to:

Kevin T. Hardy, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box .  .  .  .  ☐

It is proposed that this filing will become effective (check appropriate box):

☐	When declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, $0.01 par value	10,000 shares	$100.00	$1,000,000	$100.70

(1) Estimated solely for the purpose of calculating the registration fee.

XAI Octagon Credit Opportunities Master Trust, the master trust in which the Registrant invests substantially all of its assets, has also executed this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

ii

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated August 8, 2016

PROSPECTUS
                   Shares

XAI Octagon Credit Opportunities
Alternative Registered Trust – Brokerage Feeder

Common Shares
$100.00 per Share

The Trust. XAI Octagon Credit Opportunities Alternative Registered Trust – Brokerage Feeder (the “Trust”) is a newly-organized, diversified, non-listed, closed-end management investment company.

Investment Objective. The investment objective of the Trust is to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle. There can be no assurance that the Trust or the Master Trust will achieve its investment objective, and you could lose some or all of your investment.

Trust Structure. The Trust is part of the XA Investments LLC alternative registered trust (ARTTM) platform designed for alternative investments. The Trust is part of a master-feeder arrangement. The Trust will have the same investment objective and substantially the same investment policies as XAI Octagon Credit Opportunities Master Trust, a separate, newly-organized, diversified, closed-end management investment company (the “Master Trust”). The Trust will seek to achieve its investment objective by investing substantially all of its assets in the Master Trust. The Trust intends to complete an event intended to provide liquidity for Common Shareholders on or before                           , 2021 (the “Liquidity Event Date”).

Investment Strategy. The Master Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities within the public and private credit markets. Under normal market conditions, the Master Trust will invest at least 80% of its Managed Assets (as defined in this Prospectus) in credit instruments.

Portfolio Contents. The Master Trust’s investments may include (i) structured credit investments, including collateralized loan obligation (“CLO”) debt and subordinated (i.e. residual or equity) securities; (ii) performing credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed credit situations and long/short credit investments; and (iv) other credit-related instruments. The Master Trust currently intends to pursue its investment objective by investing primarily in below investment grade credit instruments, but may invest without limitation in investment grade credit instruments. Below investment grade credit instruments are often referred to as “high yield” securities or “junk bonds.” Below investment grade credit instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal. The Master Trust may invest without limitation in credit instruments that are illiquid.
(continued on following page)

Investing in the Common Shares involves certain risks. The Trust has no operating history. An investment in the Trust is subject to investment risk, including the possible loss of the entire principal amount that you invest. The Trust intends to utilize leverage, which is subject to numerous risks. See “Risks” beginning on page 42 of this prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 12 of this prospectus. You should carefully consider these risks together with all of the other information contained in this prospectus before making a decision to purchase the Common Shares.

•
Prior to the occurrence of a Liquidity Event (as defined in this Prospectus), the Common Shares will not be listed for trading on any securities exchange. Accordingly, no secondary market for the Common Shares is expected to exist prior to a Liquidity Event, an investment in the Common Shares should be considered illiquid and you should not expect to be able to sell your Common Shares regardless of how the Trust performs and, as a result, you may be unable to reduce your exposure during any market downturn. If you are able to sell your Common Shares, you may receive more or less than your original investment.

•
Because the Common Shares will not be listed on a national securities exchange prior to a Liquidity Event, the Trust intends to complete an event intended to provide liquidity for the holders of Common Shares on or before the Liquidity Event Date. You should consider that you may not have access to the money you invest until that time, and may never recover your entire initial investment in the Trust. The Trust is designed primarily for long-term investors who are prepared to hold Common Shares until the trust completes such a liquidity event. An investment in Common Shares is not suitable for you if you need access to the money you invest.

Beginning          months after the completion of this offering, the Trust intends to conduct quarterly tender offers for up to     % of the Common Shares then outstanding in the sole discretion of the Trust’s board of trustees (the “Board of Trustees”). The Trust, however, is not obligated to conduct such tender offers.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Price to public	$100.00	$
Sales load(1)	$	$
Estimated offering expenses(2)	$	$
Proceeds, after expenses, to the Trust	$	$
(notes on following page)

The Underwriters expect to deliver the Common Shares to purchasers on or about                           , 2016.

The date of this prospectus is                  , 2016.

(notes from cover page)

(1)
[The Adviser (and not the Trust) has agreed to pay, from its own assets, a structuring fee to             , and may pay certain other qualifying Underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering. See “Underwriters.”]

(2)
XA Investments LLC has agreed to (i) pay all organizational expenses of the Trust and (ii) pay or reimburse offering expenses of the Trust (other than sales load) that exceed $           per Common Share. Therefore, offering expenses of the Trust (other than sales load) are estimated to be $          , or $           per share.

(continued from cover page)

Adviser and Sub-Adviser. XA Investments LLC (“XAI” or the “Adviser”) serves as the investment adviser to the Trust and to the Master Trust and is responsible for overseeing the Trust’s and the Master Trust’s overall investment strategy and its implementation. Octagon Credit Investors, LLC (“Octagon” or the “Sub-Adviser”) serves as the investment sub-adviser of the Trust and the Master Trust and is responsible for investing the Master Trust’s assets. The Master Trust pays a management fee to the Adviser. The Trust bears its pro rata portion of Master Trust’s management fee but does not pay a management fee directly to the Adviser with respect to any period during which the only investment security held by the Trust is that of the Master Trust. Therefore, as part of the master-feeder arrangement, investors in the Trust will incur a single fee for management services provided by the Adviser to the Trust and Master Trust. The Adviser will pay to the Sub-Adviser a sub-advisory fee out of the management fee received by the Adviser.

Alternative Registered Trust (ARTTM) Structure. The Trust is part of the XAI ARTTM platform and is designed for long-term investors who are able to accept holding an illiquid investment for a defined period of time in return for an alternative strategy that seeks to outperform investment products that offer daily liquidity. The Trust intends to make monthly distributions to holders of Common Shares (“Common Shareholders”), which can be reinvested in the Trust. Prior to the occurrence of a Liquidity Event, the Trust will be considered to be a non-listed closed-end fund because the Common Shares will not be listed on any securities exchange. The Trust intends to complete a Liquidity Event intended to provide liquidity for Common Shareholders on or before the Liquidity Event Date. In order to provide a limited degree of interim liquidity prior to a Liquidity Event the Trust intends to conduct quarterly tender offers.

Non-Listed Closed-End Fund. Prior to the occurrence of a Liquidity Event, the Common Shares of the Trust will not be listed on any securities exchange. The Trust is designed for long-term investors and for so long as the Common Shares are not listed, an investment in the Common Shares, unlike an investment in a listed closed-end fund, should be considered illiquid. Investors should consider that they may not have access to the money they invest until the occurrence of a Liquidity Event. An investment in the Common Shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds) which generally are redeemable on a daily basis, the Common Shares will not be redeemable at an investor’s option. Accordingly, no secondary market for the Common Shares is expected to exist prior to the occurrence of a Liquidity Event and investors should not expect to be able to sell their Shares regardless of how the Trust performs. If a secondary market does develop, Common Shareholders may be able to sell their Common Shares only at substantial discounts from net asset value. See “Anti-Takeover Provisions in the Trust’s Governing Documents—Conversion to Open-End Fund” and “Alternative Registered Trust Structure (ARTTM)—Non-Listed Closed-End Fund.”

Periodic Tender Offers. In order to provide a limited degree of interim liquidity prior to the occurrence of a Liquidity Event, beginning        months after the completion of this offering, the Trust intends to conduct quarterly tender offers for up to       % of the Common Shares then outstanding in the sole discretion of the Board of Trustees. In a tender offer, the Trust will offer to repurchase outstanding Common Shares at the Trust’s net asset value per Common Share or a percentage of the Trust’s net asset value per Common Share on the expiration date of the offer. The Trust, however, is not obligated to conduct such tender offers and there may be periods during which no tender offer is made. If a tender offer is not made, Common Shareholders may not be able to sell their Common Shares as it is unlikely that a secondary market for the Common Shares will develop. See “Periodic Tender Offers.

Liquidity Event. The Trust intends to complete a Liquidity Event intended to provide liquidity for Common Shareholders on or before the Liquidity Event Date of                   , 2021. If the Board of Trustees determines that under then current market conditions it is in the best interests of the Trust to do so, the Trust may extend the Liquidity Event Date for one year, to                   , 2022 without a shareholder vote. The Liquidity Event Date

can be further extended beyond                   , 2022 if approved by 75% of the trustees followed by approval by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust (i.e. the lesser of (i) 67% or more of the Trust’s voting securities present at a meeting, if the holders of more than 50% of the Trust’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Trust’s outstanding voting securities). An event intended to provide liquidity for Common Shareholders could consist of (1) the listing the Common Shares on a national securities exchange; or (2) an other liquidity event, such as (a) a merger or other reorganization transaction in which Common Shareholders receive cash and/or shares of a closed-end fund or other public company whose shares are listed on a national securities exchange, an exchange-traded fund or an open-end mutual fund, (b) a tender offer to repurchase 100% of the Trust’s outstanding Common Shares at a price equal to the then current net asset value per Common Share, or (c) the termination and liquidation of the Trust. The aforementioned events are collectively referred to as a “Liquidity Event” in this prospectus. The Trust’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment on the Liquidity Event Date or any other date, and such initial investors and any investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment through any Liquidity Event. See “Liquidity Event.”

Distributions. The Trust intends to pay substantially all of its net investment income, if any, to Common Shareholders through monthly distributions. The Trust’s distributions are expected to be paid using distributions paid by the Master Trust, net of any Trust operating expenses. In addition, the Trust intends to distribute any net long-term capital gains to Common Shareholders at least annually. Each of the Trust and the Master Trust expects to declare initial distributions approximately       to        months after completion of the Common Share offering, and to pay such initial distributions approximately       to        months after the completion of the Common Share offering, depending upon market conditions. There is no assurance the Trust will make its initial monthly distribution or continue to pay regular monthly distributions or that it will do so at a particular rate.

Leverage. The Master Trust currently anticipates utilizing leverage to seek to enhance total return and income. It is expected that all leverage will be incurred at the Master Trust level and the Trust itself will not directly utilize leverage. The Master Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), and (ii) the issuance of preferred shares (“Preferred Shares”). While the Master Trust may utilize leverage to the maximum extent permitted by the Investment Company Act of 1940, under current market conditions, the Master Trust initially expects to utilize leverage through Indebtedness in an aggregate amount of approximately 25%-30% of the Master Trust’s Managed Assets (including the proceeds of leverage). The use of leverage is a speculative technique that involves special risks. There can be no assurance that the Master Trust’s leveraging strategy will be successful. See “Use of Leverage” and “Risks—Leverage Risk.”

You should read this prospectus, which contains important information about the Trust that you should know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated                  , 2016, containing additional information about the Trust, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request free copies of the Statement of Additional Information, the table of contents of which is on page 87 of this prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Trust, and make shareholder inquiries, by calling                   or by writing to                     at                      , or you may obtain a copy (and other information regarding the Trust) from the SEC’s website (www.sec.gov). Free copies of the Trust’s reports and its Statement of Additional Information will also be available from the Trust’s website at                                          .

The Trust’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

This prospectus, and the SAI, contain or incorporate by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe the Trust’s plans, strategies, and goals and the Trust’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Trust, based on currently available information. In this prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions, and the negative of such terms, are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. By their nature, all forward looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by any forward looking statements. Although the Trust believes that the expectations expressed in these forward looking statements are reasonable, actual results could differ materially from those projected or assumed in these forward looking statements. The Trust’s future financial condition and results of operations, as well as any forward looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risks” section of this prospectus, which describes certain currently known risk factors that could cause actual results to differ materially from the Trust’s expectations. The Trust urges you to review carefully that section for a more detailed discussion of the risks associated with an investment in the Trust’s securities. All forward looking statements contained or incorporated by reference in this prospectus are made as of the date of this prospectus. The Trust does not intend, and undertakes no obligation, to update any forward looking statement. The Trust is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933.

v

TABLE OF CONTENTS

Prospectus Summary	1
Summary Of Trust Expenses	23
The Trust	25
The Master Trust	25
Use Of Proceeds	25
Investment Objective And Policies	26
The Trust’s Investments	28
Use Of Leverage	39
Risks	42
Management Of The Trust	64
Net Asset Value	67
Distributions	68
Dividend Reinvestment Plan	69
Description Of Capital Structure	70
Anti-Takeover Provisions In The Trust’s Governing Documents	71
Alternative Registered Trust (ARTTM) Structure	73
Tax Matters	77
ERISA and Similar Considerations	81
Underwriters	83
Custodian, Transfer Agent, And Administrator	84
Legal Matters	85
Independent Registered Public Accounting Firm	85
Fiscal Year End And Reports To Shareholders	85
Additional Information	85
Privacy Principles Of The Trust	86
Table Of Contents Of The Statement Of Additional Information	87

You should rely only on the information contained or incorporated by reference in this prospectus. The Trust has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information in this prospectus is accurate as of any date other than the date of this prospectus. The Trust’s business, financial condition and results of operations may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this prospectus. Before investing in the Trust’s Common Shares, you should carefully read the more detailed information contained in this prospectus, especially the information under the heading “Risks.” You may also request a copy of the Trust’s Statement of Additional Information, dated                    , 2016 (the “SAI”), which contains additional information about the Trust.

The Trust
XAI Octagon Credit Opportunities Alternative Registered Trust – Brokerage Feeder (the “Trust”) is a newly-organized, diversified, non-listed, closed-end management investment company. The Trust is part of the XA Investments LLC (“XAI” or the “Adviser”) alternative registered trust (ARTTM) platform designed for alternative investments. The Trust is part of a master-feeder arrangement.

The Master Trust
The Trust will have the same investment objective and substantially the same investment policies as XAI Octagon Credit Opportunities Master Trust, a separate, newly-organized, diversified, closed-end management investment company (the “Master Trust”). The Trust will seek to achieve its investment objective by investing substantially all of its assets in the Master Trust.

The Master Trust may permit investment by other feeder funds that invest substantially all of their assets in the Master Trust and have substantially the same investment objective and investment strategy as the Master Trust (“Parallel Feeder Funds”) in addition to the Trust. The plan of distribution, fees, expenses, sales charges and investment minimums applicable to an investment in any such Parallel Feeder Fund may differ from the plan of distribution, fees, expenses, sales charges and investment minimums applicable to an investment in the Trust. The Trust expects that the differences in economic and offering terms of any such Parallel Feeder Funds, as compared to the Trust, will be dictated by the type of investors for which such Parallel Feeder Funds are designed and the plan of distribution utilized by such Parallel Feeder Funds. Parallel Feeder Funds may (individually or in the aggregate) own a greater percentage of the Master Trust than is owned by the Trust.

Alternative Registered Trust (ARTTM) Platform

The Alternative Registered Trust (ARTTM) platform of XAI is designed for a new type of closed-end fund that offers less liquid institutional investments strategies and alternative asset classes. The Trust is the first fund on the XAI ARTTM platform which offers long-term investors, who are able to accept holding an illiquid investment for a defined period of time in return for an alternative strategy that seeks to outperform investment products that offer daily liquidity. The XAI ARTTM structure is designed to allow the Trust to invest with a longer investment horizon and to seek to insulate the Trust from the daily share price volatility associated with public markets, while allowing for the benefit of a future Liquidity Event. See “Alternative Registered Trust (ARTTM) Structure.”

The Offering
The Trust is offering common shares of beneficial interest (“Common Shares”) at $ 100.00 per share through a group of underwriters (the “Underwriters”) led by             . You must purchase at least              Common Shares in this offering. The Adviser (as defined in this Prospectus) has agreed to (i) pay all organizational expenses of the Trust and (ii) pay or reimburse all offering expenses of the Trust (other than sales load) that exceed $             per Common Share. See “Underwriters.”

Investment Objective
The investment objective of the Trust and the Master Trust is to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle. There can be no assurance that the Trust or the Master Trust will achieve its investment objective. The investment objective of the Trust or the Master Trust may be changed by the Board of Trustees on 60 days’ prior written notice to shareholders.

Who May Want to Invest
You should consider your financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in the Trust. An investment in the Trust is not appropriate for all investors and the Trust and the Master Trust are not intended to be a complete investment program. The Trust and the Master Trust are designed as a long-term investment and not as trading vehicles. The Trust may be an appropriate investment for income oriented investors seeking the following features and the potential for:

•      income diversification from an alternative source;

•      institutional access for the first time to a SEC registered fund featuring Octagon’s credit expertise;

•      the convenience of a 1099 tax form;

•      the potential to enhance total return over the long term and earn liquidity premiums associated with less liquid investments;

•      an opportunistic credit strategy that can serve as an inflation hedge and seeks to outperform traditional credit investments in inflationary and rising rate environments; and

•      a diverse credit portfolio that includes instruments in categories that historically have demonstrated low correlation to traditional stock and bond indices.

Investment Strategy
The Master Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities within the public and private credit markets. Under normal market conditions, the Master Trust will invest at least 80% of its Managed Assets in credit instruments.

The Trust will seek to achieve its investment objective by investing substantially all of its assets in the Master Trust. Under normal market conditions, the Trust intends to invest all of its assets in the Master Trust, other than cash or cash equivalents that may be held by the Trust on a temporary basis, for example in connection with the payment of distributions or tender offers and sufficient amounts of cash or cash equivalents to pay the Trust’s ongoing expenses.

Portfolio Contents
The Master Trust’s investments may include (i) structured credit investments, including collateralized loan obligation (“CLO”) debt and subordinated (i.e. residual or equity) securities; (ii) performing credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed credit situations and long/short credit investments; and (iv) other credit-related instruments.

The Master Trust may invest without limitation in loans, bonds and other debt securities, CLO securities, including debt and subordinated (i.e. residual or equity) CLO securities, credit default swaps and other credit and credit-related instruments.

The Master Trust may invest in senior, junior, secured and unsecured credit instruments. Credit instruments in which the Master Trust may invest may have fixed, floating or variable interest rates.

The Master Trust currently intends to pursue its investment objective by investing primarily in below investment grade credit instruments, but may invest without limitation in investment grade credit instruments. A credit instrument is considered below investment grade quality if it is rated below investment grade (that is, below Baa3- by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, judged to be below investment grade quality by the Sub-Adviser. Below investment grade credit instruments are often referred to as “high yield” securities or “junk bonds.” Below investment grade credit instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal.

The Master Trust may invest without limitation in illiquid credit instruments, including instruments that are unregistered, restricted, for which there is no readily available trading market or that are otherwise illiquid.

Although the Master Fund intends to focus on credit instruments with a short interest rate duration, the Master Trust may invest in credit instruments of any maturity, and does not manage its portfolio seeking to maintain a targeted dollar-weighted average maturity level. The Master Trust does not have a fixed duration target, and the portfolio’s duration may vary significantly over time based on the Sub-Adviser’s assessment of the current market conditions.

The Master Trust may, from time to time, engage in short sales of credit instruments. A short sale is a transaction in which the Master Trust sells an instrument that it does not own in anticipation that the market price will decline.

The Master Trust intends to focus on investments in credit instruments of U.S. issuers, but may to a lesser extent invest in credit instruments issued by large non.-U.S. corporate issuers.

As an alternative to holding investments directly, the Master Trust may also obtain investment exposure to securities in which it may invest directly by investing in other investment companies. The Master Trust may invest in mutual funds, closed-end funds and exchange-traded funds.

The Master Trust may, but is not required to, use various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Derivatives are financial instruments the value of which is derived from a reference instrument. The Master Trust may engage in a variety of derivatives transactions, including options, swaps, futures contracts, options on futures contracts and forward currency contracts and options on forward currency contracts. The Master Trust may purchase and sell exchange-listed and over-the-counter (“OTC”) derivatives. The Master Trust may utilize derivatives that reference one or more securities, indices, commodities, currencies or interest rates. In addition, the Master Trust may utilize new techniques, transactions, instruments or strategies that are developed or permitted as regulatory changes occur.

Investment Philosophy and Investment Process
At the heart of Octagon’s investment philosophy is a deep understanding of fundamental credit analysis, enhanced by a process focused on optimizing returns against target risk profiles. Octagon’s investment philosophy combines relative value focus and active portfolio management. Over Octagon’s 20 plus year history, it has developed a proven, repeatable and scalable credit selection and investment process.

Octagon’s investment process involves four key steps:

1)     ongoing assessment of investment opportunities;

2)     research, analysis and written recommendations with defined investment thesis;

3)     investment committee approval before any credit is considered for investment; and

4)     continual monitoring which is a collaborative team effort to enhance decision making and risk management.

The Octagon portfolio management team manages positions in an effort to optimize relative value. Octagon’s focus on improving credits seeks to enhance alpha generation by searching for opportunities in the credit markets. As part of this ongoing process, Octagon refreshes internal ratings for credits to identify buy and sell opportunities. The Octagon research method is robust, involving various key factors including the assessment of industry dynamics, competitive factors, performance history, deal sponsor, company management, cash flow estimates, liquidity, collateral values, quality, downside protection, capital structure, macroeconomic factors, technical supply and demand and potential political or regulatory influences.

Octagon will dynamically manage the Master Trust’s portfolio based on its evolving credit market outlook in an effort to produce attractive risk-adjusted returns. The Octagon team meets regularly to monitor portfolios using its robust review process and striving to manage risk via its proprietary internal credit rating and portfolio weighting system.

Benchmark Index
The Master Trust’s opportunistic credit strategy seeks to outperform its primary benchmark, the S&P/LSTA U.S. Leveraged Loan 100 Index which is designed to reflect the performance of the largest facilities in the leveraged loan market. The S&P/LSTA U.S. Leveraged Loan 100 Index is utilized by the Master Trust and the Trust as a comparative measure only. The Master Trust may from time to time use additional benchmark indices to analyze certain aspects of the Master Trust's performance. The Master Trust is actively managed and does not track any index. Index information is not meant to represent the performance of the Master Trust or its underlying investments.

Leverage
The Master Trust currently anticipates utilizing leverage to seek to enhance total return and income. It is expected that all leverage will be incurred at the Master Trust level and the Trust itself will not directly utilize leverage.

The Master Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), and (ii) the issuance of preferred shares (“Preferred Shares”). While the Master Trust may utilize leverage to the maximum extent permitted by the Investment Company Act of 1940 (the “1940 Act”), under current market conditions, the Master Trust initially expects to utilize leverage through Indebtedness in an aggregate amount of approximately 25%-30% of the Master Trust’s Managed Assets (including the proceeds of leverage).

Under the 1940 Act the Master Trust may not incur Indebtedness if,

immediately after incurring such Indebtedness, the Master Trust would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of Indebtedness outstanding, the Master Trust is required to have at least three dollars of assets). Under the 1940 Act, the Master Trust may not issue Preferred Shares if, immediately after issuance, the Master Trust would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of Preferred Shares outstanding, the Master Trust is required to have at least two dollars of assets).

The Master Trust may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of such transactions obligate the Master Trust to make payments, the Master Trust intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Master Trust under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. As a result of such segregation or cover, the Master Trust’s obligations under such transactions will not be considered Indebtedness for purposes of the 1940 Act, including the asset coverage requirements applicable to indebtedness under the 1940 Act. To the extent that the Master Trust’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement described above.

The Adviser and the Sub-Adviser anticipate that the use of leverage may result in higher total return to the holders of Common Shares (“Common Shareholders”) over time; however, there can be no assurance that such expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. The use of leverage will cause the Trust’s and the Master Trust’s net asset value and level of distributions to be more volatile than if leverage were not used. The costs associated with the issuance of leverage will be borne by the Trust (and any Parallel Feeder Funds) as a common shareholder of the Master Trust, which will result in a reduction of net asset value of the Common Shares and as a result such costs will be borne indirectly by Common Shareholders. The fee paid to the Adviser and Sub-adviser will be calculated on the basis of the Master Trust’s Managed Assets, including proceeds from leverage, so the fees paid to the Adviser and Sub-Adviser will be higher when leverage is utilized. The Trust and any Parallel Feeder Funds that invest in the Master Trust bear the portion of the management fee attributable to assets purchased with the proceeds of leverage and therefore effectively bear the entire management fee. Common Shareholders will bear the portion of the management fee borne by the Trust. There can be no assurance that a leveraging strategy will be utilized or, if utilized, will be successful. See “Risks—Leverage Risk.”

Temporary Defensive Investments
During periods in which the Sub-Adviser believes that changes in economic, financial or political conditions make it advisable to maintain a temporary defensive posture (a “temporary defensive period”), or in order to keep the Trust’s cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being invested, the Trust may, without limitation, hold cash or invest its assets in short term investments and repurchase agreements in respect of those instruments. See “The Trust’s Investments—Temporary Defensive Investments.”

Net Asset Value
Because the Trust intends to invest substantially all of its assets in the Master Trust, the value of the Trust’s assets will depend on the value of its investment in the Master Trust. The net asset value of the common shares of the Master Trust is calculated by subtracting the Master Trust’s total liabilities (including from Indebtedness) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Master Trust holds plus cash and other assets). The net asset value of the Common Shares of the Trust is calculated by subtracting the Trust’s total liabilities from total assets. The per share net asset value of the Common Shares is calculated by dividing the net asset value of the Trust by the number of Common Shares outstanding and rounding the result to the nearest full cent. Each of the Trust and the Master Trust calculates its net asset value as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the last Business Day of each month.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or, if independent pricing services are unavailable, prices obtained from other sources, such as broker-dealer quotations. The Master Trust may invest without limitation in less liquid and illiquid investments, which may be more difficult to price. If a price cannot be obtained from a pricing service or other pre-approved source, or if the Adviser deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Master Trust’s net asset value is calculated, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Trustees of the Master Trust or persons acting at their direction. The Board of Trustees of the Master Trust has adopted valuation procedures for the Master Trust and has delegated the day-to-day responsibility for fair value determinations to the Adviser’s Valuation Committee. All fair value determinations made by the Adviser’s Valuation Committee are subject to review and ratification by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. In addition, the Adviser’s Valuation Committee may consider valuations provided by independent valuation firms retained to value certain of the Master Trust’s investments. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument. Information that becomes known to the Trust or the Master Trust or their respective agent after the Trust’s net asset value or the Master Trust’s net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Trust’s or the Master Trust’s previously determined net asset value.

Because the Common Shares will not be listed on any securities exchange prior to the occurrence of a Liquidity Event, unlike listed closed-end funds, daily market pricing of the Common Shares will not be available. However, the Trust will report on its website the monthly net asset value per Common Share when available.

Distributions
The Trust intends to distribute substantially all of its net investment income, if any, to Common Shareholders through monthly distributions. In addition, the Trust intends to distribute any net long-term capital gains to Common Shareholders at least annually. The Master Trust has adopted a policy to distribute substantially all of its net investment income, if any, through monthly distributions and to distribute and to distribute any net long-term capital gains to Common Shareholders at least annually. The distributions by the Trust are expected to be funded by distributions received from the Master Trust, less operating expenses of the Trust.

The Trust expects that distributions paid on the Common Shares will consist primarily of (i) investment company taxable income, which includes ordinary income (such as interest, dividends, and certain income from hedging or derivatives transactions) and the excess, if any, of net short-term capital gain over net long-term capital loss, and (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss).

Each of the Trust and the Master Trust expects to declare initial distributions approximately             to              months after completion of the Common Share offering, and to pay such initial distributions approximately              to              months after the completion of the Common Share offering, depending upon market conditions.

Because of the nature of the Master Trust’s investments and changes in market conditions from time to time, the distributions paid by the Master Trust, and in turn the Trust, for any particular month may be more or less than the amount of net investment income from that monthly period. As a result, all or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a Common Shareholder invested in the Trust, up to the amount of the Common Shareholder’s tax basis in their Common Shares, which would reduce such tax basis. Although a return of capital may not be taxable, it will generally increase the Common Shareholder’s potential gain, or reduce the Common Shareholder’s potential loss, on any subsequent sale or other disposition of Common Shares.

The Trust may, but is not required to, seek to obtain exemptive relief to permit the Trust to make periodic distributions of long-term capital gains with respect to its Common Shares as frequently as monthly. Such relief, if obtained, would permit the Trust to implement a “managed distribution policy” pursuant to which the Trust would distribute a fixed percentage of the net asset value (or market price if then applicable) of the Common Shares at a particular point in time or a fixed monthly amount, any of which may be adjusted from time to time. It is anticipated that under such a distribution policy, the minimum annual distribution rate with respect to the Common Shares would be independent of the Trust’s performance during any particular period but would be expected to correlate with the Trust’s performance over time.

The Trust reserves the right to change its distribution policy and the basis for establishing the rate of distributions at any time and may do so without prior notice to Common Shareholders. See “Distributions.”

If you hold your Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Trust’s Dividend Reinvestment Plan (the “Plan”), unless you elect to receive cash, all dividends and distributions that are declared by the Trust will be automatically reinvested in additional Common Shares of the Trust pursuant to the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information. For information regarding how to opt out of the Plan and for additional information regarding the Plan. See “Dividend Reinvestment Plan.”

Non-Listed Closed-End Fund
Prior to the occurrence of a Liquidity Event, the Trust does not intend to list the Common Shares on any securities exchange. The Trust is designed for long-term investors and for so long as the Common Shares are not listed, an investment in the Common Shares, unlike an investment in a listed closed-end fund, should be considered illiquid. Investors should consider that they may not have access to the money they invest until the occurrence of a Liquidity Event. An investment in the Common Shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds) which generally are redeemable on a daily basis, the Common Shares will not be redeemable at an investor’s option. Accordingly, no secondary market for the Common Shares is expected to exist prior to the occurrence of a Liquidity Event and investors should not expect to be able to sell their Shares regardless of how the Trust performs. If a secondary market does develop, Common Shareholders may be able to sell their Common Shares only at substantial discounts from net asset value. See “Anti-Takeover Provisions in the Trust’s Governing Documents—Conversion to Open-End Fund” and “Alternative Registered Trust Structure (ARTTM)—Non-Listed Closed-End Fund.”

Periodic Tender Offers
In order to provide a limited degree of interim liquidity prior to the occurrence of a Liquidity Event, beginning              months after the completion of this offering, the Trust intends to conduct quarterly tender offers for up to% of the Common Shares then outstanding in the sole discretion of the Board of Trustees. In a tender offer, the Trust will offer to repurchase outstanding Common Shares at the Trust’s net asset value per Common Share or a percentage of the Trust’s net asset value per Common Share on the expiration date of the offer. The Trust, however, is not obligated to conduct such tender offers and there may be periods during which no tender offer is made. For example, if adverse market conditions cause the Trust’s investments to become illiquid or trade at depressed prices or if the Adviser believes that conducting a tender offer for      % or less of the Common Shares then outstanding would impose an undue burden on shareholders who do not tender compared to the benefits of giving shareholders the opportunity to sell all or a portion of their Common Shares at net asset value, the Trust may choose not to conduct a tender offer or may choose to conduct a tender offer for less than       % of the Common Shares then outstanding and there may be periods during which no tender offer is made. If a tender offer is not made, Common Shareholders may not be able to sell their Common Shares as it is unlikely that a secondary market for the Common Shares will develop. The Trust has no intention to continue quarterly tender offers following the occurrence of a Liquidity Event.

The Trust’s assets will consist primarily of its investment in the Master Trust. Therefore, in order to finance the repurchase of Common Shares pursuant to tender offers, the Trust may find it necessary to liquidate a portion of its investment in the Master Trust. The Trust typically may liquidate a portion of its investment in the Master Trust only pursuant to tender offers by the Master Trust. The Trust expects that the Master Trust will conduct quarterly tender offers in a manner substantially similar to that of the Trust pursuant to which the Trust would be able to liquidate a portion of its investment in the Master Trust. The Trust expects that the Master Trust will typically tender for an amount of shares sufficient to allow the Trust, and any Parallel Feeder Fund, to liquidate the necessary portion of their respective investments in the Master Trust so that no investor in the Trust or any Parallel Feeder Fund is disadvantaged. However, there are no assurances that the Master Trust’s Board of Trustees will, in fact, decide to conduct tender offers on this or any other schedule.

The Master Trust anticipates selling portfolio investments to fund tender offers. If the Master Trust does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to purchase Common Shares that are tendered, which may increase risks for remaining shareholders and increase fund expenses as a percent of assets. Subject to the Master Trust’s investment restriction with respect to borrowings, the Master Trust may borrow money to finance the repurchase of shares pursuant to any tender offers. However, there can be no assurance that the Master Trust will be able to obtain such financing for tender offers if it attempts to do so. While the Trust and the Master Trust intend to conduct quarterly tender offers as described herein, neither the Trust nor the Master Trust is required to do so and may amend, suspend or terminate such tender offers at any time. Investors have no right to require the Trust to redeem their Common Shares. Any Common Share repurchase program may be delayed or discontinued at any time. See “Periodic Tender Offers” and “Risks—Risks Related to the Trust and the Master Trust—Periodic Tender Offers Risk.”

Liquidity Event
The Trust intends to complete an event intended to provide liquidity for Common Shareholders on or before             , 2021 (the “Liquidity Event Date”). If the Board of Trustees determines that under then current market conditions it is in the best interests of the Trust to do so, the Trust may extend the Liquidity Event Date for one year, to                   , 2022 without a shareholder vote. The Liquidity Event Date can be further extended beyond                   , 2022 if approved by 75% of the trustees followed by approval by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust (i.e. the lesser of (i) 67% or more of the Trust’s voting securities present at a meeting, if the holders of more than 50% of the Trust’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Trust’s outstanding voting securities) (a “1940 Act Majority”).

An event intended to provide liquidity for Common Shareholders could consist of:

(1)    the listing the Common Shares on a national securities exchange; or

(2)    an other liquidity event, such as:

(a)   a merger or other reorganization transaction in which Common Shareholders receive cash and/or shares of a closed-end fund or other public company whose shares are listed on a national securities exchange, an exchange-traded fund or an open-end mutual fund,

(b)   a tender offer to repurchase 100% of the Trust’s outstanding Common Shares at a price equal to the then current net asset value per Common Share, or

(c)   the termination and liquidation of the Trust.

The above events are collectively referred to as a “Liquidity Event” in this prospectus.

If the Trust completes a Liquidity Event by listing the Common Shares on a national securities exchange, there can be no assurance that a secondary market will develop for the Common Shares. Because shares of listed closed-end funds frequently trade at a discount to net asset value, even if investors are able to sell their Common Shares, they may receive more or less than their purchase price and the then current net asset value per Common Share. This risk may be more pronounced in the period shortly following the Trust’s listing. This risk is separate and distinct from the risk that the Trust’s net asset value will decline. If the Common Shares are listed, whether an investor will realize gains or losses upon the sale of the Common Shares will depend upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Because the market price of the Common Shares would be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Trust, the Trust cannot predict whether the Common Shares, if listed, will trade at, below or above net asset value or at, below or above a shareholder’s purchase price.

The Board of Trustees may consider various transactions in advance of a potential listing of the Common Shares to seek to facilitate an orderly trading market for the Common Shares. Such transactions may include, without limitation, (i) one or more tender offers for Common Shares on terms that may differ from the Trust’s normal quarterly repurchase offers, (ii) the issuance of rights or warrants to then current Common Shareholders, or (iii) the retention of a remarketing agent to facilitate transfers of Common Shares. The determination to engage in any such transaction will be made in the sole discretion of the Board of Trustees based on market conditions at such time and all other factors deemed relevant by the Board of Trustees. No assurance can be given that any such transaction will be undertaken or, if undertaken, will be successful.

To facilitate a Liquidity Event, the Trust may reorganize with or into the Master Trust and/or one or more Parallel Feeder Funds. In addition, the master-feeder structure may be collapsed through a reorganization of the Trust with or into the Master Trust or the liquidation of the Master Trust. The determination to engage in any such reorganization will be made in the sole discretion of the Board of Trustees based on market conditions at such time and all other factors deemed relevant by the Board of Trustees. No vote of shareholders will be required to conduct a reorganization with a Parallel Feeder Fund or the Master Trust or to collapse the master-feeder structure.

If the Trust and the Master Trust anticipate that the Liquidity Event will involve the liquidation, as the liquidation date approaches, the Master Trust’s portfolio composition may change as more of its portfolio holdings are called or sold, which may cause the returns to decrease and the net asset value of the Common Shares to fall. Rather than reinvesting the proceeds of matured, called or sold securities, the Trust and the Master Trust may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management, or the Master Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. The Trust’s liquidating distributions will be based upon the Trust’s net asset value at the time of liquidation.

The Trust’s and the Master Trust’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment on the Liquidity Event Date or any other date, and such initial investors and any investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment through any Liquidity Event.

The Trust’s policy to complete a Liquidity Event on or before the Liquidity Event Date is fundamental and cannot be changed, and the Liquidity Event Date cannot be extended beyond                   , 2022, unless approved by 75% of the trustees followed by shareholder approval by a 1940 Act Majority. However, the determination as to how the Liquidity Event will be structured will be made in the sole discretion of the Board of Trustees based on market conditions at such time and all other factors deemed relevant by the Board of Trustees in consultation with the Adviser and the Sub-Adviser.

Adviser
XA Investments LLC serves as the investment adviser to the Trust and the Master Trust and is responsible for overseeing the Trust’s and the Master Trust’s overall investment strategy and its implementation.

XAI was founded by the principals of XMS Capital Partners, LLC in April 2016. The XAI leadership team believes that the investing public needs better access to a broader range of alternative investment strategies and managers. To provide access to institutional alternative managers, XAI created the Alternative Registered Trust (ARTTM) structure. In managing investment companies on the ARTTM platform, XAI seeks to partner with independent sub-advisers to offer funds managed by established alternative asset managers, selected from among numerous hedge fund managers, alternative credit managers, and private equity firms.

The Master Trust will pay the Adviser an annual management fee, payable monthly in arrears, in an amount equal to       % of the Master Trust’s average daily Managed Assets. “Managed Assets” means the total assets of the Master Trust, including assets attributable to the Master Trust’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

The Trust bears its pro rata portion of Master Trust’s management fee but does not pay a management fee directly to the Adviser with respect to any period during which the only investment security held by the Trust is that of the Master Trust. Therefore, as part of the master-feeder arrangement, investors in the Trust will incur a single fee for management services provided by the Adviser to the Trust and Master Trust.

Sub-Adviser
Octagon Credit Investors, LLC (the “Sub-Adviser”) serves as the investment sub-adviser of the Trust and the Master Trust and is responsible for investing the Master Trust’s assets. The Sub-Adviser’s experienced team of investment professionals has worked together for many years and managed funds through multiple credit cycles over Octagon’s more than 20 year history. The Sub-Adviser currently manages $13.6 billion in assets under management as of June 30, 2016 across nineteen CLOs, seven separately managed accounts and nine commingled private fund structures.

The Adviser will pay to the Sub-Adviser a sub-advisory fee, payable monthly in arrears, out of the management fee received by the Adviser in an amount equal to% of the first $             million of the Master Trust’s average daily Managed Assets and              % of the Master Trust’s average daily Managed Assets in excess of $             million. As long as the Trust continues to invest in the Master Trust as part of a master-feeder arrangement, the Adviser will pay to the Sub-Adviser a single fee for sub-advisory services provided by the Sub-Adviser with respect to the Trust and Master Trust. The sub-advisory fee is paid by the Adviser, and neither the Trust nor the Master Trust pays a fee directly to the Sub-Adviser.

The Fund is managed by the members of the Sub-Adviser’s Investment Committee: Andrew D. Gordon, Michael B. Nechamkin, Lauren M. Basmadjian and Gretchen M. Lam. See “Management of the Trust—Portfolio Management.”

Operating Expenses	Each of the Trust and the Master Trust pays all costs and expenses of its respective operations (in addition to the Adviser’s management fee paid by the

Master Trust), including compensation of its trustees (other than those affiliated with the Adviser), custodian fees, transfer agency and dividend disbursing agent fees, administration fees, fund accounting agent fees, legal fees, expenses of its independent registered public accounting firm, expenses of pricing services or valuation agents, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before paying distributions to shareholders. The expenses of the Master Trust are indirectly borne, on a pro rata basis in relation to the Trust’s total assets and the Master Trust’s total assets, by the Trust, and therefore also by the Common Shareholders.

Tax Matters
The Trust intends to elect to be a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Master Trust will be treated as a partnership for U.S. federal income tax purposes. See “Tax Matters.”

Reports to Shareholders
As soon as practicable after the end of each calendar year, the Trust will furnish to Common Shareholders a statement on Form 1099-DIV identifying the sources of the distributions paid by the Trust to Common Shareholders for tax purposes.

In addition, the Trust will prepare and transmit to Common Shareholders a semi-annual report and annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

The Trust will report on its website the monthly net asset value per Common Share when available.

Employee Benefit Plans and Other U.S. Tax-Exempt Investors
Investors subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), and other tax-exempt investors, including employee benefit plans, individual retirement accounts and Keogh Plans (“ERISA Plans”), generally are eligible to purchase Shares. Because the Trust and the Master Trust will be registered as investment companies under the 1940 Act, the underlying assets of the Trust and the Master Trust will not be considered to be “plan assets” of the ERISA plans investing in the Trust for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, neither the Adviser nor the Sub-Adviser will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that invests in the Trust, solely as a result of the ERISA plan’s investment in the Trust. See “Certain ERISA and Similar Considerations.”

Special Risk Considerations
Investment in the Trust involves special risk considerations, which are summarized below. The Trust is designed as a long-term investment and not as a trading vehicle. The Trust is not intended to be a complete investment program. The Trust’s performance and the value of its investments will vary in response to changes in interest rates, inflation and other market factors. See “Risks” for a more complete discussion of the special risk considerations associated with an investment in the Trust.

Risks Related to the Trust and Master Trust Structure

No Prior History. Each of the Trust and the Master Trust is a newly-organized, diversified, closed-end management investment company with no history of operations.

Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Master Trust. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of distributions. A prospective investor should invest in the Common Shares only if they can sustain a complete loss in their investment.

Master-Feeder Structure Risk. The Trust invests in the Master Trust as part of a master-feeder arrangement in which the Trust and the Master Trust are separate closed-end funds. The Trust is not a separate series of the Master Trust. The Trust will be dependent on the Master Trust to distribute sufficient cash to allow the Trust to pay its expenses and distributions. See “Risks—Risks Related to the Trust and Master Trust Structure—Master Feeder Structure Risk.”

Non-Listed Closed-End Fund Risk. The Trust is designed for long-term investors and not as a trading vehicle. Prior to the occurrence of a Liquidity Event, an investment in the Common Shares, unlike an investment in a listed closed-end fund, should be considered illiquid. The Common Shares are appropriate only for investors who are seeking an investment in less liquid portfolio investments within an illiquid fund. An investment in Common Shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, the Common Shares will not be redeemable at an investor’s option. See “Risks—Risks Related to the Trust and Master Trust Structure—Non-Listed Closed-End Fund Risk.”

Periodic Tender Offers Risk. Although the Trust intends to implement a tender offer program consisting of quarterly tender offers for a portion of the Common Shares, the Trust is not obligated to make such tender offers. Such tender offers are not expected to commence until approximately              months after the completion of this offering. Because the Trust does not intend to list the Common Shares for trading on any securities exchange prior to the occurrence of a Liquidity Event, Common Shareholders will likely have no liquidity in the Common Shares prior to the expiration of the initial tender offer. The Trust currently anticipates limiting the number of Common Shares purchased in each quarterly tender offer to a maximum of approximately              % of the Trust’s then outstanding Common Shares, though the actual number of Common Shares that the Trust offers to repurchase may be less. The Trust’s assets will consist primarily of its investment in the Master Trust. Therefore, in order to finance the repurchase of Common Shares pursuant to tender offers, the Trust may find it necessary to liquidate a portion of its investment in the Master Trust. The acquisition of Common Shares by the Trust will decrease the total assets of the Trust and in turn the Master Trust. Tender offers are, therefore, likely to increase the Trust’s expense ratio, may result in untimely sales of portfolio securities by the Master Trust and/or limit the Master Trust’s ability to participate in new investment opportunities. The Master Trust may be required to sell its more liquid, higher quality portfolio securities to purchase Common Shares that are tendered, which may increase risks for remaining Common Shareholders and increase Trust expenses. See “Risks—Risks Related to the Trust and Master Trust Structure—Periodic Tender Offers Risk.”

Liquidity Event Risk. While it is a fundamental policy of the Trust to complete a Liquidity Event on or before the Liquidity Event Date, the determination as to how the Liquidity Event will be structured will be made in the sole discretion of the Board of Trustees based on market conditions at such time and all other factors deemed relevant by the Board of Trustees in consultation with the Adviser and the Sub-Adviser. Expenses associated with any Liquidity Event would be borne by Common Shareholders. The Trust’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment on the Liquidity Event Date or any other date, and such initial investors and any investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment through any Liquidity Event.

Listing and Market Discount Risk. If the Trust completes a Liquidity Event by listing the Common Shares on a national securities exchange, there can be no assurance that a secondary market will develop for the Common Shares. Shares of listed closed-end investment companies frequently trade at prices lower than their net asset value, as a result even if investors are able to sell their Common Shares, they may receive more or less than their purchase price and the then current net asset value per Common Share. This characteristic is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of investment activities. This risk may be more pronounced in the period shortly following the Trust’s listing.

Alternate Liquidity Event Risks. Alternatively, the Trust may seek to complete a Liquidity Event through a merger or other reorganization transaction, a tender offer to repurchase 100% of the Trust’s outstanding Common Shares, or the termination and liquidation of the Trust. There are significant uncertainties associated with a Liquidity Event in the form of a merger or other reorganization transaction. A Liquidity Event through a tender offer to repurchase 100% of the Trust’s outstanding Common Shares may result in a significant reduction in the Trust’s net assets, which may have the effect of significantly increasing the Trust’s expense ratio or causing the Trust to no longer be of a size at which it is viable to continue operations. A Liquidity Event through a liquidation may require the Master Trust to sell portfolio securities when market conditions or tax consequences are not favorable.

See “Risks—Risks Related to the Trust and Master Trust Structure—Liquidity Event Risk.”

Borrowing Risk. In addition to borrowing for leverage, the Master Trust may borrow for temporary or emergency purposes, to pay dividends, to repurchase its shares, or to clear portfolio transactions. Borrowing may exaggerate changes in the net asset value of the Master Trust’s shares and may affect the Master Trust’s net income. See “Risks—Risks Related to the Trust and Master Trust Structure—Borrowing Risk.”

Investment Dilution Risk. The Master Trust may accept investments from Parallel Feeder Funds in addition to the Trust, in which case the Trust’s percentage ownership interest in the Master Trust will be diluted, meaning that the Trust’s investment in the Master Trust will represent less of the total economic interest and voting power of the Master Trust. “Risks—Risks Related to the Trust and Master Trust Structure—Investment Dilution Risk.”

Risks Related to the Master Trust’s Investments

Structured Credit Instruments Risk. Holders of structured credit instruments bear risks of the underlying investments, index or reference obligation as well as risks associated with the issuer of the instrument, which is often a special purpose vehicle, and may also be subject to counterparty risk. See “Risks—Risks Related to the Master Trust’s Investments—Structured Credit Investments Risk.”

CLO Risk. CLOs often involve risks that are different from or more acute than risks associated with other types of credit instruments. For instance, due to their often complicated structures, various CLOs may be difficult to value and may constitute illiquid investments. In addition, there can be no assurance that a liquid market will exist in any CLO when the Master Trust seeks to sell its interest therein. Moreover, the value of CLOs may decrease if the ratings agencies reviewing such securities revise their ratings criteria and, as a result, lower their original rating of a CLO in which the Master Trust has invested.

CLO Subordinated Note Risk. The Master Trust may invest in subordinated notes issued by a CLO, which are junior in priority of payment and are subject to certain payment restrictions generally set forth in an indenture governing the notes. In addition, they generally have only limited voting rights and generally do not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the notes. The subordinated notes are not guaranteed by another party.

The subordinated notes are unsecured and rank behind all of the secured creditors, known or unknown, of the issuer, including the holders of the secured notes it has issued. Consequently, to the extent that the value of the issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates, the value of the subordinated notes realized at their redemption could be reduced. Accordingly, the subordinated notes may not be paid in full and may be subject to up to 100% loss.

Subordinated notes are illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for subordinated notes.

Restructuring of Investments Held by CLOs. The manager of a CLO has broad authority to direct and supervise the investment and reinvestment of the investments held by the CLO, which may include the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the collateral management agreement. During periods of economic uncertainty and recession, the incidence of amendments, waivers, modifications and restructurings of investments may increase. Such amendments, waivers, modifications and other restructurings will change the terms of the investments and in some cases may result in the CLO holding assets not meeting its criteria for investments.

Receipt of Cash from CLO Risk. CLOs generally may make payments on subordinated notes only to the extent permitted by the payment priority provisions of an indenture governing the notes issued by the CLO. CLO indentures generally provide that principal payments on subordinated notes may not be made on any payment date unless all amounts owing under secured notes are paid in full. In addition, if a CLO does not meet the asset coverage tests or the interest coverage test set forth in the indenture governing the notes issued by the CLO, cash would be diverted from the subordinated notes to first pay the secured notes in amounts sufficient to cause such tests to be satisfied.

CLO Management Risk. The activities of any CLO in which the Master Trust may invest will generally be directed by a collateral manager. In the Master Trust’s capacity as holder of subordinated notes, the Master Trust is generally not able to make decisions with respect to the management, disposition or other realization of any investment, or other decisions regarding the business and affairs, of that CLO.

See “Risks—Risks Related to the Master Trust’s Investments—CLO Risks.”
Corporate Credit Investments Risk. Corporate debt instruments pay fixed, variable or floating rates of interest. The value of fixed-income securities in which the Master Trust invests will change in response to fluctuations in interest rates. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of creditworthiness, political stability or soundness of economic policies. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). See “Risks—Risks Related to the Master Trust’s Investments—Corporate Credit Investments Risk.”

Senior Loan Risk. Investments in Senior Loans are generally subject to greater risks than investment grade corporate obligations. The prices of these investments may be volatile and will generally fluctuate due to a variety of factors that are inherently difficult to predict, including, but not limited to, changes in interest rates, prevailing credit spreads, general economic conditions, financial market conditions, U.S. and non-U.S. economic or political events, developments or trends in any particular industry, and the financial condition of certain Borrowers. See “Risks—Risks Related to the Master Trust’s Investments—Senior Loan Risk.”

Second Lien Loans Risk. Second lien loans are secured by liens on the collateral securing the loan that are subordinated to the liens of at least one other class of obligations of the related obligor, and thus, the ability of the Master Trust to exercise remedies after a second lien loan becomes a defaulted loan is subordinated to, and limited by, the rights of the senior creditors holding such other classes of obligations. In many circumstances, the Master Trust may be prevented from foreclosing on the collateral securing a second lien loan until the related senior loan is paid in full. See “Risks—Risks Related to the Master Trust’s Investments—Second Lien Loan Risks.”

Unsecured Loan Risk. Unsecured loans do not benefit from any security interest in the assets of the Borrower. See “Risks—Risks Related to the Master Trust’s Investments—Unsecured Loan Risk.”

Loan Participation and Assignment Risk. The Master Trust may purchase Senior Loans, second lien loans and unsecured loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Master Trust may also purchase, without limitation, participations in Senior Loans, second lien loans and unsecured loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Master Trust may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. See “Risks—Risks

Related to the Master Trust’s Investments—Loan Participation and Assignment Risk.”

High-Yield Securities Risk. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions, which could lead to the issuer’s inability to meet timely interest and principal payments. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities.

As with other investments, there may not be a liquid market for certain high-yield securities, which could result in the Master Trust being unable to sell such securities for an extended period of time, if at all. See “Risks—Risks Related to the Master Trust’s Investments—High-Yield Securities Risk.”

Illiquid Investments Risk. The Master Trust may from time to time invest in restricted, as well as thinly traded, instruments and securities (including privately placed securities and instruments, which are assets which are subject to Rule 144A). There may be no trading market for these securities and instruments, and the Master Trust might only be able to liquidate these positions, if at all, at disadvantageous prices. See “Risks—Risks Related to the Master Trust’s Investments—Illiquid Investments Risk.”

Distressed Securities Risk. The Master Trust may invest in distressed securities. The ability of the Master Trust to obtain a profit from these investments may often depend upon factors that are intrinsic to the particular issuer, rather than the market as a whole. Appreciation in the value of such securities may be contingent upon the occurrence of certain events, such as a successful reorganization or merger. If the expected event does not occur, the Master Trust may incur a loss on the position. Distressed securities may have a limited trading market, resulting in limited liquidity and presenting difficulties to the Master Trust in valuing its positions.

Uncertain Exit Strategies. Due to the illiquid nature of many distressed investments, as well as the uncertainties of the reorganization and active management process, the Sub-Adviser may be unable to predict with confidence what the exit strategy will ultimately be for any given position, or that one will definitely be available.

Control Position Risk. Certain distressed investment opportunities may allow a holder to have significant influence on the management, operations and strategic direction of the portfolio companies in which it invests.

See “Risks—Risks Related to the Master Trust’s Investments—Distressed Securities Risk.”

Leverage Risk. The Master Trust currently anticipates utilizing leverage to seek to enhance total return and income. It is expected that all leverage will be incurred at the Master Trust level and the Trust itself will not directly utilize leverage. There can be no assurance that the Adviser’s and the Sub-Adviser’s expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage is a speculative technique that exposes the Master Trust to greater risk and increased costs than if it were not implemented.

The use of leverage by the Master Trust will cause the net asset value of the

Common Shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value and dividend rate of the Common Shares is likely to be more volatile than those of a closed-end management investment company that is not exposed to leverage. In a declining market the use of leverage may result in a greater decline in the net asset value of the Common Shares than if the Master Trust were not leveraged.

Leverage will increase operating costs, which may reduce total return. Increases in interest rates that the Master Trust must pay on its Indebtedness will increase the cost of leverage and may reduce the return to Common Shareholders. This risk may be greater in the current market environment because interest rates are near historically low levels.

During the time in which the Master Trust is utilizing leverage, the amount of the fees paid to the Adviser, and thereby to the Sub-Adviser, for investment advisory services will be higher than if the Master Trust did not utilize leverage because the fees paid will be calculated based on the Master Trust’s Managed Assets, including proceeds of leverage. This may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders.

See “Risks—Risks Related to the Master Trust’s Investments—Leverage Risk.”

Other Investment Companies Risk. Investments in other investment companies present certain special considerations and risks not present in making direct investments in securities in which the Master Trust may invest. Investments in other investment companies involve operating expenses and fees that are in addition to the expenses and fees borne by the Trust and the Master Trust. Such expenses and fees attributable to the Master Trust’s investments in other investment companies are borne pro rata by the Trust as an investor in the Master Trust and therefore indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. See “Risks—Risks Related to the Master Trust’s Investments—Other Investment Companies Risk.”

Exchange-Traded Fund Risk. For ETFs tracking an index of securities, the cumulative percentage increase or decrease in the net asset value of the shares of an ETF may over time diverge significantly from the cumulative percentage increase or decrease in the relevant index due to the compounding effect experienced by an ETF which results from a number of factors, including, leverage (if applicable), daily rebalancing, fees, expenses and interest income, which in turn results in greater non-correlation between the return of an ETF and its corresponding index. See “Risks—Risks Related to the Master Trust’s Investments—Exchange-Traded Fund Risk.”

Short Sales Risk. Short sales involve selling securities of an issuer short in the expectation of covering the short sale with securities purchased in the open market at a price lower than that received in the short sale. If the price of the issuer’s securities declines, the Master Trust may then cover the short position with securities purchased in the market. The profit realized on a short sale will be the difference between the price received in the sale and the cost of the securities purchased to cover the sale. See “Risks—Risks Related to the Master Trust’s Investments—Short Sales Risk.”

Derivatives Risk. Derivatives are financial contracts in which the value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Master Trust may, but is not required to, engage in various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to seek to enhance total return of earn income. The Master Trust’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as interest rate risk, market risk, counterparty risk, and credit risk. See “Risks—Risks Related to the Master Trust’s Investments—Derivatives Risk.”

OTC Derivatives Risk. The Master Trust may invest a portion of its assets in investments which are not traded on organized exchanges and as such are not standardized. Such transactions are known as OTC transactions and may include forward contracts, swaps or options. While some OTC markets are highly liquid, transactions in OTC derivatives may involve greater risk than investing in exchange-traded derivatives because there is no exchange market on which to close out an open position. See “Risks—Risks Related to the Master Trust’s Investments—OTC Derivatives Risk.”

Options Risk. Trading in options involves a number of risks. Specific market movements of the option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, the Master Trust might not be able to effect an offsetting transaction in a particular option. See “Risks—Risks Related to the Master Trust’s Investments—Options Risk.”

Futures Risk. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the trader. See “Risks—Risks Related to the Master Trust’s Investments—Futures Risk.”

Swaps Risk. The Master Trust may utilize swap agreements including, without limitation, interest rate, index and currency swap agreements. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. There are risks relating to the financial soundness and creditworthiness of the counterparty to swap agreements. See “Risks—Risks Related to the Master Trust’s Investments—Swaps Risk.”

Credit Default Swaps Risk. The Master Trust may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. The Master Trust may be either the buyer or seller in a credit default swap transaction. Credit default swap transactions involve greater risks than if a Master Trust had invested in the reference obligation directly. Credit default swaps are subject to the risk of non-performance by the swap counterparty, including risks relating to the financial soundness and creditworthiness of the swap counterparty. See “Risks—Risks Related to the Master Trust’s Investments—Credit Default Swaps Risk.”

Hedging Transactions Risk. The success of any hedging strategy utilized by the Master Trust’s will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Master Trust’s hedging strategy will also be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. See “Risks—Risks Related to the Master Trust’s Investments—Hedging Transactions Risk.”

Counterparty Risk. The Master Trust will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Master Trust. See “Risks—Risks Related to the Master Trust’s Investments—Counterparty Risk.”

Synthetic Investment Risk. The Master Trust may be exposed to certain additional risks should the Sub-Adviser uses derivatives transactions as a means to synthetically implement the Master Trust’s investment strategies. Customized derivative instruments will likely be highly illiquid, and it is possible that the Master Trust will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Master Trust’s performance in a materially adverse manner. See “Risks—Risks Related to the Master Trust’s Investments—Synthetic Investment Risk.”

Segregation and Cover Risk. In connection with certain derivatives transactions, the Master Trust may be required to segregate liquid assets or otherwise cover such transactions and/or to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to the Master Trust for investment purposes. The Master Trust may earn a lower return on its portfolio than it might otherwise earn if it did not have to segregate assets in respect of, or otherwise cover, its derivatives transactions positions. See “Risks—Risks Related to the Master Trust’s Investments—Segregation and Cover Risk.”

Interest Rate Risk. The Master Trust is subject to several risks associated with changes in interest rates on its borrowings and investments which may affect profitability. See “Risks—Risks Related to the Master Trust’s Investments—Interest Rate Risk.”

Prepayment Risk. The frequency at which prepayments (including voluntary prepayments by the obligors and accelerations due to defaults) occur on bonds and loans will be affected by a variety of factors including the prevailing level of interest rates and spreads as well as economic, demographic, tax, social, legal and other factors. The adverse effects of prepayments may impact the Master Trust’s portfolio in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Sub-Adviser may have constructed for these investments, resulting in a loss to the Master Trust’s overall portfolio. See “Risks—Risks Related to the Master Trust’s Investments—Prepayment Risk.”

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Master Trust’s portfolio. See “Risks—Risks Related to the Master Trust’s Investments—Inflation/Deflation Risk.”

Duration and Maturity Risk. The Master Trust has no set policy regarding maturity or duration of credit instruments in which it may invest or of the Master Trust’s portfolio generally. The Sub-Adviser may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and all factors that the Sub-Adviser deems relevant. The Master Trust may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Sub-Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time. See “Risks—Risks Related to the Master Trust’s Investments—Duration and Maturity Risk.”

Credit Risk. Credit risk is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. See “Risks—Risks Related to the Master Trust’s Investments—Credit Risk.”

Non-U.S. Investments Risk. The risk of loss associated with investments in securities of foreign issuers include currency exchange risks, expropriation, or limits on repatriating an investment, government intervention, confiscatory taxation, political, economic or social instability, illiquidity, less efficient markets, price volatility and market manipulation. See “Risks—Risks Related to the Master Trust’s Investments—Non-U.S. Securities Risk.”

Equity Investments Risk. Incidental to the Master Trust’s investments in credit instruments, the Master Trust may acquire or hold equity securities, or warrants to purchase equity securities, of a Borrower or issuer. Common equity securities prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market and broader domestic and international political and economic events. See “Risks—Risks Related to the Master Trust’s Investments—Equity Investments Risk.”

For additional risks relating to investments in the Trust, including “Availability of Suitable Investments Risk,” “Bankruptcy Cases Risk,” “Creditor Committee Risk,” “Board Participation Risk,” “Certain Other Creditor Risks,” "Management Risk," "New Adviser Risk," "Valuation Risk," "Dependence on Occurrence of Events Risk," "Competition Risk," "Conflicts of Interest Risks," "Confidential Information Risk" "Tax Risk," "Portfolio Turnover Risk," "Reliance on Service Providers," "Technology Risk" "Recent Market Developments Risk," "Market Disruption and Geopolitical Risk," "UK Departure from EU Risk," "Eurozone Risk," and "Legislation and Regulation Risk," please see “Risks” beginning on page 42 of this prospectus.

Anti-Takeover Provisions in the Trust’s Governing Documents
The Trust’s Certificate of Trust, Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws (collectively, the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to an open-end fund. See “Anti-Takeover Provisions in the Trust’s Governing Documents” and “Risks—Anti-Takeover Provisions in the Trust’s Governing Documents Risk.”

Custodian, Transfer Agent, and Administrator
                        serves as the custodian of the Trust’s and the Master Trust’s assets pursuant to a custody agreement. Under the custody agreement, the custodian is required to hold the Trust’s and the Master Trust’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Trust and the Master Trust, plus certain charges for securities transactions.

                        serves as the Trust’s and the Master Trust’s dividend disbursing agent, agent under the Trust’s Plan (the “Plan Agent”), transfer agent and registrar with respect to the Common Shares of the Trust and the Master Trust.

                        serves as the administrator of the Trust and the Master Trust. Pursuant to an administration agreement, the administrator provides certain administrative services to the Trust and the Master Trust serves as the fund accounting agent of the Trust and the Master Trust and provides certain bookkeeping and accounting services to the Trust and the Master Trust.

SUMMARY OF TRUST EXPENSES

This table describes the combined fees and expenses of the Trust and the Master Trust that you will incur, directly or indirectly, if you buy and hold Common Shares. Because the Trust and the Master Trust have no operating history, many of these expenses are estimates. The Trust bears its pro rata portion of Master Trust’s management fee but does not pay a management fee directly to the Adviser with respect to any period during which the only investment security held by the Trust is that of the Master Trust. Therefore, as part of the master-feeder arrangement, investors in the Trust will incur a single fee for management services provided by the Adviser to the Trust and Master Trust. The Adviser will pay to the Sub-Adviser a sub-advisory fee out of the management fee received by the Adviser. Investors in the Trust will bear indirectly fees and expenses of the Master Trust, which are reflected in the following table and the examples below. The expenses shown in the table are based on estimated amounts for the Trust’s first full year of operations and assume that the Master Trust has net assets of $                        . The Trust’s actual expenses may vary from the estimated expenses shown in the table and, all other things being equal, will increase as a percentage of net assets attributable to Common Shares if the net assets of the Master Trust are less than $                        . See “Management of the Trust.”

Common Shareholder Transaction Expenses
Sales load paid by Common Shareholders (as a percentage of offering price)%
Offering expenses borne by Common Shareholders (as a percentage of offering price) (1) , (2)%
Dividend Reinvestment Plan fees(3)	None

Annual Expenses	As a Percentage of Net Assets Attributable to Common Shares(8)
Management fees(4)%
Interest payments on borrowed funds(5)%
Other expenses(6)(7)%
Total annual expenses	%

(1)
The Adviser has agreed to (i) pay all organizational expenses of the Trust and (ii) pay or reimburse offering expenses of the Trust (other than sales load) that exceed $       per Common Share. Assuming the Trust issues        Common Shares ($            ), the Trust’s offering costs are estimated to be $            . The Trust, and therefore Common Shareholders, will bear $            or approximately $            per Common Share of such estimated expenses, and the Adviser will bear any expenses above that amount.

(2)	[The Adviser (and not the Trust) will pay certain qualifying Underwriters structuring, syndication and other fees. See “Underwriters”.]

(3)	Common Shareholders will pay brokerage charges if they direct , as Plan Agent for the Common Shareholders, to sell their Common Shares held in a dividend reinvestment account.

(4)
The Master Trust will pay the Adviser an annual management fee, payable monthly in arrears, in an amount equal to             % of the Master Trust’s average daily Managed Assets. The management fee is payable by the Master Trust, but will be borne indirectly by Common Shareholders as a result of the Trust’s investment in the Master Trust. As part of a master-feeder arrangement, Common Shareholders will incur a single fee for investment advisory services provided by the Adviser to the Trust and the Master Trust. The Trust’s contractual investment management fee rate under its investment management agreement with the Adviser is identical to the Master Trust’s fee rate. However, pursuant to the Trust’s investment advisory agreement, no management fee is payable by the Trust with respect to any period during which the only investment security held by the Trust is that of the Master Trust.

(5)
Assumes leverage by the Master Trust through bank borrowings in an amount equal to approximately 30% of the Master Trust’s Managed Assets, at an estimated annual interest rate of             %. The costs associated with such borrowing by the Master Trust will be indirectly borne by Common Shareholders through the Trust’s investment in the Master Trust. It is expected that all leverage will be incurred at the Master Trust level and the Trust itself will not directly utilize leverage.

(6)
Expenses attributable to the Master Trust’s investments, if any, in other investment companies, including closed-end funds and exchange-traded funds, are currently estimated not to exceed 0.01% of net assets attributable to Common Shares.

(7)	The “Other expenses” shown in the table and related footnotes are based on estimated amounts for the Trust’s first year of operations.

(8)
The table presented in this footnote estimates what the Trust’s annual expenses would be, stated as percentages of the Trust’s net assets attributable to Common Shares, and assumes the Trust is the same size as the table above but, unlike the table above, assumes that the Master Trust does not utilize any form of leverage. In accordance with these assumptions, the Trust’s expenses would be estimated as follows:

Percentage of Net Assets Attributable to Common Shares (assumes no Leverage is used)
Annual Expenses
Management fees	%
Administrative and accounting fees	%
Interest payments on borrowed funds	None
Other expenses(6)%
Total annual expenses	%

The following example illustrates the expenses (including estimated offering expenses of $            ) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of            % of net assets attributable to Common Shares(*) and (2) a 5% annual return. The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value per Common Share. Actual expenses may be greater or less than those assumed. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

1 Year	3 Years	5 Years	10 Years
$	$	$	$

The Example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Trust’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example.

(*)
Based on the assumptions noted above but without the use of leverage, assuming (i) total annual expenses of            % of net assets attributable to Common Shares and (ii) a 5% annual return, you would pay the following expenses on a $1,000 investment in Common Shares:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

THE TRUST

XAI Octagon Credit Opportunities Alternative Registered Trust – Brokerage Feeder is a newly-organized, diversified, non-listed, closed-end management investment company registered under the 1940 Act. The Trust was organized as a statutory trust on August 3, 2016, pursuant to a Certificate of Trust, and is governed by the laws of the State of Delaware. As a newly-organized entity, the Trust has no operating history. The Trust’s principal office is located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, and its telephone number is (312) 374-6930.

XA Investments LLC serves as the Trust’s investment adviser and is responsible for the management of the Trust. Octagon Credit Investors, LLC serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of securities.

THE MASTER TRUST

The Trust will have the same investment objective and substantially the same investment policies as the Master Trust, a separate, newly-organized, diversified, closed-end management investment company. The Trust will seek to achieve its investment objective by investing substantially all of its assets in the Master Trust.

The Trust and the Master Trust are separate closed-end funds. The Trust is not a separate series of the Master Trust. The Master Trust was organized as a statutory trust on August 3, 2016, pursuant to a Certificate of Trust, and is governed by the laws of the State of Delaware. As a newly-organized entity, the Master Trust has no operating history. The Master Trust’s principal office is located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, and its telephone number is (312) 374-6930.

XA Investments LLC serves as the Master Trust’s investment adviser and is responsible for the management of the Master Trust. Octagon Credit Investors, LLC serves as the Master Trust’s investment sub-adviser and is responsible for the management of the Master Trust’s portfolio of securities.

The Master Trust may permit investment by Parallel Feeder Funds in addition to the Trust. The plan of distribution, fees, expenses, sales charges and investment minimums applicable to an investment in any such Parallel Feeder Fund may differ from the plan of distribution, fees, expenses, sales charges and investment minimums applicable to an investment in the Trust. The Trust expects that the differences in economic and offering terms of any such Parallel Feeder Funds, as compared to the Trust, will be dictated by the type of investors for which such Parallel Feeder Funds are designed and the plan of distribution utilized by such Parallel Feeder Funds. Parallel Feeder Funds may (individually or in the aggregate) own a greater percentage of the Master Trust than is owned by the Trust.

USE OF PROCEEDS

The net proceeds of the offering of the Common Shares will be approximately $             after payment of the estimated offering costs. The Adviser has agreed to (i) pay all organizational expenses of the Trust and (ii) pay or reimburse offering expenses of the Trust (other than sales load) that exceed $            per Common Share.

The Trust will invest the net proceeds of the offering in accordance with its investment objective and policies as soon as practicable after the closing of the offering. Substantially all of the net proceeds from the sale of Common Shares will be invested by the Trust in the Master Trust. Any assets of the Trust not invested in the Master Trust are anticipated to consist of cash or cash equivalents that may be held by the Trust on a temporary basis, for example in connection with the payment of distributions or tender offers and sufficient amounts of cash or cash equivalents to pay the Trust’s ongoing expenses.

The Trust expects that following receipt of the net offering proceeds by the Master Trust, the Master Trust will invest such proceeds as soon as practicable in accordance with the Trust’s and the Master Trust’s investment objective and strategies and consistent with market conditions and the availability of suitable investments. Pending the full investment of the proceeds of the offering, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short-term money market instruments, which have returns substantially lower than those the Trust anticipates earning once it has fully invested the proceeds of the offering in accordance with its investment objective.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The investment objective of the Trust and the Master Trust is to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle. There can be no assurance that the Trust or the Master Trust will achieve its investment objective. The investment objective of the Trust or the Master Trust may be changed by the Board of Trustees on 60 days’ prior written notice to Common Shareholders.

Investment Strategy

The Master Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities within the public and private credit markets. Under normal market conditions, the Master Trust will invest at least 80% of its Managed Assets in credit instruments.

The Trust will seek to achieve its investment objective by investing substantially all of its assets in the Master Trust. Under normal market conditions, the Trust intends to invest all of its assets in the Master Trust, other than cash or cash equivalents that may be held by the Trust on a temporary basis, for example in connection with the payment of distributions or tender offers and sufficient amounts of cash or cash equivalents to pay the Trust’s ongoing expenses.

Credit Instruments. The Master Trust’s investments may include (i) structured credit investments, including CLO debt and subordinated (i.e. residual or equity) securities; (ii) performing credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed credit situations and long/short credit investments; and (iv) other credit-related instruments. The Master Trust may invest without limitation in loans, bonds and other debt securities, CLO securities, including debt and subordinated (i.e. residual or equity) CLO securities, credit default swaps and other credit and credit-related instruments. The Master Trust may invest in senior, junior, secured and unsecured credit instruments. Credit instruments in which the Master Trust may invest may have fixed, floating or variable interest rates.

Below-Investment Grade Investments. The Master Trust currently intends to pursue its investment objective by investing primarily in below investment grade credit instruments, but may invest without limitation in investment grade credit instruments. A credit instrument is considered below investment grade quality if it is rated below investment grade (that is, below Baa3- by Moody’s or below BBB- by S&P or Fitch) or, if unrated, judged to be below investment grade quality by the Sub-Adviser. Below investment grade credit instruments are often referred to as “high yield” securities or “junk bonds.” Below investment grade credit instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal.

Illiquid Investments. The Master Trust may invest without limitation in illiquid credit instruments, including instruments that are unregistered, restricted, for which there is no readily available trading market or that are otherwise illiquid.

Maturity and Duration. Although the Master Fund intends to focus on credit instruments with a short interest rate duration, the Master Trust may invest in credit instruments of any maturity, and does not manage its portfolio seeking to maintain a targeted dollar-weighted average maturity level. The Master Trust does not have a fixed duration target, and the portfolio’s duration may vary significantly over time based on the Sub-Adviser’s assessment of the current market conditions. In comparison to maturity, interest rate duration is a measure of the price volatility of a credit instrument as a result of changes in market interest rates, based on the weighted average timing of the instrument’s expected principal and interest payments. For example, if interest rates increase by 1%, the net asset value of a portfolio with a duration of five years would decrease by approximately 5%. Conversely, if interest rates decline by 1%, the net asset value of a portfolio with a duration of five years would increase by approximately 5%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates. Duration is expressed as a number of years but differs from maturity in that it considers an instrument’s yield, coupon payments, principal payments and call features in addition to the amount of time until the instrument matures. As the value of an instrument changes over time, so will its duration. Prices of instruments with longer durations tend to be more sensitive to interest rate changes than instrument with shorter durations. Longer-maturity investments generally have longer interest rate durations because the investment’s fixed rate is locked in for longer periods of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down with the level of prevailing interest rates.

Short Sales. The Master Trust may, from time to time, engage in short sales of credit instruments. A short sale is a transaction in which the Master Trust sells an instrument that it does not own in anticipation that the market price will decline.

Non-U.S. Investments. While the investment strategy of the Master Trust does not focus primarily on non-U.S. investments, it is possible that, under certain circumstances where such opportunities are favorable, the Master Trust could invest in credit instruments of non-U.S. issuers and markets outside the U.S. Generally, such non-U.S. investments will be issued by large non-U.S. corporations, partnerships, limited liability companies and other business entities.

Other Investment Companies. As an alternative to holding investments directly, the Master Trust may also obtain investment exposure to securities in which it may invest directly by investing in other investment companies. The Master Trust may invest in mutual funds, closed-end funds and exchange-traded funds.

Derivative Transactions. The Master Trust may, but is not required to, use various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Derivatives are financial instruments the value of which is derived from a reference instrument. The Master Trust may engage in a variety of derivatives transactions, including options, swaps, futures contracts, options on futures contracts and forward currency contracts and options on forward currency contracts. The Master Trust may purchase and sell exchange-listed, centrally cleared and OTC derivatives. The Master Trust may utilize derivatives that reference one or more securities, indices, commodities, currencies or interest rates. In addition, the Master Trust may utilize new techniques, transactions, instruments or strategies that are developed or permitted as regulatory changes occur.

Investment Philosophy and Process

At the heart of Octagon’s investment philosophy is a deep understanding of fundamental credit analysis, enhanced by a process focused on optimizing returns against target risk profiles. Octagon’s investment philosophy combines relative value focus and active portfolio management. Over Octagon’s 20 plus year history, it has developed a proven, repeatable and scalable credit selection and investment process.

Octagon’s investment process involves four key steps:

1)	ongoing assessment of investment opportunities;

2)	research, analysis and written recommendations with defined investment thesis;

3)	investment committee approval before any credit is considered for investment; and

4)	continual monitoring which is a collaborative team effort to enhance decision making and risk management.

The Octagon portfolio management team manages positions in an effort to optimize relative value. Octagon’s focus on improving credits seeks to enhance alpha generation by searching for opportunities in the credit markets. As part of this ongoing process, Octagon refreshes internal ratings for credits to identify buy and sell opportunities. The Octagon research method is robust, involving various key factors including the assessment of industry dynamics, competitive factors, performance history, deal sponsor, company management, cash flow estimates, liquidity, collateral values, quality, downside protection, capital structure, macroeconomic factors, technical supply and demand and potential political or regulatory influences.

Risk Management. Octagon will dynamically manage the Master Trust’s portfolio based on its evolving credit market outlook in an effort to produce attractive risk-adjusted returns. The Octagon team meets regularly to monitor portfolios using its robust review process and striving to manage risk via its proprietary internal credit rating and portfolio weighting system. The investment team has a set risk monitoring process which involves the following:

•
Relative Value Meetings to examine new market trends and discuss technical dynamics with a focus on recent price changes and price target revisions. At these meetings Octagon investment professionals discuss seeking the best loan and bond relative value and return ideas.

•	Loan & Bond Assets Meetings to discuss new leveraged loan and high yield bond issues and trading opportunities.

•	Team Network Exchange for daily real-time updates with mobile access to address earnings, news, trading levels, buy/sell recommendations and watch lists.

•
Full and Mini Portfolio Reviews to conduct credit review of all assets (full review) or lower-rated assets (mini review) in a single investment professional’s portfolio with a focus on action-oriented recommendations. The objective of these reviews is to affirm or change internal credit ratings and collateral grades.

•	Watch List Reviews and Meetings to examine and discuss credits on watch list.

•
Strategic Reviews to discuss credit cycle fundamentals and analyze macro factors including GDP, interest rate and default projections. Strategic Reviews are designed to determine and forecast shifts in the economic cycle, evaluate the impact of the latest economic and market data and to determine tactical and strategic allocations.

Benchmark Index. The Master Trust’s opportunistic credit strategy seeks to outperform its primary benchmark, the S&P/LSTA U.S. Leveraged Loan 100 Index which is designed to reflect the performance of the largest facilities in the leveraged loan market. The S&P/LSTA U.S. Leveraged Loan 100 Index is utilized by the Master Trust and the Trust as a comparative measure only. The Master Trust may from time to time use additional benchmark indices to analyze certain aspects of the Master Trust's performance. The Master Trust is actively managed and does not track any index. Index information is not meant to represent the performance of the Master Trust or its underlying investments.

THE TRUST’S INVESTMENTS

The Master Trust’s investment portfolio may consist of investments in the following types of securities. There is no guarantee the Master Trust will buy all of the types of securities or use all of the investment techniques that are described herein.

Collateralized Loan Obligations

A CLO generally is an entity that holds a portfolio consisting principally (typically, 80% or more of its assets) of loan obligations and that was created, in part, to reapportion the risk and return characteristics of its portfolio of underlying assets. The CLO securitizes payment claims arising out of its portfolio of underlying assets and issues securities with payment characteristics linked to the underlying assets. The redemption of the securities issued by the CLO typically occurs from the cash flow generated by the portfolio of underlying assets. The vast majority of CLOs are actively managed by an investment manager that is independent of the CLO and the holders of its securities.

The Master Trust expects to invest in CLO Securities issued by CLOs that principally hold Senior Loans, diversified by industry and Borrower. It is also possible that the underlying obligations of CLOs in which the Master Trust invests will include (i) second lien and/or subordinated loans, (ii) debt tranches of other CLOs, and (iii) equity securities incidental to investments in senior loans. The cash flows on the underlying obligations will primarily determine the payments to holders of CLO Securities. CLO Securities may have floating interest rates, fixed interest rates or, in the case of subordinated CLO Securities, no set interest rate (but rather participate in residual cash flows of the relevant CLO). CLOs issue securities in tranches with different payment characteristics and different credit ratings. These tranches are generally categorized as senior, mezzanine, or subordinated/equity, according to their degree of risk. The key feature of the CLO structure is the prioritization of the cash flows from a pool of securities among the several tranches of the CLO. As interest payments are received, the CLO makes contractual interest payments to each tranche of debt based on its seniority. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the subordinated (or residual) tranche (often referred to as the “equity” tranche). The contractual provisions setting out this order of payments are set out in detail in the relevant CLO’s indenture. These provisions are referred to as the “priority of payments” or the “waterfall” and determine the terms of payment of any other obligations that may be required to be paid ahead of payments of interest and principal on the securities issued by a CLO. In addition, for payments to be made to each tranche, after the most senior tranche of debt, there are various tests that must be complied with, which are different for each CLO.

The rated tranches of CLO securities are generally assigned credit ratings by one or more nationally recognized statistical rating organizations (whether or not such tranches are issued as part of a component of a composite instrument with one or more other instruments). The subordinated (or residual) tranche (often referred to as the “equity” tranche) does not receive a rating. The transaction documents relating to the issuance of CLO securities impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO’s investment manager to trade investments and impose certain portfolio-wide asset quality requirements.

CLO securities are generally limited recourse obligations of the CLO payable solely from the underlying assets of the CLO or the proceeds thereof. Consequently, holders of CLO securities must rely solely on distributions on the underlying assets or proceeds thereof for payment in respect thereof. The cash flows generated by the underlying obligations held in a CLO’s portfolio will generally determine the interest payments on CLO securities. Payments to holders of tranched CLO securities are made in sequential order of priority.

Senior Loans

Senior secured loans (“Senior Loans”) are typically made to U.S. and, to a lesser extent, large non-U.S. corporations, partnerships, limited liability companies and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans rated below investment grade are sometimes referred to as “leveraged loans.”

Senior Loans generally hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and holders of equity of the Borrower. Typically, in order to borrow money pursuant to a Senior Loan, a Borrower will, for the term of the Senior Loan, pledge collateral (subject to typical exceptions), including but not limited to (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Senior Loan.

A Borrower must comply with various covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the “Loan Agreement”). In a typical Senior Loan, an administrative agent (the “Agent”) administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. The Master Trust will generally rely upon the Agent or an intermediate participant to receive and forward to the Master Trust its portion of the principal and interest payments on the Senior Loan. Additionally, the Master Trust normally will rely on the Agent and the other loan investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis.

Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Master Trust from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Master Trust from its investments in Senior Loans should decrease. These base lending rates are primarily the London Interbank Offered Rate (LIBOR) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933 (the “Securities Act”) or the Securities Act of 1934 (the “Exchange Act”), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Sub-Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Master Trust will be particularly dependent on the analytical abilities of the Sub-Adviser.

No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. Any secondary market for Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in the net asset value of the Common Shares. In addition, the Master Trust may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Master Trust could sell such loans if they were more widely traded and, as a result of such illiquidity, the Master Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. A limited supply or relative illiquidity of Senior Loans may adversely affect the Master Trust’s ability to achieve its investment objective.

The Master Trust may purchase and retain in its portfolio Senior Loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Master Trust may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.

 In the process of buying, selling and holding Senior Loans, the Master Trust may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. On an ongoing basis, the Master Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Master Trust may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a

Borrower. Other fees received by the Master Trust may include covenant waiver fees, covenant modification fees or other amendment fees.

Direct Assignments. The Master Trust generally will seek to purchase Senior Loans on a direct assignment basis. If the Master Trust purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the Loan Agreement of the assigning lender and becomes a lender under the Loan Agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Master Trust. For example, if such loan is foreclosed, the Master Trust could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan Participations. The Master Trust may also acquire in participations in Senior Loans. The participation by the Master Trust in a lender’s portion of a Senior Loan typically will result in the Master Trust’s having a contractual relationship only with such lender, not with the Borrower. As a result, the Master Trust may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. In connection with purchasing participations, the Master Trust generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other investors through set-off against the Borrower and the Master Trust may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the participation. In the event of the insolvency of the entity selling a participation, the Master Trust may be treated as a general creditor of such entity. The selling entity and other persons interpositioned between such entity and the Master Trust with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in these industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee’s monetary policy, governmental regulations concerning these industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Second Lien and Subordinated Loans

The Master Trust may also invest in second lien and subordinated secured loans. Second lien and subordinated secured loans generally have similar characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. The Master Trust may purchase interests in second lien and subordinated secured loans through assignments or participations.

Unsecured Loans

Unsecured loans generally have lower priority in right of payment compared to holders of secured debt of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the loan. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans, second lien loans and subordinated secured loans. Unsecured loans may have fixed or floating rate interest payments. Because unsecured loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to senior loans, second lien loans and subordinated secured loans discussed above. The Master Trust may purchase interests in unsecured loans through assignments or participations.

Corporate Bonds

Corporate bonds typically pay a fixed rate of interest and must be repaid on or before maturity. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the market place. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Stressed, Distressed and Defaulted Investments

 The Master Trust may invest in loans, debt securities and other instruments of companies undergoing, or that have recently completed, bankruptcies, reorganizations, insolvencies, liquidations or other fundamental changes or similar proceedings or other stressed issuers. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities, the value of which will be less than the purchase price to the Master Trust of the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Master Trust may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including but not limited to (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Master Trust intends to invest, there is a potential risk of loss by the Master Trust of its entire investment in such companies.

The Master Trust may invest in loans, debt securities and other instruments that are in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Master Trust. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy bankruptcy or other reorganization proceedings, during which the issuer might not make any interest or other payments.

Distressed and defaulted instruments generally present the same risks as investment in below investment grade instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. Distressed instruments present a risk of loss of principal value, including potentially a total loss of value. Distressed instruments may be highly illiquid and the prices at which they may be sold may represent a substantial discount to what the Sub-Adviser believes to be their ultimate value.

Variable, Floating, and Fixed Rate Debt Obligations

The credit instruments in which the Master Trust invests or has exposure to may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month LIBOR, the prime rate of a bank, the commercial paper rates, or the longer term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. If the Sub-Adviser incorrectly forecasts interest rate movements, the Master Trust could be adversely affected by use of variable and floating rate securities.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

Short Sales

The Master Trust may engage in short sales of credit instruments and exchange-traded funds (“ETFs”) to the extent the Sub-Adviser deems it advisable in connection with the Master Trust’s investments or as opportunistic investments. A short sale is a transaction in which the Master Trust sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Master Trust arranges through a broker to borrow the securities and, in so doing, the Master Trust becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Master Trust intends to replace the securities at a lower price at a later date and therefore profit from the difference between the cost to replace the securities and the proceeds received from the earlier sale of the securities. When the Master Trust makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker, and will accrue interest, until the Master Trust replaces the borrowed securities. The Master Trust may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Master Trust’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Master Trust will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale.

The Master Trust may use derivative transactions, including futures, options, swaps, credit default swaps, total return swaps, forward sales or other transactions, to effectuate short exposure in the portfolio.

Other Investment Companies

As an alternative to holding investments directly, the Master Trust may also obtain investment exposure to securities in which it may invest directly by investing in other investment companies. The Master Trust may invest in mutual funds, closed-end funds and exchange-traded funds. Under the 1940 Act, the Master Trust generally may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. However, pursuant to certain exemptions set forth in the 1940 Act and/or in accordance with the terms of exemptive relief obtained by certain other investment companies in which the Master Trust may seek to invest, the Master Trust may invest in excess of this limitation provided that certain conditions are met.

Investments in other investment companies involve operating expenses and fees at the other investment company level that are in addition to the expenses and fees borne by the Trust and the Master Trust and are borne indirectly by Common Shareholders. For purposes of the Master Trust’s policy of investing at least 80% of its Managed Assets in credit instruments, the Master Trust will include the value of its investments in other investment companies that invest at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in one or more types of credit instruments.

Derivative Transactions

The Master Trust may, but is not required to, use various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Derivatives are financial instruments the value of which is derived from a reference instrument. The Master Trust may engage in a variety of derivatives transactions, including options, swaps, swaptions, futures contracts, options on futures contracts and forward currency contracts and options on forward currency contracts. The Master Trust may purchase and sell exchange-listed, centrally cleared and OTC derivatives. If a derivative is centrally cleared, a central clearing entity stands between the two parties to the trade as counterparty to each. The Master Trust may utilize derivatives that reference one or more securities, indices, commodities, currencies or interest rates. In addition, the Master Trust may utilize new techniques, transactions, instruments or strategies that are developed or permitted as regulatory changes occur. Derivatives may allow the Master Trust to increase or decrease the level of risk to which the Master Trust is exposed more quickly and efficiently than transactions in other types of instruments. If the Master Trust invests in a derivative for speculative purposes, the Master Trust will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial economic leverage and consequently substantial volatility.

There is no assurance that these derivative strategies will be available at any time, that the Sub-Adviser will determine to use them for the Master Trust or, if used, that the strategies will be successful

Options. An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of a call option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The writer of a put option has the obligation upon exercise of the option to pay the exercise price upon delivery of the underlying security. The Master Trust may buy, sell and write exchange-traded and OTC call and put options.

If an option written by the Master Trust expires unexercised, the Master Trust realizes on the expiration date a capital gain equal to the premium the Fund received at the time the option was written. If an option purchased by the Master Trust expires unexercised, the Master Trust realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Master Trust desires.

The Master Trust may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Master Trust will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Master Trust will realize a capital gain or, if it is less, the Master Trust will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The Master Trust may buy or write straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Master Trust’s immediate obligations. The Master Trust may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Master Trust will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Master Trust may “cover” its obligations when it writes call options or put options. In the case of a call option on a credit instrument or other security, the option is covered if the Master Trust owns the instrument underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated by its custodian) upon conversion or exchange of other instruments held by the Master Trust.

A call option written on an instrument is also “covered” if the Master Trust does not hold the underlying instrument or have the right to acquire it (a so-called “naked” call option), but the Master Trust segregates liquid assets in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis .

For a call option on an index, the option is covered if the Master Trust segregates liquid assets in an amount equal to the contract value of the index. A call option is also covered if the Master Trust holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Master Trust in segregated liquid assets. A put option on a security or an index is covered if the Master Trust segregates liquid assets equal to the exercise price. A put option is also covered if the Master Trust holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Master Trust in segregated liquid assets. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of the Master Trust’s investment restrictions concerning senior securities and borrowings.

 A put option written by the Master Trust is “covered” if the Master Trust segregates liquid assets equal to the exercise price. A put option is also covered if the Master Trust holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Master Trust in segregated liquid assets.

Futures and Options on Futures. The Master Trust may buy, sell and write futures contracts that relate to: interest rates, credit instruments and related indices, volatility indices, credit-linked notes and individual stocks and stock indices.

A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Master Trust purchases or sells a security, no price is paid or received by the Master Trust upon the purchase or sale of a futures contract. Initially, the Master Trust will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Master Trust as unrealized gains or losses. At any time prior to expiration of the futures contract, the Master Trust may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Master Trust, and the Master Trust realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Master Trust, the Master Trust may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Master Trust. Futures transactions also involve brokerage costs and the Master Trust may have to segregate additional liquid assets in accordance with applicable SEC requirements.

The Master Trust also may buy and write options on the futures contracts in which it may invest (“futures options”) and may buy or write straddles, which consist of a call and a put option on the same futures contract. A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call futures option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put futures option, the opposite is true. The Master Trust will only write futures options and straddles which are “covered.” This means that, when writing a call option, the Master Trust must either segregate liquid assets with a value equal to the fluctuating market value of the optioned futures contract, or the Master Trust must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Master Trust in segregated liquid assets. When writing a put option, the Master Trust must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Master Trust in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Master Trust’s immediate obligations. The Master Trust may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Master Trust will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Swaps. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). The “notional amount” of the swap agreement is only a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Master Trust’s obligations (or rights) under a swap agreement generally will be equal only to the “net amount” to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Master Trust’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Master Trust) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated liquid, unencumbered assets.

Credit Default Swaps. The Master Trust may enter into credit default swap agreements and similar agreements. Among other purposes, credit default swaps provide investment exposure to changes in credit spreads and relative interest rates. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Master Trust (including a “basket” of securities representing an index). The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Master Trust may be either the buyer or seller in the transaction. If the Master Trust is a buyer and no credit event occurs, the Master Trust recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Master Trust may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Master Trust generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Total Return Swaps. The Master Trust may enter into total return swaps. Total return swaps are used as substitutes for owning a particular physical security, or the securities comprising a given market index, or to obtain exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of the total return on the security, index or other instrument underlying the swap, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Master Trust with the additional flexibility of gaining exposure to a particular security or index by using the most cost-effective vehicle available. Total return swaps provide the Master Trust with the opportunity to actively manage the cash maintained by the Master Trust as a result of not having to purchase the actual securities or other instruments underlying the swap. The cash backing total return swaps is actively managed to seek to earn a return in excess of the floating rate paid on the swap.

Interest Rate Swaps. Interest rate swaps involve the exchange by the Master Trust with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

Currency Swaps. Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

Swaptions. The Master Trust may enter into “swaptions,” which are options on swap agreements. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Master Trust may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Master Trust generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Master Trust purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Master Trust writes a swaption, upon exercise of the option the Master Trust will become obligated according to the terms of the underlying agreement.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative or basket of derivatives, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. Like an investment in a bond, investments in these credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivatives and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Master Trust would receive. The Master Trust’s investments in these instruments are indirectly subject to the risks associated with derivatives, including, among others, counterparty risk, credit risk and leverage risk. There may be no established trading market for these securities.

Synthetic Investments

As an alternative to holding investments directly, the Master Trust may also obtain investment exposure to investments in which the Master Trust may invest directly through the use of derivative instruments. The Master Trust may utilize swaps, options, forwards, notional principal contracts or other derivative instruments to replicate, modify or replace the economic attributes associated with an investment in which the Master Trust may invest directly. To the extent that the Master Trust invests in synthetic investments with economic characteristics similar to credit securities, the value of such investments will be counted as credit securities for purposes of the Master Trust’s policy of investing at least 80% of its Managed Assets in credit securities.

Unfunded Commitments

Certain of the loan participations or assignments acquired by the Master Trust may involve unfunded commitments of the lenders or revolving credit facilities under which a Borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Master Trust would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring the Master Trust to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Equity Securities

Incidental to the Master Trust’s investments in credit instruments, the Master Trust may acquire or hold equity securities, or warrants to purchase equity securities, of a Borrower or issuer. Equity securities held by the Master Fund may include common equity securities and preferred securities. Common stock represents an equity ownership interest in a company. Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period.

preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. The equity interests held by the Master Trust, if any, may not pay dividends or otherwise generate income.

Temporary Defensive Investments

During periods in which the Sub-Adviser believes that changes in economic, financial or political conditions make it advisable to maintain a temporary defensive posture (a “temporary defensive period”), or in order to keep the Master Trust’s cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being invested, the Master Trust may, without limitation, hold cash or invest its assets in in short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury bonds and repurchase agreements in respect of those instruments. Short term investments in which the Master Trust may invest including obligations of the U.S. Government, its agencies or instrumentalities; commercial paper; and certificates of deposit and bankers’ acceptances. During a temporary defensive period, the Master Trust may also invest in shares of money market mutual funds. Money market mutual funds are investment companies. As a shareholder in a mutual fund, the Master Trust will bear its ratable share of its expenses, including management fees. There can be no assurance that such strategies will be successful. The Master Trust may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels.

U.S. Government Securities

U.S. government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Master Trust also may invest in any other security or agreement collateralized or otherwise secured by U.S. government securities. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Because the U.S. government generally is not obligated to provide support to its instrumentalities, the Master Trust will invest in obligations issued by these instrumentalities only if the Sub-Adviser determines that the credit risk with respect to such obligations is minimal.

Portfolio Turnover

The Master Trust will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Master Trust. Portfolio turnover generally involves some expense to the Master Trust, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to individual investors in the Trust to the extent it results in an increase in the short-term capital gains portion of distributions to shareholders. The Master Trust’s portfolio turnover rate may vary greatly from year to year.

Investment Restrictions

The Trust and the Master Trust have adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act (and preferred shares, if any, voting together as a single class), which is defined by the 1940 Act as the lesser of (i) 67% or more of the Trust’s voting securities present at a meeting, if the holders of more than 50% of the Trust’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Trust’s outstanding voting securities. See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Trust and the Master Trust

USE OF LEVERAGE

The Master Trust currently anticipates utilizing leverage to seek to enhance total return and income. It is expected that all leverage will be incurred at the Master Trust level and the Trust itself will not directly utilize leverage.

The Master Trust may use leverage through (i) Indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper, and (ii) the issuance of Preferred Shares. While the Master Trust may utilize leverage to the maximum extent permitted by the 1940 Act, under current market conditions, the Master Trust initially expects to utilize leverage through Indebtedness in an aggregate amount of approximately 25%-30% of the Master Trust’s Managed Assets (including the proceeds of leverage).

The Adviser and the Sub-Adviser anticipate that the use of leverage may result in higher total return to Common Shareholders over time; however, there can be no assurance that such expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. The use of leverage will cause the Trust’s and the Master Trust’s net asset value and level of distributions to be more volatile than if leverage were not used. The costs associated with the issuance of leverage will be borne by the Trust (and any Parallel Feeder Funds) as a common shareholder of the Master Trust, which will result in a reduction of net asset value of the Common Shares and as a result such costs will be borne indirectly by Common Shareholders. The fees paid to the Adviser, and thereby to the Sub-Adviser, will be calculated on the basis of the Master Trust’s Managed Assets, including proceeds from leverage, so the fees paid to the Adviser and Sub-Adviser will be higher when leverage is utilized. The Trust and any Parallel Feeder Funds that invest in the Master Trust bear the portion of the management fee attributable to assets purchased with the proceeds of leverage and therefore effectively bear the entire management fee. Common Shareholders will bear the portion of the management fee borne by the Trust. There can be no assurance that a leveraging strategy will be utilized or, if utilized, will be successful.

Indebtedness

Under the 1940 Act the Master Trust may not incur Indebtedness if, immediately after incurring such Indebtedness, the Master Trust would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of Indebtedness outstanding, the Master Trust is required to have at least three dollars of assets). In addition, the Master Trust generally is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration and after deducting the amount of such dividend or other distribution, the Master Trust maintains asset coverage of 300%. However, the foregoing restriction does not apply with respect to certain types of Indebtedness of the Master Trust, including a line of credit or other privately arranged borrowings from a financial institution.

Pursuant to the Master Trust’s Indebtedness, lenders would have the right to receive interest on and repayment of principal of any such Indebtedness, which right will be senior to those of common shareholders. The terms of any such Indebtedness may require the Master Trust to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such Indebtedness over the stated interest rate. If the Master Trust utilizes Indebtedness, the Common Shareholders will indirectly bear the offering costs of the issuance of any Indebtedness.

The 1940 Act grants to the lenders, under certain circumstances, certain voting rights in the event of default in the payment of interest on or repayment of principal. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees of the Master Trust.

Credit Facility. The Master Trust currently intends to arrange a floating rate credit facility with one or more banks or other financial institutions pursuant to which the Master Trust would be entitled to borrow funds from time to time in accordance with the terms of such credit facility after the consummation of this offering. Any such borrowings, as well as the issuance of notes or other forms of Indebtedness, would constitute leverage and would be subject to the 300% asset coverage requirements imposed by the 1940 Act described above. No assurance can be provided that such Credit Facility will be entered into and the Master Trust may choose not to enter into a credit facility.

Under the terms of a credit facility, the Master Trust may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Master Trust expects that a credit facility would contain customary covenants that, among other things, likely would limit the Master Trust’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Master Trust may be required to pledge some or all of its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Master Trust expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Master Trust will enter into an agreement for a credit facility, or, if it does, that the Master Trust would receive terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, the credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

Notes. The Master Trust may also issue notes or other debt securities. As a condition to obtaining financing or obtaining ratings on the notes or other debt securities, the terms of any notes or other debt securities issued would be expected to include asset coverage maintenance provisions that would require the redemption of the notes or other debt securities in the event of non-compliance by the Master Trust and might also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet such redemption requirements, the Master Trust might have to liquidate portfolio securities. These liquidations and redemptions, or reductions in Indebtedness, would cause the Master Trust to incur related transaction costs and could result in capital losses. Prohibitions on dividends and other distributions could impair the Trusts ability to qualify as a RIC under the Code.

If the Master Trust issues notes or other debt securities, it may be subject to certain restrictions imposed by guidelines of one or more ratings agencies that may issue ratings for the notes or may be subject to covenants or other restrictions imposed by its lenders. These guidelines would be expected to impose asset coverage or portfolio composition requirements that would be more stringent than those imposed on the Master Trust by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Sub-Adviser from managing the Master Trust portfolio in accordance with its investment objective and policies. If the Master Trust were to issue notes or other debt securities as well as utilize a credit facility, such notes The Notes would have an equal security interest, if any, with and rank pari passu, or equally in right of payment, with any borrowings under the credit facility.

Preferred Shares

Under the 1940 Act, the Master Trust may not issue Preferred Shares if, immediately after issuance, the Master Trust would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of Preferred Shares outstanding, the Master Trust is required to have at least two dollars of assets). The Master Trust would not be permitted to declare any distribution (unless payable in stock) on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Master Trust has an asset coverage of at least 200% after deducting the amount of such distribution or purchase price, as applicable.

If the Master Trust has Preferred Shares outstanding, two of the Master Trust’s trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining trustees of the Master Trust will be elected by common shareholders (i.e. the Common Shareholders of the Trust and any Parallel Feeder Fund) and preferred shareholders voting together as a single class. In the event dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends on such securities, holders of Preferred Shares would be entitled to elect a majority of the directors of the Master Trust (subject to any prior rights, if any, of the holders of any other class of senior securities outstanding) and continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. Additionally, the holders of Preferred Shares would have separate voting rights for certain matters pursuant to the 1940 Act and the terms of the Preferred Shares.

In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of the Preferred Shares would be expected to include asset coverage maintenance provisions that would require the redemption of Preferred Shares in the event of non-compliance by the Master Trust and might also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet such redemption requirements, the Master Trust might have to liquidate portfolio securities. These liquidations and redemptions would cause the Master Trust to incur related transaction costs and could result in capital losses. Prohibitions on dividends and other distributions could impair the Trusts ability to qualify as a RIC under the Code.

If the Master Trust issues Preferred Shares, it may be subject to certain restrictions imposed by guidelines of one or more ratings agencies that may issue ratings for Preferred Shares issued by the Master Trust. These guidelines would be expected to impose asset coverage or portfolio composition requirements that would be more stringent than those imposed on the Master Trust by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Sub-Adviser from managing the Master Trust’s portfolio in accordance with its investment objective and policies.

Derivatives

In addition, the Master Trust may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of such transactions obligate the Master Trust to make payments, the Master Trust intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Master Trust under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. As a result of such segregation or cover, the Master Trust’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act, including the asset coverage requirements applicable to indebtedness under the 1940 Act. To the extent that the Master Trust’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement described above.

Effects of Leverage

Assuming Indebtedness representing approximately 30% of the Master Trust’s Managed Assets, at an interest rate of       % payable on such Indebtedness, the income generated by the Master Trust’s portfolio (net of non-leverage expenses) must exceed       % in order to cover such interest payments and other expenses specifically related to Indebtedness. Of course, these numbers are merely estimates, used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate assumed above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Master Trust’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table further reflects the use of Indebtedness representing approximately 30% of the Master Trust’s Managed Assets, net of expenses, and the Master Trust’s currently projected annual interest rate on its borrowings of       %. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Master Trust, and therefore the Trust. See “Risks.”

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%

Common Share Total Return	%	%	%	%	%

Common Share Total Return is composed of two elements: the distributions paid by the Trust (the amount of which is largely determined by the net investment income of the Trust after paying interest and other expenses on its leverage) and gains or losses on the value of the securities the Trust owns. As required by SEC rules, the table above assumes that the Master Trust, and therefore the Trust, is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Trust must assume that the interest received on the Master Trust’s portfolio investments is entirely offset by losses in the value of those investments.

RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Trust. An investment in the Trust is subject to investment risk, including the possible loss of your entire investment.

Risks Related to the Trust and Master Trust Structure

No Prior History. Each of the Trust and the Master Trust is a newly-organized, diversified, closed-end management investment company with no history of operations.

Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Master Trust. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of distributions. A prospective investor should invest in the Common Shares only if they can sustain a complete loss in their investment.

Master-Feeder Structure Risk. The Trust invests in the Master Trust as part of a master-feeder arrangement in which the Trust and the Master Trust are separate closed-end funds. The Trust is not a separate series of the Master Trust. The Trust will be dependent on the Master Trust to distribute sufficient cash to allow the Trust to pay its expenses and distributions. In order to finance the repurchase of Common Shares pursuant to tender offers, the Trust will be dependent on the Master Trust conducting a repurchase offer at approximately the same time to allow the Trust to liquidate a portion of its investment in the Master Trust. The Master Trust may accept investments from Parallel Feeder Funds in addition to the Trust. Because any such Parallel Feeder Fund can set its own transaction minimums, feeder-specific expenses, and other conditions, a Parallel Feeder Fund could offer access to the Master Trust on more attractive terms, or could experience better performance, than a the Fund. The offering by any Parallel Feeder Fund may commence or continue of the completion of this offering by the Fund. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, investors in a larger feeder fund will have more voting power than the investors in a smaller feeder fund over the operations of the Master Trust. If Parallel Feeder Funds that invest in the Master Trust tender for a significant portion of their shares in a tender offer, the assets of the Master Trust will decrease, which could increase the Trust’s expense ratio.

Non-Listed Closed-End Fund Risk. The Trust is designed for long-term investors and not as a trading vehicle. Prior to the occurrence of a Liquidity Event, an investment in the Common Shares, unlike an investment in a listed closed-end fund, should be considered illiquid. The Common Shares are appropriate only for investors who are seeking an investment in less liquid portfolio investments within an illiquid fund. An investment in Common Shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds) which generally permit redemptions on a daily basis, the Common Shares will not be redeemable at an investor’s option. Unlike listed closed-end funds, the Trust does not intend to list the Common Shares for trading on any securities exchange prior to the occurrence of a Liquidity Event, and the Trust does not expect any secondary market to develop for the Common Shares in the foreseeable future. The net asset value of the Common Shares may be volatile. As the Common Shares will not be listed for trading prior to the occurrence of a Liquidity Event, investors may not be able to dispose of their investment in the Trust no matter how poorly the Trust performs.

Periodic Tender Offers Risk. Although the Trust intends to implement a tender offer program consisting of quarterly tender offers for a portion of the Common Shares, the Trust is not obligated to make such tender offers. Such tender offers are not expected to commence until approximately            months after the completion of this offering. Because the Trust does not intend to list the Common Shares for trading on any securities exchange prior to the occurrence of a Liquidity Event, Common Shareholders will likely have no liquidity in the Common Shares prior to the expiration of the initial tender offer. The Trust currently anticipates limiting the number of Common Shares purchased in each quarterly tender offer to a maximum of approximately             % of the Trust’s then outstanding Common Shares, though the actual number of Common Shares that the Trust offers to repurchase may be less. If a tender offer is oversubscribed by Common Shareholders, the Trust will repurchase only a pro rata portion of the Common Shares tendered by each Common Shareholder. To the extent Common Shareholders have the ability to sell their Common Shares to the Trust pursuant to a tender offer, the price at which a Common Shareholder may sell Common Shares, which will be net asset value per Common Share most recently determined prior to the last day of the offer, may be lower than the price that such Common Shareholder paid for Shares in this offering.

The Trust’s assets will consist primarily of its investment in the Master Trust. Therefore, in order to finance the repurchase of Common Shares pursuant to tender offers, the Trust may find it necessary to liquidate a portion of its investment in the Master Trust. The Trust typically may liquidate a portion of its investment in the Master Trust only pursuant to tender offers by the Master Trust. The Trust expects that the Master Trust will conduct quarterly tender offers in a manner substantially similar to that of the Trust pursuant to which the Trust would be able to liquidate a portion of its investment in the Master Trust. The Trust expects that the Master Trust will typically tender for an amount of shares sufficient to allow the Trust, and any Parallel Feeder Fund, to liquidate the necessary portion of their respective investments in the Master Trust so that no investor in the Trust or any Parallel Feeder Fund is disadvantaged. However, there are no assurances that the Master Trust’s Board of Trustees will, in fact, decide to conduct tender offers on this or any other schedule.

Each of the Trust and the Master Trust has no obligation to conduct tender offers for Common Shares at any time, and tender offers will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees in its sole discretion. In any given quarter, the Adviser may not recommend, and the Board of Trustees may not approve, a tender offer, in which case no share repurchases will occur in such quarter. If a tender offer is not made, Common Shareholders may not be able to sell their Common Shares. Any Common Share repurchase program may be delayed or discontinued at any time.

In the event a Common Shareholder chooses to participate in a tender offer, the Common Shareholder will be required to provide the Trust with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although the Common Shareholder may have the ability to withdraw a tender prior to the expiration date of the offer, to the extent the Common Shareholder seeks to sell Common Shares to the Trust as part of a tender offer, the Common Shareholder will be required to do so without knowledge of what the repurchase price of the Common Shares will be on the expiration date. It is possible that general economic and market conditions could cause a decline in the net asset value per Common Share prior to the expiration date.

The acquisition of Common Shares by the Trust will decrease the total assets of the Trust and in turn the Master Trust. Tender offers are, therefore, likely to increase the Trust’s expense ratio, may result in untimely sales of portfolio securities by the Master Trust and/or limit the Master Trust’s ability to participate in new investment opportunities. To the extent the Trust or the Master Trust maintains a cash position to satisfy repurchases of Common Shares, the Trust or the Master Trust would not be fully invested, which may reduce the Trust’s investment performance.

The Master Trust anticipates selling portfolio investments to fund tender offers. The Master Trust may be required to sell its more liquid, higher quality portfolio securities to purchase Common Shares that are tendered, which may increase risks for remaining Common Shareholders and increase Trust expenses. In addition, consummating a tender offer may require the Master Trust to liquidate portfolio securities, and realize gains or losses, at a time when the Sub-Adviser would otherwise consider it disadvantageous to do so. Subject to the Master Trust’s investment restriction with respect to borrowings, the Master Trust may borrow money to finance the repurchase of shares pursuant to any tender offers. There can be no assurance that the Master Trust will be able to obtain such financing if it attempts to do so. Furthermore, to the extent the Master Trust borrows to finance the making of tender offers, interest on such borrowings reduces the Master Trust’s net investment income.

Parallel Feeder Funds investing in the Master Trust may also conduct periodic tender offers. Such repurchases may increase the Master Trust’s expense ratio, and thereby increase the expense ratio of the Trust.

Liquidity Event Risk. The Trust intends to complete a Liquidity Event on or before                 , 2021 (the “Liquidity Event Date”). If the Board of Trustees determines that under then current market conditions it is in the best interests of the Trust to do so, the Trust may extend the Liquidity Event Date for one year, to                 , 2022, without a shareholder vote. The Liquidity Event Date can be further extended beyond                  , 2022 if

approved by 75% of the trustees followed by shareholder approval by a 1940 Act Majority. While it is a fundamental policy of the Trust to complete a Liquidity Event on or before the Liquidity Event Date, the determination as to how the Liquidity Event will be structured will be made in the sole discretion of the Board of Trustees based on market conditions at such time and all other factors deemed relevant by the Board of Trustees in consultation with the Adviser and the Sub-Adviser.

Expenses associated with any Liquidity Event would be borne by Common Shareholders. The Trust’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment on the Liquidity Event Date or any other date, and such initial investors and any investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment through any Liquidity Event.

Listing and Market Discount Risk. If the Trust completes a Liquidity Event by listing the Common Shares on a national securities exchange, there can be no assurance that a secondary market will develop for the Common Shares. The determination to list the Common Shares on a national securities exchange will be made in the sole discretion of the Board of Trustees based on market conditions at such time and all other factors deemed relevant by the Board of Trustees. There can be no assurance that such a listing will occur or that, even if listed, a secondary market will develop for the Common Shares.

Shares of listed closed-end investment companies frequently trade at prices lower than their net asset value, as a result even if investors are able to sell their Common Shares, they may receive more or less than their purchase price and the then current net asset value per Common Share. This characteristic is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of investment activities. This risk may be more pronounced in the period shortly following the Trust’s listing. If the Common Shares are listed, whether an investor will realize gains or losses upon the sale of the Common Shares will depend not upon the Trust’s net asset value but upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Because the market price of the Common Shares, if listed, will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Trust, the Trust cannot predict whether the Common Shares, if listed, will trade at, below or above net asset value or at, below or above a shareholder’s purchase price. Even if listed, the Common Shares are designed for long-term investors, and you should not view the Trust as a vehicle for short-term trading purposes.

Alternate Liquidity Event Risks. Alternatively, the Trust may seek to complete a Liquidity Event through a merger or other reorganization transaction, a tender offer to repurchase 100% of the Trust’s outstanding Common Shares, or the termination and liquidation of the Trust.

There are significant uncertainties associated with a Liquidity Event in the form of a merger or other reorganization transaction in which Common Shareholders receive cash and/or shares of a closed-end fund or other public company whose shares are listed on a national securities exchange, an exchange-traded fund or an open-end mutual fund. Even if the Board desires to pursue such a transaction, there can be no assurance that a merger candidate can be identified or that terms of such a transaction favorable to Common Shareholders can be negotiated. Common Shareholders will experience a reduction in percentage ownership and voting power in the combined entity as a result of such a transaction. The combined entity may be unable to realize the benefits anticipated by any such transaction or it may take longer than anticipated to achieve such benefits. Any such transaction may be subject to significant conditions, including affirmative votes by Common Shareholders and shareholders of the other entity, as well as other third party consents. The Trust may incur significant expenses in connection with any such transaction, which may not be recovered if the transaction is not completed. As a result, any termination of such transaction may negatively impact the Trust. Shares of the combined entity received by Common Shareholders may have different rights associated with them than the Common Shares. If the combined entity is a listed closed-end fund or other listed company the market price of the shares of the combined entity after the completion of any such transaction may be affected by factors different from those affecting the Common Shares and such shares may trade at prices lower than their net asset value.

If the Trust elects to pursue a Liquidity Event through a tender offer to repurchase 100% of the Trust’s outstanding Common Shares at a price equal to the then current net asset value per Common Share, following the completion of the tender offer the Board of Trustees will take such actions with respect to the continued operations of the Trust as it deems to be in the best interests of its Trust, based on market conditions at such time, the extent of Common Shareholder participation in the tender offer and all other factors deemed relevant by the Board of Trustees in consultation with the Adviser and the Sub-Adviser. Depending on the extent of Common Shareholder participation in the tender offer, following any such tender offer, the Trust’s net assets may be significantly reduced, which may have the effect of significantly increasing the Trust’s expense ratio or causing the Trust to no longer be of a size at which it is viable to continue operations.

If the Trust and the Master Trust elect to pursue a Liquidity Event through the sale of all or substantially all of their assets followed by a distribution of proceeds to Common Shareholders in liquidation of the Trust on or before the Liquidity Date, the Master Trust may be required to sell portfolio securities when market conditions or tax consequences are not favorable, which may cause the Master Trust to lose money. If the Trust and the Master Trust anticipate that the Liquidity Event will involve the liquidation, as the liquidation date approaches, the Master Trust’s portfolio composition may change as more of its portfolio holdings are called or sold, which may cause the returns to decrease and the net asset value of the Common Shares to fall. Rather than reinvesting the proceeds of matured, called or sold securities, the Trust and the Master Trust may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management, or the Master Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. In determining whether to extend the Liquidity Date the Boards of Trustees of the Trust and Master Trust may consider the inability to sell the Master Trust’s assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Boards of Trustees may determine that market conditions are such that it is reasonable to believe that, with an extension, the Master Trust’s remaining assets will appreciate by an amount that is meaningful relative to the cost and expense of continuing the operation of the Master Trust. The Trust’s and the Master Trust’s investment objective and policies are not designed to return to investors who purchase Shares in this offering their initial investment in connection with a liquidation. The Trust’s liquidating distributions will be based upon the Trust’s net asset value at the time of liquidation and investors may receive more or less than their original investment upon liquidation. Upon its termination, it is anticipated that the Trust will have distributed substantially all of its net assets to Common Shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Trust cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.

Borrowing Risk. In addition to borrowing for leverage (See “Risks—Risks Related to the Master Trust’s Investments—Leverage Risk”), the Master Trust may borrow for temporary or emergency purposes, to pay dividends, to repurchase its shares, or to clear portfolio transactions. Borrowing may exaggerate changes in the net asset value of the Master Trust’s shares and may affect the Master Trust’s net income. When the Master Trust borrows money, it must pay interest and other fees, which will reduce the Master Trust’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, such borrowings might be outstanding for longer periods of time.

Investment Dilution Risk. The Master Trust may accept investments from Parallel Feeder Funds in addition to the Trust, in which case the Trust’s percentage ownership interest in the Master Trust will be diluted, meaning that the Trust’s investment in the Master Trust will represent less of the total economic interest and voting power of the Master Trust.

Risks Related to the Master Trust’s Investments

Structured Credit Instruments Risk. Holders of structured credit instruments bear risks of the underlying investments, index or reference obligation as well as risks associated with the issuer of the instrument, which is often a special purpose vehicle, and may also be subject to counterparty risk. As an investor in structured credit instruments, the Master Trust typically will have the right to receive payments only from the issuer of the structured credit instrument, and generally would not have direct rights against the issuer of or entity that sold the underlying assets. While certain structured credit instruments enable the Master Trust to obtain exposure to a pool of credit instruments without the brokerage and other expenses associated with directly holding the same instruments, investors in structured credit instruments generally pay their share of the administrative and other expenses of the issuer of the instrument. The prices of indices and instruments underlying structured credit instruments, and, therefore, the prices of structured credit instruments, will be influenced by, and will rise and fall in response to, the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured credit instrument uses shorter term financing to purchase longer term instruments, the issuer may be forced to sell its instruments at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured credit instruments owned by the Master Trust. Certain structured credit instruments may be thinly traded or have a limited trading market.

The Master Trust may invest in structured credit instruments collateralized by low grade or defaulted loans or securities. Investments in such structured credit instruments are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk.

The Master Trust may invest in senior classes and subordinated classes, including residual or equity interests, issued by structured credit vehicles. The payment of cash flows from the underlying assets to senior classes take precedence over those of subordinated classes, and therefore subordinated classes are subject to greater risk. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on the assets and availability, price and interest rates of the assets.

CLO Risk. CLOs often involve risks that are different from or more acute than risks associated with other types of credit instruments. For instance, due to their often complicated structures, various CLOs may be difficult to value and may constitute illiquid investments. In addition, there can be no assurance that a liquid market will exist in any CLO when the Master Trust seeks to sell its interest therein. Moreover, the value of CLOs may decrease if the ratings agencies reviewing such securities revise their ratings criteria and, as a result, lower their original rating of a CLO in which the Master Trust has invested. Further, the complex structure of the security may produce unexpected investment results. Also, it is possible that the Master Trust’s investment in a CLO will be subject to certain contractual limitations on transfer.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLOs, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on the assets and availability, price and interest rates of the assets.

CLO Subordinated Note Risk. The Master Trust may invest in subordinated notes issued by a CLO (often referred to as the “residual” or “equity” tranche), which are junior in priority of payment and are subject to certain payment restrictions generally set forth in an indenture governing the notes. In addition, they generally have only limited voting rights and generally do not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the notes. The subordinated notes are not guaranteed by another party. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet the Master Trust’s expectations.

The subordinated notes are unsecured and rank behind all of the secured creditors, known or unknown, of the issuer, including the holders of the secured notes it has issued. Consequently, to the extent that the value of the issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates, the value of the subordinated notes realized at their redemption could be reduced. Accordingly, the subordinated notes may not be paid in full and may be subject to up to 100% loss.

The market value of subordinated notes may be significantly affected by a variety of factors, including changes in the market value of the investments held by the issuer, changes in distributions on the investments held by the issuer, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and other risks associated with those investments. The leveraged nature of subordinated notes may magnify the adverse impact on the subordinated notes of changes in the market value of the investments held by the issuer, changes in the distributions on those investments, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and availability, prices and interest rates of those investments. The Master Trust must be prepared to hold subordinated notes for an indefinite period of time or until their stated maturity.

Subordinated notes are illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for subordinated notes. At times, there may be no market for subordinated notes, and the Master Trust may not be able to sell or otherwise transfer subordinated notes at their fair value, or at all, in the event that it determines to sell them. Since 2007, subordinated notes issued in securitization transactions generally have experienced historically high volatility and significant fluctuations in market value. Additionally, some potential buyers of such notes may view securitization products as an inappropriate investment, thereby reducing the number of potential buyers and/or potentially affecting liquidity in the secondary market.

Subordinated notes are subject to certain transfer restrictions and can only be transferred to certain specified transferees. The issuer may, in the future, impose additional transfer restrictions to comply with changes in applicable law. Restrictions on the transfer of subordinated notes may further limit their liquidity.

Restructuring of Investments Held by CLOs. The manager of a CLO has broad authority to direct and supervise the investment and reinvestment of the investments held by the CLO, which may include the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the collateral management agreement. During periods of economic uncertainty and recession, the incidence of amendments, waivers, modifications and restructurings of investments may increase. Such amendments, waivers, modifications and other restructurings will change the terms of the investments and in some cases may result in the CLO holding assets not meeting its criteria for investments. This could adversely impact the coverage tests under an indenture governing the notes issued by the CLO. Any amendment, waiver, modification or other restructuring that reduces the CLO’s compliance with certain financial tests will make it more likely that the CLO will need to utilize cash to pay down the unpaid principal amount of secured notes to cure any breach in such test instead of making payments on subordinated notes. Any such use of cash would reduce distributions available and delay the timing of payments to the Master Trust.

The Master Trust cannot be certain that any particular restructuring strategy pursued by the CLO manager will maximize the value of or recovery on any investment. Any restructuring can fundamentally alter the nature of the related investment, and restructurings are not subject to the same underwriting standards that are employed in connection with the origination or acquisition of investments. Any restructuring could alter, reduce or delay the payment of interest or principal on any investment, which could delay the timing and reduce the amount of payments made to the Master Trust. Restructurings of investments might also result in extensions of the term thereof, which could delay the timing of payments made to the Master Trust.

Receipt of Cash from CLO Risk. CLOs generally may make payments on subordinated notes only to the extent permitted by the payment priority provisions of an indenture governing the notes issued by the CLO. CLO indentures generally provide that principal payments on subordinated notes may not be made on any payment date unless all amounts owing under secured notes are paid in full. In addition, if a CLO does not meet the asset coverage tests or the interest coverage test set forth in the indenture governing the notes issued by the CLO, cash would be diverted from the subordinated notes to first pay the secured notes in amounts sufficient to cause such tests to be satisfied.

CLO Management Risk. The activities of any CLO in which the Master Trust may invest will generally be directed by a collateral manager. In the Master Trust’s capacity as holder of subordinated notes, the Master Trust is generally not able to make decisions with respect to the management, disposition or other realization of any investment, or other decisions regarding the business and affairs, of that CLO. Consequently, the success of any CLOs in which the Master Trust invests will depend, in large part, on the financial and managerial expertise of the collateral manager’s investment professionals. Subject to certain exceptions, any change in the investment professionals of the collateral manager will not present grounds for termination of the collateral management agreement. In addition, such investment professionals may not devote all of their professional time to the affairs of the CLOs in which the Master Trust invests.

The transaction documents relating to the issuance of CLO securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO’s investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO’s investment manager to maximize returns on the CLO securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO securities. Furthermore, CLO securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Corporate Credit Investments Risk. Corporate debt instruments pay fixed, variable or floating rates of interest. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. The value of fixed-income securities in which the Master Trust invests will change in response to fluctuations in interest rates. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of creditworthiness, political stability or soundness of economic policies. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

The reorganization of an issuer under the Federal or other bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity. Fixed income securities generally are not traded on exchanges. The OTC market may be illiquid and there may be times when no counterparty is willing to purchase or sell certain securities. The nature of the market may make valuations difficult or unreliable.

Senior Loan Risk. Investments in Senior Loans are generally subject to greater risks than investment grade corporate obligations. The prices of these investments may be volatile and will generally fluctuate due to a variety of factors that are inherently difficult to predict, including, but not limited to, changes in interest rates, prevailing credit spreads, general economic conditions, financial market conditions, U.S. and non-U.S. economic or political events, developments or trends in any particular industry, and the financial condition of certain Borrowers. Additionally, Senior Loans have significant liquidity and market value risks since they are not traded in organized exchange markets but are traded by banks and other institutional counterparties. Furthermore, because such loans are privately syndicated and the applicable loan agreements are privately negotiated and customized, such loans are not purchased or sold as easily as publicly listed securities.

While such loans are generally intended to be secured by collateral, losses could result from default and foreclosure. Therefore, the value of the underlying collateral, the creditworthiness of the Borrower and the priority of the lien are each of great importance. The Adviser and the Sub-Adviser cannot guarantee the adequacy of the protection of the Master Trust’s interests. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Master Trust will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loans. Furthermore, the Adviser and the Sub-Adviser cannot assure investors that claims may not be asserted that might interfere with enforcement of the Master Trust’s rights. In the event of a foreclosure, the Master Trust may assume direct ownership of the underlying collateral. The liquidation proceeds upon sale of collateral may not satisfy the entire outstanding balance of principal and interest on the loan, resulting in a loss. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the Borrower. Such Senior Loans involve a greater risk of loss.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Master Trust may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser and the Sub-Adviser, do not represent fair value. If the Master Trust attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Master Trust could receive for the Senior Loan may be adversely affected.

Second Lien Loans Risk. Second lien loans are secured by liens on the collateral securing the loan that are subordinated to the liens of at least one other class of obligations of the related obligor, and thus, the ability of the Master Trust to exercise remedies after a second lien loan becomes a defaulted loan is subordinated to, and limited by, the rights of the senior creditors holding such other classes of obligations. In many circumstances, the Master Trust may be prevented from foreclosing on the collateral securing a second lien loan until the related senior loan is paid in full. Moreover, any amounts that might be realized as a result of collection efforts or in connection with a bankruptcy or insolvency proceeding involving a second lien loan must generally be turned over to the senior secured lender until the senior secured lender has realized the full value of its own claims. In addition, certain of the second lien loans may contain provisions requiring the Master Trust’s interest in the collateral to be released in certain circumstances. These lien and payment obligation subordination provisions may materially and adversely affect the ability of the Master Trust to realize value from second lien loans.

Unsecured Loan Risk. Unsecured loans do not benefit from any security interest in the assets of the Borrower. Liens on such Borrowers’ assets, if any, will secure the applicable Borrower’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the Borrower under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before the Master Trust. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy the Master Trust’s unsecured obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then the Master Trust’s unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the borrower’s remaining assets, if any.

Loan Participation and Assignment Risk. The Master Trust may purchase Senior Loans, second lien loans and unsecured loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Master Trust may also purchase, without limitation, participations in Senior Loans, second lien loans and unsecured loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Master Trust may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. In purchasing participations, the Master Trust generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Master Trust may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Master Trust will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Master Trust may not be able to conduct the same due diligence on the Borrower with respect to a loan hat the Master Trust would otherwise conduct. In addition, as a holder of the participations, the Master Trust may not have voting rights or inspection rights that the Master Trust would otherwise have if it were investing directly in the loan, which may result in the Master Trust being exposed to greater credit or fraud risk with respect to the Borrower.

High-Yield Securities Risk. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions, which could lead to the issuer’s inability to meet timely interest and principal payments. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Major economic recessions could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

As with other investments, there may not be a liquid market for certain high-yield securities, which could result in the Master Trust being unable to sell such securities for an extended period of time, if at all. In addition, as with other types of investments, the market for high-yield securities has historically been subject to disruptions that have caused substantial volatility in the prices of such securities. Consolidation in the financial services industry has resulted in there being fewer market makers for high-yield securities, which may result in further risk of illiquidity and volatility with respect to high-yield securities, and this trend may continue in the future.

The ratings of Moody’s, S&P, Fitch and other nationally recognized statistical rating organizations (“NRSRO”) represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. To the extent that the Master Trust invests in securities that have not been rated by an NRSRO, the Trust’s ability to achieve its investment objectives will be more dependent on the Sub-Adviser’s credit analysis than would be the case when the Master Trust invests in rated securities.

Illiquid Investments Risk. The Master Trust may from time to time invest in restricted, as well as thinly traded, instruments and securities (including privately placed securities and instruments, which are assets which are subject to Rule 144A). There may be no trading market for these securities and instruments, and the Master Trust might only be able to liquidate these positions, if at all, at disadvantageous prices. As a result, the Master Trust may be required to hold such securities despite adverse price movements. Privately issued securities have additional risk considerations than investments in comparable public investments. Whenever the Master Trust invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Sub-Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations.

Distressed Securities Risk. The Master Trust may invest in distressed securities. The ability of the Master Trust to obtain a profit from these investments may often depend upon factors that are intrinsic to the particular issuer, rather than the market as a whole. Appreciation in the value of such securities may be contingent upon the occurrence of certain events, such as a successful reorganization or merger. If the expected event does not occur, the Master Trust may incur a loss on the position. Distressed securities may have a limited trading market, resulting in limited liquidity and presenting difficulties to the Master Trust in valuing its positions. Distressed securities by the nature of their issuers’ leveraged capital structures, will involve a high degree of financial risk. These securities may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. In addition, these securities may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and may not be rated by a credit rating agency. Adverse changes in the financial condition of an issuer or in general economic conditions (or both) may impair the ability of such issuer to make payments on the subordinated securities and result in defaults on and declines in the value of such securities more quickly than in the case of the senior obligations of such issuer.

Uncertain Exit Strategies. Due to the illiquid nature of many distressed investments, as well as the uncertainties of the reorganization and active management process, the Sub-Adviser may be unable to predict with confidence what the exit strategy will ultimately be for any given position, or that one will definitely be available. Exit strategies that appear to be viable when an investment is initiated may be precluded by the time the investment is ready to be realized, due to economic, legal, political or other factors.

Control Position Risk. Certain distressed investment opportunities may allow a holder to have significant influence on the management, operations and strategic direction of the portfolio companies in which it invests. The exercise of control and/or significant influence over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise management and other types of liability in which the limited liability generally characteristic of business operations may be ignored. The exercise of control and/or significant influence over a portfolio company could expose the assets of the Master Trust to claims by such portfolio company, its securities holders and its creditors. While the Sub-

Adviser intends to manage the Master Trust in a way that will minimize exposure to these risks, the possibility of successful claims cannot be precluded.

Leverage Risk. The Master Trust currently anticipates utilizing leverage to seek to enhance total return and income. It is expected that all leverage will be incurred at the Master Trust level and the Trust itself will not directly utilize leverage. The Master Trust initially expects to employ leverage through the issuance of Indebtedness. There can be no assurance that the Adviser’s and the Sub-Adviser’s expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage is a speculative technique that exposes the Master Trust to greater risk and increased costs than if it were not implemented. There can be no assurance that a leveraging strategy will be utilized or will be successful.

The use of leverage by the Master Trust will cause the net asset value of the Common Shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value and dividend rate of the Common Shares is likely to be more volatile than those of a closed-end management investment company that is not exposed to leverage. In a declining market the use of leverage may result in a greater decline in the net asset value of the Common Shares than if the Master Trust were not leveraged.

Leverage will increase operating costs, which may reduce total return. The Master Trust will have to pay interest on its Indebtedness, if any, which may reduce the Trust’s return. This interest expense may be greater than the Master Trust’s return on the underlying investment, which would negatively affect the performance of the Trust. Increases in interest rates that the Master Trust must pay on its Indebtedness will increase the cost of leverage and may reduce the return to Common Shareholders. This risk may be greater in the current market environment because interest rates are near historically low levels.

Certain types of Indebtedness subject the Master Trust to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Indebtedness issued by the Master Trust also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Indebtedness. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

The Master Trust may have leverage outstanding during a shorter-term period during which such leverage may not be beneficial if the Master Trust believes that the long-term benefits of such leverage would outweigh the costs and portfolio disruptions associated with redeeming and reissuing such leverage. However, there can be no assurance that the Master Trust’s judgment in weighing such costs and benefits will be correct.

During the time in which the Master Trust is utilizing leverage, the amount of the fees paid to the Adviser, and thereby to the Sub-Adviser, for investment advisory services will be higher than if the Master Trust did not utilize leverage because the fees paid will be calculated based on the Master Trust’s Managed Assets, including proceeds of leverage. This may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders, as holders of Indebtedness, Preferred Shares or other forms of leverage do not bear the management fee. Rather, the Trust and any Parallel Feeder Funds that invest in the Master Trust bear the portion of the management fee attributable to assets purchased with the proceeds of leverage and therefore effectively bear the entire management fee. Common Shareholders will bear the portion of the management fee borne by the Trust. There can be no assurance that a leveraging strategy will be utilized or, if utilized, will be successful.

In addition, the Master Trust may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of any such transaction obligate the Master Trust to make payments, the Master Trust intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Master Trust under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. To the extent the terms of any such transaction obligate the Master Trust to deliver particular securities to extinguish the Master Trust’s obligations under such transactions, the Master Trust may “cover” its obligations under such transaction by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration

Other Investment Companies Risk. Investments in other investment companies present certain special considerations and risks not present in making direct investments in securities in which the Master Trust may invest. Investments in other investment companies involve operating expenses and fees that are in addition to the expenses and fees borne by the Trust and the Master Trust. Such expenses and fees attributable to the Master Trust’s investments in other investment companies are borne pro rata by the Trust as an investor in the Master Trust and therefore indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. Investments in other investment companies may expose the Master Trust to an additional layer of financial leverage. To the extent management fees of other investment companies are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. Investments in other investment companies also expose the Master Trust to additional management risk; the success of the Master Trust’s investments in other investment companies will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Master Trust to incur losses or to miss profit opportunities. To the extent the Master Trust invests in ETFs or other investment companies that seek to track a specified index, such investments will be subject to tracking error risk.

Exchange-Traded Fund Risk. For ETFs tracking an index of securities, the cumulative percentage increase or decrease in the net asset value of the shares of an ETF may over time diverge significantly from the cumulative percentage increase or decrease in the relevant index due to the compounding effect experienced by an ETF which results from a number of factors, including, leverage (if applicable), daily rebalancing, fees, expenses and interest income, which in turn results in greater non-correlation between the return of an ETF and its corresponding index. Moreover, because an ETF’s portfolio turnover rate may be very high due to daily rebalancing, holding both long and short futures contracts, leverage (if applicable) and and/or market volatility, such ETF will incur additional brokerage costs, operating costs and may generate increased taxable capital gains, which, in turn, would adversely affect the value of the shares of such ETF. In addition, fixed-income ETFs that track an index often require some type of sampling or optimization because they are typically market benchmarks but not tradable portfolios. Such ETFs often include many more securities than equity ETFs, and the securities included are often less liquid, resulting in fewer opportunities and greater costs to replicate the relevant index. Many instruments in fixed-income indices are illiquid or hard to obtain, as many investors may buy them at issuance and hold them to maturity.

Short Sales Risk. Short sales involve selling securities of an issuer short in the expectation of covering the short sale with securities purchased in the open market at a price lower than that received in the short sale. If the price of the issuer’s securities declines, the Master Trust may then cover the short position with securities purchased in the market. The profit realized on a short sale will be the difference between the price received in the sale and the cost of the securities purchased to cover the sale. The possible losses from selling short a security differ from losses that could be incurred from a cash investment in the security; the former may be unlimited, whereas the latter can only equal the total amount of the cash investment. Short selling activities are also subject to restrictions imposed by the federal securities laws and the various national and regional securities exchanges, which restrictions could limit the Master Trust’s investment activities. There can be no assurance that securities necessary to cover a short position will be available for purchase.

Synthetically created short positions will involve both hedging situations, where the position is intended to wholly or partially offset risk associated with another position in a related security, and speculative situations, where the Sub-Adviser uses shorting techniques to take advantage of the decline in the price of particular assets. The Master Trust will generally realize a profit or a loss as a result of a synthetically created short position if the value of the underlying asset decreases or increases respectively during the relevant term of the short position. In addition, the Master Trust will be required to post collateral on such positions as required pursuant to the agreement with the relevant transaction counterparty. The use of short selling through credit default swaps and total return swaps will subject the Master Trust to counterparty credit risk in the event of a default by the counterparty which could result in the loss of collateral posted with such counterparty and gains to which the Master Trust would otherwise be entitled absent the default of the counterparty. In addition, depending on the nature of the synthetic instrument used by the Master Trust to create short exposure, the Master Trust could be subject to the risk of unlimited losses.

Derivatives Risk. Derivatives are financial contracts in which the value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Master Trust may, but is not required to, engage in various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to seek to enhance total return of earn income. The Master Trust’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Master Trust invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Master Trust will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The instruments, indices and rates underlying derivative transactions expected to be entered into by the Master Trust may be extremely volatile in the sense that they are subject to sudden fluctuations of varying magnitude, and may be influenced by, among other things, government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. The volatility of such instruments, indices or rates, which may render it difficult or impossible to predict or anticipate fluctuations in the value of instruments traded by the Master Trust, could result in losses.

OTC Derivatives Risk. The Master Trust may invest a portion of its assets in investments which are not traded on organized exchanges and as such are not standardized. Such transactions are known as OTC transactions and may include forward contracts, swaps or options. While some OTC markets are highly liquid, transactions in OTC derivatives may involve greater risk than investing in exchange-traded derivatives because there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of the position arising from an off-exchange transaction or to assess the exposure to risk. Bid and offer prices need not be quoted and, even where they are, they will be established by dealers in these instruments and consequently it may be difficult to establish what is a fair price. In respect of such trading, the Master Trust is subject to the risk of counterparty failure or the inability or refusal by a counterparty to perform with respect to such contracts. Market illiquidity or disruption could result in major losses to the Master Trust.

Options Risk. Trading in options involves a number of risks. Specific market movements of the option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, the Master Trust might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the futures contract underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.

Futures Risk. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the trader. Moreover, futures positions are marked to market each day and variation margin payment must be paid to or by a trader. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Master Trust could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent the Master Trust from achieving the intended hedging effect or expose the Master Trust to the risk of loss.

Swaps Risk. The Master Trust may utilize swap agreements including, without limitation, interest rate, index and currency swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. There are risks relating to the financial soundness and creditworthiness of the counterparty to swap agreements. If the other party to an interest rate swap defaults, the Master Trust’s risk of credit loss may be the amount of interest payments that the Master Trust is contractually obligated to receive on a net basis. However, where swap agreements require one party’s payments to be “up-front” and timed differently than the other party’s payments (such as is often the case with currency swaps), the entire principal value of the swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. The investment performance of the Master Trust, however, may be adversely affected by the use of swaps if the Sub-Adviser’s forecasts of market values, interest rates or currency exchange rates are inaccurate.

Credit Default Swaps Risk. The Master Trust may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. The Master Trust may be either the buyer or seller in a credit default swap transaction. If the Master Trust is a buyer and no event of default occurs, the Master Trust may lose its investment and recover nothing. However, if an event of default occurs, the Master Trust (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Master Trust receives a fixed rate of income throughout the term of the contract provided that there is no default event. If an event of default occurs, the Master Trust must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Master Trust had invested in the reference obligation directly. Credit default swaps are subject to the risk of non-performance by the swap counterparty, including risks relating to the financial soundness and creditworthiness of the swap counterparty.

Hedging Transactions Risk. The success of any hedging strategy utilized by the Master Trust’s will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Master Trust’s hedging strategy will also be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

While the Master Trust may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Master Trust than if it had not engaged in any such hedging transactions. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Master Trust from achieving the intended hedge or expose the Master Trust to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Sub-Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Sub-Adviser may not anticipate a particular risk so as to hedge against it effectively. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Master Trust’s portfolio holdings.

The Master Trust may seek to hedge currency risks by investing in currencies, currency exchange forward or futures contracts, swaps, swaptions or any combination thereof (whether or not exchange-traded), but these or other instruments necessary to hedge such currency risks may not generally be available, may not provide a perfect hedge or may not be, in the Sub-Adviser’s judgment, economically priced. There can be no assurance that these strategies will be effective, and such techniques entail costs and additional risks.

Counterparty Risk. The Master Trust will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Master Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Master Trust may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Master Trust may obtain only a limited recovery or may obtain no recovery in such circumstances. Concerns about, or a default by, one large market participant could lead to significant liquidity problems for other participants. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Master Trust may not receive adequate collateral.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Master Trust.

Synthetic Investment Risk. The Master Trust may be exposed to certain additional risks should the Sub-Adviser uses derivatives transactions as a means to synthetically implement the Master Trust’s investment strategies. Customized derivative instruments will likely be highly illiquid, and it is possible that the Master Trust will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Master Trust’s performance in a materially adverse manner. Synthetic investments may be imperfectly correlated to the investment the Sub-Adviser is seeking to replicate. There can be no assurance that the Sub-Adviser’s judgments regarding the correlation of any particular synthetic investment will be correct. The Master Trust may be exposed to certain additional risks associated with derivatives transactions should the Sub-Adviser use derivatives as a means to synthetically implement the Master Trust’s investment strategies. The Master Trust would be subject to counterparty risk in connection with such transactions. If the Master Trust enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Master Trust may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Master Trust will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Master Trust’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events, such as a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, the Master Trust’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Segregation and Cover Risk. In connection with certain derivatives transactions, the Master Trust may be required to segregate liquid assets or otherwise cover such transactions and/or to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to the Master Trust for investment purposes. The Master Trust may earn a lower return on its portfolio than it might otherwise earn if it did not have to segregate assets in respect of, or otherwise cover, its derivatives transactions positions. To the extent the Master Trust’s assets are segregated or committed as cover, it could limit the Master Trust’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Interest Rate Risk. The Master Trust is subject to several risks associated with changes in interest rates on its borrowings and investments which may affect profitability. The interest payments on the Master Trust’s borrowings may increase relative to the interest earned on the Master Trust’s investments. In a period of rising interest rates, interest payments by the Master Trust could increase or increase faster while the interest earned on certain investments would not change or change more slowly.

Prepayment Risk. The frequency at which prepayments (including voluntary prepayments by the obligors and accelerations due to defaults) occur on bonds and loans will be affected by a variety of factors including the prevailing level of interest rates and spreads as well as economic, demographic, tax, social, legal and other factors. Generally, obligors tend to prepay their fixed rate obligations when prevailing interest rates fall below the coupon rates on their obligations. Similarly, floating rate issuers and borrowers tend to prepay their obligations when spreads narrow.

In general, “premium” securities (securities whose market values exceed their principal or par amounts) are adversely affected by faster than anticipated prepayments, and “discount” securities (securities whose principal or par amounts exceed their market values) are adversely affected by slower than anticipated prepayments. Since many fixed rate obligations will be discount securities when interest rates and/or spreads are high, and will be premium securities when interest rates and/or spreads are low, such securities and asset-backed securities may be adversely affected by changes in prepayments in any interest rate environment.

The adverse effects of prepayments may impact the Master Trust’s portfolio in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Sub-Adviser may have constructed for these investments, resulting in a loss to the Master Trust’s overall portfolio. In particular, prepayments (at par) may limit the potential upside of many securities to their principal or par amounts, whereas their corresponding hedges often have the potential for unlimited loss.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the

Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Master Trust’s use of leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Master Trust’s portfolio.

Duration and Maturity Risk. The Master Trust has no set policy regarding maturity or duration of credit instruments in which it may invest or of the Master Trust’s portfolio generally. The Sub-Adviser may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and all factors that the Sub-Adviser deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments or of the Master Trust’s portfolio generally will be made based on all pertinent market factors at any given time. The Master Trust may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Sub-Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time. Generally speaking, the longer the duration of the Master Trust’s portfolio, the more exposure the Master Trust will have to interest rate risk described above.

Credit Risk. Credit risk is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Master Trust invests. However, ratings are only the opinions of the agencies issuing them, may change less quickly than relevant circumstances and are not absolute guarantees of the quality of the securities. Furthermore, the Master Trust’s investments may not be rated by any rating agency or may be below investment grade. The Master Trust will be more dependent upon the judgment of the Sub-Adviser as to the credit quality of such unrated securities. A default, downgrade or credit impairment of any of its investments could result in a significant or even total loss of the investment.

Non-U.S. Investments Risk. Issuers of foreign securities are not subject to United States reporting and accounting requirements. Foreign reporting requirements may result in less information being available or in a lack of uniformity in the manner in which information is presented. The risk of loss associated with investments in securities of foreign issuers, particularly in less developed markets, include currency exchange risks, expropriation, or limits on repatriating an investment, government intervention, confiscatory taxation, political, economic or social instability, illiquidity, less efficient markets, price volatility and market manipulation.

Some foreign securities may be subject to brokerage or stock transfer taxes levied by foreign governments, which would have the effect of increasing the cost of investment and which may reduce the realized gain or increase the loss on such securities at the time of sale. The issuers of some of these securities, such as banks and other financial institutions, may be subject to less stringent or different regulations than would be the case for U.S. issuers and therefore potentially carry greater risk. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities. In addition, dividend and interest payments from, and capital gains in respect of, certain foreign securities may be subject to foreign taxes that may or may not be reclaimable.

In addition, costs associated with transactions in non-U.S. markets (including brokerage, execution, clearing and custodial costs) may be substantially higher than costs associated with transactions in U.S. markets. Such non-U.S. transactions may also involve additional costs for the purchase or sale of currencies in which the Master Trust’s assets are denominated in order to settle such transactions. Furthermore, clearing and registration procedures may be under-developed enhancing the risks of error, fraud, or default.

Many of the laws that govern foreign investment, securities transactions and other contractual relationships in non-U.S. securities markets are different than or not as fully developed as those in the United States. As a result, the Master Trust may be subject to a number of risks, including inadequate investor protection, contradictory legislation, incomplete, unclear and changing laws, ignorance or breaches of regulations on the part of other market participants, lack of established or effective avenues for legal redress, lack of standard practices and confidentiality customs characteristic of U.S. markets, and lack of enforcement of existing regulations. There can be no assurance that this difficulty in protecting and enforcing rights will not have a material adverse effect on the Master Trust and its operations. In addition, the income and gains of the Master Trust may be subject to withholding taxes imposed by foreign governments for which investors may not receive a full foreign tax credit. Furthermore, it may be more difficult to obtain and enforce a judgment in a court outside of the United States than to enforce one in the United States.

Availability of Suitable Investments Risk. As the Master Trust grows, it may face difficulty in deploying its assets as existing strategies face capital constraints. The Sub-Adviser may have difficulty finding sufficient opportunities to effectively utilize the available capital.

Bankruptcy Cases Risk. Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a bankruptcy court would not approve actions that may be contrary to the interests of the partners. Furthermore, there are instances where creditors lose their ranking and priority as such if they are considered to have taken over management and functional operating control of a debtor. Generally, the duration of a bankruptcy case can only be roughly estimated. The reorganization of a Borrower usually involves the development and negotiation of a plan of reorganization, plan approval by creditors and confirmation by the bankruptcy court. This process can involve substantial legal, professional and administrative costs to the Borrower and the Master Trust; it is subject to unpredictable and lengthy delays; and during the process the Borrower’s competitive position may erode, key management may depart and the company may not be able to invest adequately.

U.S. bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization for the purpose of voting on a plan of reorganization. Because the standard for classification is vague, there exists a significant risk that the Master Trust’s influence with respect to a class of securities can be lost by the inflation of the number and the amount of claims in, or other gerrymandering of, the class.

In addition, certain administrative costs and claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be quite high. The administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors (other than out of assets or proceeds thereof, which are subject to valid and enforceable liens and other security interests). In addition, certain claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be quite high.

Creditor Committee Risk. The Sub-Adviser, on behalf of the Master Trust as a holder of distressed investments and other credit instruments, may participate on committees formed by creditors to negotiate with the management of financially troubled companies that may or may not be in bankruptcy or seek to negotiate directly with debtors with respect to restructuring issues. In situations where the Sub-Adviser chooses to join creditors’ committees, the Master Trust would likely be only one of many participants, each of whom would be interested in obtaining an outcome that is in its individual best interests. There can be no assurance that participation on a creditors’ committee will yield favorable results in such proceedings, and such participation may entail significant legal fees and other expenses. Participation on such committees may expose the Master Trust to liability to other creditors.

Participation in restructuring activities may provide the Sub-Adviser with material non-public information that may restrict the Master Trust’s ability to trade in the Borrower’s securities or other instruments. Determination of whether information is material and non-public and how long knowledge of such information restricts trading is a matter of considerable uncertainty and judgment. While the Sub-Adviser intends to comply with all applicable securities laws and to make judgments concerning restrictions on trading in good faith, there may be circumstances where the Master Trust may trade in a Borrower’s securities or instruments while engaged in restructuring activities relating to that Borrower. Such trading creates a risk of litigation and liability that may result in significant legal fees and potential losses.

Board Participation Risk. The Sub-Adviser may represent the Master Trust on the boards of directors of certain of its portfolio companies or have its representatives serve as observers to such boards of directors. Although such positions in certain circumstances enhance the ability to manage such investment, due to the duties imposed on representatives of boards of directors or receipt of material nonpublic information by such representatives, these positions may also have the effect of impairing the Master Trust’s ability to sell the related securities or instruments when, and upon the terms, it may otherwise desire. These restrictions may subject the Sub-Adviser or the Master Trust to claims they would not otherwise be subject to as an investor, including claims of breach of duty of loyalty, securities claims and other director related claims.

Certain Other Creditor Risks. Debt securities are also subject to other creditor risks, including, without limitation, (a) the possible invalidation of an investment transaction as a “fraudulent conveyance” under relevant creditors’ rights laws, (b) so-called “lender liability” claims by the issuer of the obligations and (c) environmental liabilities that may arise with respect to collateral securing the obligations.

Equity Investments Risk. Incidental to the Master Trust’s investments in credit instruments, the Master Trust may acquire or hold equity securities, or warrants to purchase equity securities, of a Borrower or issuer. Common equity securities prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market and broader domestic and international political and economic events. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Master Trust may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The prices of common equity securities are also sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of common stocks and other equity securities to which the Master Trust has exposure. Dividends on common equity securities are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common equity securities will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. Warrants have a subordinate claim on a borrower’s assets compared with debt securities. As a result, the values of warrants generally are dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants may be more volatile than those of Senior Loans or corporate bonds and this may increase the volatility of the net asset value of the Common Shares.

The Master Trust’s goal is ultimately to dispose of equity interests and realize gains upon its disposition of such interests. However, the equity interests the Master Trust receives may not appreciate in value and, in fact, may decline in value. Accordingly, the Master Trust may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Master Trust experiences.

Other Risks

Management Risk. The Trust is subject to management risk because the Master Trust has an actively managed portfolio. The Adviser and Sub-Adviser will apply investment techniques and risk analysis in making investment decisions for the Master Trust, but there can be no guarantee that these will produce the desired results.

New Adviser Risk. The Trust and the Master Trust are dependent upon services and resources provided by the Adviser and the Sub-Adviser. The Adviser is a newly formed entity and is newly registered as an investment adviser and has not previously served as investment adviser to a registered investment company. The Sub-Adviser has not previously served as investment adviser or sub-adviser to a registered investment company. As a result, the Adviser and the Sub-Adviser will be addressing certain operational and compliance requirements of the 1940 Act and the Investment Advisers Act of 1940 for the first time in connection with the commencement of operations of the Trust and the Master Trust.

Valuation Risk. Because the secondary markets for certain investments may be limited, they may be difficult to value. Where market quotations are not readily available or deemed unreliable, the Master Trust will value such securities in accordance with fair value procedures adopted by the Board of Trustees. Valuations of some or all of the Master Trust’s investments may require input from the Sub-Adviser and third parties. Valuations requiring input from the Sub-Adviser or third parties may be based on subjective inputs of the Sub-Adviser or such third parties. Valuation of such securities may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. In some cases, valuation of certain investments may be based upon models, indicative quotes or estimates of value and not actual executed historical trades. Reasonable efforts will be made to base such inputs on observable market prices and inputs but there can be no assurances that such information will be readily available. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Master Trust upon the sale of such securities may not equal the value at which the Master Trust carried the investment on its books, which would adversely affect the net asset value of the Trust. The Master Trust may incur costs in connection with valuing its investments, including costs associated with the retention of valuation firms to value certain of the Master Trust’s investments.

Dependence on Occurrence of Events Risk. The ability to realize a profit on many of the Master Trust’s investments is dependent upon the occurrence (or non-occurrence) of certain events. If the event that the Sub-Adviser is expecting does not occur (or an unexpected event occurs), the Master Trust may sustain a significant loss.

Competition Risk. Since an inherent part of the Sub-Adviser’s strategy will be to identify securities that provide for attractive risk adjusted yield, competitive investment activity by other firms may reduce the Master Trust’s opportunity for profit by reducing mispricings in the market as well as the margins available on such mispricings as can still be identified.

Conflicts of Interest Risks. Various potential and actual conflicts of interest may arise from the overall investment activity of the Master Trust, the Sub-Adviser and its affiliates. Certain inherent conflicts of interest may arise from the fact that the Sub-Adviser and its affiliates may in the future carry on substantial investment activities for other client accounts, including discretionary accounts and other investment vehicles (collectively, the “Other Accounts”).

Some of the Other Accounts may invest in the same or different securities as the Master Trust, compete with the Master Trust for the same investment opportunities (which may be limited) and/or engage in transactions or other activities or pursue investment strategies which are inconsistent with those effected for the Master Trust or which are contrary to or conflict with the interests of the Master Trust.

The Sub-Adviser and its affiliates may give advice to or effect transactions on behalf of Other Accounts that are inconsistent with or contrary to advice given or transactions effected on behalf of the Master Trust.

The Sub-Adviser or its affiliates could manage one or more Other Accounts that may invest in different levels of the capital structure of a portfolio company, the debt or equity of which is held by the Master Trust. If a common portfolio company were to experience financial difficulty, the interests of the Master Trust could be different from the interest in such portfolio company held by one or more Other Accounts. To the extent that such a conflict arises, the Sub-Adviser and its affiliates will seek to resolve such conflicts on a case-by-case basis in the best interest of Master Trust and such Other Accounts, and in accordance with the restrictions of the 1940 Act.

Allocation of Investment Opportunities. The Sub-Adviser and its affiliates are not obligated to allocate all investment opportunities that may be appropriate for the Master Trust to the Master Trust. Allocation of investment opportunities among the Master Trust and the Other Accounts will be subject to the Sub-Adviser’s allocation procedures which generally provide that investments will be allocated on a fair and equitable basis (but not necessarily on a pro rata basis), having regard to such matters as available capital, relative exposure to market trends, risk tolerance, expected duration of the Master Trust or the investments, the investment programs and portfolio positions of the Master Trust and the affiliated entities for which participation is appropriate, guidelines, concentration limits and other limitations established by the respective entities, and applicable tax and regulatory considerations.

Allocation of Personnel. Such Other Accounts may be managed by current employees of the Sub-Adviser or by new portfolio managers hired by the Sub-Adviser and may follow a similar investment strategy as that employed by the Master Trust. The Sub-Adviser may have an incentive to retain such portfolio managers to manage the assets of such Other Accounts rather than or in addition to managing the assets of the Master Trust. Although the officers and employees of the Sub-Adviser will devote as much time to the Master Trust as the Sub-Adviser deems appropriate, the officers and employees, if any, may have conflicts in allocating their time and services among the Master Trust and other accounts now or hereafter advised by the Sub-Adviser and/or its affiliates.

Lack of Information Barriers. Situations may occur where the Master Trust may be deemed to have possession of material non-public information, including material non-public information concerning specific companies, as a result of other activities by the Sub-Adviser, including on behalf of Other Clients. Under applicable securities laws, this may limit the Sub-Adviser’s ability to buy or sell securities issued by such companies and the Master Trust may be unable to engage in certain transactions they would otherwise find attractive, or may be able to engage in such transactions only during limited periods of time. Due to these restrictions, the Master Trust may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold. Similarly, the Sub-Adviser may decline to receive material nonpublic information in order to avoid trading restrictions with regard to any Other Account, even though access to such information may have been advantageous to the Master Trust. Clients and investors may be adversely affected by such restrictions.

While the Sub-Adviser has procedures in place to manage the risk associated with insider trading, the management of material non-public information could fail and result in the Sub-Adviser or one of its investment professionals, buying and selling a security while, at least constructively, in possession of material non-public information. Inadvertent trading on material non-public information could have adverse effects on the Sub-Adviser’s reputation, or result in the imposition of regulatory or financial sanctions, and as a consequence, negatively impact the Sub-Adviser’s ability to perform its investment management services on behalf of regulations, or decide that it is advisable to establish information barriers in the future, which may affect how they provides advice.

Restrictions on Transactions with Affiliates. The 1940 Act limits the Master Trust’s ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, the Master Trust may be prohibited from buying or selling any security directly from or to any portfolio company of a registered investment company or other pooled investment vehicle managed by the Sub-Adviser or any of its affiliates. The 1940 Act also prohibits certain “joint” transactions with certain of the Master Trust’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing. These limitations may limit the scope of investment opportunities that would otherwise be available to the Master Trust.

Confidential Information Risk. The Master Trust frequently may possess material non-public information about an issuer as a result of its ownership of a credit instrument of an issuer. Because of prohibitions on trading in securities while in possession of material non-public information, the Master Trust might be unable to enter into a transaction in a security of the issuer when it would otherwise be advantageous to do so.

Tax Risk. The Trust intends to elect to be treated and to qualify each year as a RIC under the Code. As a RIC, the Trust is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to RICs, the Trust must comply with certain income, distribution, and diversification requirements. If the Trust failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Trust would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to shareholders. All distributions by the Trust from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

Certain of the Master Trust’s investments will cause the Trust to take into account taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Master Trust expects to invest in loans and other debt obligations that will be treated as having “market discount” and/or original issue discount (“OID”) for U.S. federal income tax purposes. Because the Trust may be allocated taxable income in respect of these investments before, or without receiving, cash representing such income, the Trust may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Trust-level U.S. federal income and/or excise taxes. Accordingly, the Master Trust may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital or reduce new investments, to obtain the cash needed to make these income distributions. If the Master Trust liquidates assets to raise cash, the Master Trust may realize gain or loss on such liquidations. In the event the Master Trust realizes net capital gains from such liquidation transactions, the Trust and, ultimately, its Common Shareholders, may receive larger capital gain distributions than it or they would in the absence of such transactions.

The Master Trust may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Trust. U.S. federal income tax rules are not entirely clear about issues such as when the Trust may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Trust to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

In addition, because the Master Trust is treated as a partnership for U.S. federal income tax purposes, the Trust will take into account its allocable share of the Master Trust’s income, gains, expenses and credits. The Trust will be dependent on the Master Trust to distribute sufficient cash with respect to the Trust’s allocable share of the Master Trust’s income and gain in order to satisfy the Trust’s distribution requirements and maintain its status as a RIC. See “Tax Matters.”

Portfolio Turnover Risk. The Master Trust may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Master Trust, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Trust performance.

Reliance on Service Providers. The Trust and the Master Trust must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the operations and financial performance of the Trust and the Master Trust. Fees and expenses of these service providers are borne by the Trust and the Master Trust, and therefore indirectly by Common Shareholders. Failure by any service provider to carry out its obligations to the Trust or the Master Trust in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Trust or the Master Trust at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Trust’s performance and ability to achieve its investment objective. The termination of the Trust’s or the Master Trust’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Trust and the Master Trust and could have a material adverse effect on the Trust’s and the Master Trust’s performance and ability to achieve its investment objective.

Technology Risk. Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. As the use of internet technology has become more prevalent, the Trust, the Master Trust and their respective service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Trust, the Master Trust or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Trust, the Master Trust their service providers, or issuers of the securities in which the Master Trust invests that are intended to reduce cyber security risks will succeed. The Trust cannot control such systems put in place by service providers or other third parties whose operations may affect the Trust and Common Shareholders.

Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led to worsening general economic conditions, which materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. Such market conditions may increase the volatility of the value of securities owned by the Trust, may make it more difficult for the Trust to accurately value its securities or to sell its securities on a timely basis and may adversely affect the ability of the Trust to borrow for investment purposes and increase the cost of such borrowings, which would reduce returns to Common Shareholders. These developments adversely affected the broader economy, and may continue to do so, which in turn may adversely affect issuers of securities owned by the Trust. Such developments could, in turn, reduce the value of securities owned by the Trust and adversely affect the net asset value of the Common Shares.

Recently markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Trust’s portfolio. Financial market conditions, as well as various social and political tensions in the United States and around the world, have contributed to increased market volatility and may have long-term effects on the U.S. and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets in the Trust’s portfolio. The Adviser and the Sub-Adviser intend to monitor developments and seek to manage the Trust’s portfolio in a manner consistent with achieving the Trust’s investment objective, but there can be no assurance that they will be successful in doing so.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities and other similar events, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Trust does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Trust may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

UK Departure from EU Risk. On Thursday June 23, 2016, voters in the United Kingdom referendum (the “Referendum”) on the question of whether to remain or leave the European Union (the “EU”) voted in a majority in favor of leaving the EU. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the United Kingdom and the EU, and those consequences include significant legal and business uncertainties pertaining to an investment in the Trust. Due to the very recent occurrence of the Referendum, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time. However, the Referendum has led to significant uncertainty in the business, legal and political environment.

Risks associated with the outcome of the Referendum include short and long term market volatility and currency volatility (including volatility of the value of the British pound sterling relative to the United States dollar and other currencies and volatility in global currency markets generally), macroeconomic risk to the UK and European economies, impetus for further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Trust), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Article 50 of the Treaty on European Union and negotiations undertaken under Article 218 of the Treaty on the Functioning of the European Union, and the unavailability of timely information as to expected legal, tax and other regimes.

Eurozone Risk. The result of the Referendum and continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Investing in Euro-denominated securities entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. In addition, it is possible that the Euro could be abandoned in the future by additional countries that have adopted its use. The effects of the collapse of the

Euro, or of the exit of more countries from the EMU, on the United States and global economy and securities markets could have a significant adverse impact on the value and risk profile of the Trust’s investments.

Legislation and Regulation Risk. At any time after the date of this prospectus, legislation may be enacted that could negatively affect the companies in which the Master Trust invests. Changing approaches to regulation may also have a negative impact companies in which the Master Trust invests. In addition, legislation or regulation may change the way in which the Trust or the Master Trust itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the Trust to achieve its investment objective.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in significant revisions to the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect the Trust or its counterparties. The ultimate impact of the Dodd-Frank Act, and regulation that has been enacted thereunder, is not yet certain and issuers of securities in which the Trust invests may also be affected in ways that are currently unknown and unforeseeable.

On December 11, 2015, the SEC published a proposed rule that, if adopted, would change the regulation of the use of derivative instruments and financial commitment transactions by registered investment companies. The SEC sought public comments on numerous aspects of the proposed rule, and as a result the nature of any final regulations is uncertain at this time. Such regulations could limit the implementation of the Trust’s use of derivatives and reverse repurchase agreement transactions and impose additional compliance costs on the Trust, which could have an adverse impact on the Trust. The Adviser and the Sub-Adviser cannot predict the effects of these regulations on the Trust’s portfolio. The Adviser and the Sub-Adviser intend to monitor developments and seek to manage the Master Trust’s portfolio in a manner consistent with achieving the Trust’s investment objective, but there can be no assurance that they will be successful in doing so.

Amended Commodity Futures Trading Commission (“CFTC”) Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit the Adviser to claim this exclusion with respect to the Master Trust, the Master Trust will limit its transactions in futures, options on futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Master Trust’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Master Trust’s portfolio, after taking into account unrealized profits and losses on such positions. Accordingly, the Master Trust is not subject to regulation under the CEA or otherwise regulated by the CFTC. If the Adviser was unable to claim the exclusion with respect to the Master Trust, the Adviser would become subject to registration and regulation as a commodity pool operator, which would subject the Adviser and the Master Trust to additional registration and regulatory requirements and increased operating expenses.

Anti-Takeover Provisions in the Trust’s Governing Documents Risk. The Trust’s Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could have the effect of depriving Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Trust’s Governing Documents.”

MANAGEMENT OF THE TRUST

Trustees and Officers

The Board of Trustees is broadly responsible for the management of the Trust, including general supervision of the duties performed by the Adviser and Sub-Adviser. The names and business addresses of the Trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under “Management of the Trust” in the SAI. The Trust’s Board of Trustees also serves as the board of trustees of the Master Trust. References herein to the “Board” or the “Board of Trustees” refer to the Board of Trustees of the Trust or of the Master Trust, as appropriate.

Adviser

XA Investments LLC acts as investment adviser to the Trust and the Master Trust and is responsible for overseeing the Trust’s and the Master Trust’s overall investment strategy and its implementation, including the use of leverage by the Master Trust. The Adviser is an investment adviser registered under the Advisers Act and acts as investment adviser to certain other management investment companies. The Adviser is a Delaware limited liability company, with its principal offices located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. The Adviser is controlled by Theodore J. Brombach, Co-Chief Executive Officer of the Adviser and a founding partner of XMS Capital Partners, LLC, and John “Yogi” Spence, Co-Chief Executive Officer of the Adviser and a founding partner of XMS Capital Partners, LLC.

XAI was founded by the principals of XMS Capital Partners, LLC in April 2016. The XAI leadership team believes that the investing public needs better access to a broader range of alternative investment strategies and managers. To provide access to institutional alternative managers, XAI created the Alternative Registered Trust (ARTTM) structure. In managing investment companies on the ARTTM platform, XAI seeks to partner with independent sub-advisers to offer funds managed by established alternative asset managers, selected from among numerous hedge fund managers, alternative credit managers, and private equity firms.

XAI will be responsible for the management of the Trust, will furnish offices, necessary facilities and equipment on behalf of the Trust, will oversee the activities of the Sub-Adviser, will provide personnel, including certain officers required for the Trust’s administrative management, and will pay the compensation of all officers and Trustees of the Trust who are its affiliates.

Sub-Adviser

Octagon Credit Investors, LLC acts as investment sub-adviser to the Trust and the Master Trust and is responsible for investing the Master Trust’s assets. The Sub-Adviser is an investment adviser registered under the Advisers Act. The Sub-Adviser is a Delaware limited liability company, with its principal offices located at 250 Park Avenue, 15th Floor, New York, NY 10177. Octagon Credit Investors, LLC is majority-owned by Conning & Company, which is an indirect subsidiary of Cathay Financial Holding Co., Ltd., a Taiwan-based company.

The Sub-Adviser’s experienced team of investment professionals has worked together for many years and managed funds through multiple credit cycles over Octagon’s more than 20 year history. The Sub-Adviser currently manages $13.6 billion in assets under management as of June 30, 2016 across nineteen CLOs, seven separately managed accounts and nine commingled private fund structures.

The Sub-Adviser, under the direction and supervision of the Board of Trustees and the Adviser, will be responsible for the management of the Trust’s investment portfolio and will provide certain facilities and personnel related to such management.

Investment Advisory Agreement and Sub-Advisory Agreement

Investment Advisory Agreement. Pursuant to an investment advisory agreement between the Master Trust and the Adviser, the Master Trust will pay the Adviser a fee, payable monthly in arrears, in an annual amount equal to             % of the Master Trust’s average daily Managed Assets (from which the Adviser will pay the Sub-Adviser’s fees).

The Trust bears its pro rata portion of Master Trust’s management fee but does not pay a management fee directly to the Adviser with respect to any period during which the only investment security held by the Trust is that of the Master Trust. Therefore, as part of the master-feeder arrangement, investors in the Trust will incur a single fee for management services provided by the Adviser to the Trust and Master Trust.

Pursuant to an investment advisory agreement between the Trust and the Adviser, the Trust’s investment advisory fee rate is identical to the Master Trust’s fee rate. However, as noted above the Trust will not pay to the Adviser a management fee with respect to any period during which the only investment security held by the Trust is that of the Master Trust.

Sub-Advisory Agreement. Pursuant to an investment sub-advisory agreement among the Master Trust, the Adviser and the Sub-Adviser, the Adviser will pay to the Sub-Adviser a sub-advisory fee, payable monthly in arrears, out of the management fee received by the Adviser in an amount equal to             % of the first $            million of the Master Trust’s average daily Managed Assets and             % of the Master Trust’s average daily Managed Assets in excess of $            million. As long as the Trust continues to invest in the Master Trust as part of a master-feeder arrangement, the Adviser will pay to the Sub-Adviser a single fee for sub-advisory services provided by the Sub-Adviser with respect to the Trust and Master Trust.

Pursuant to an investment sub-advisory agreement between the Trust, the Adviser and the Sub-Adviser, the investment sub-advisory fee rate payable by the Adviser to the Sub-Adviser with respect to the Trust is identical to the sub-advisory fee rate payable by the Adviser to the Sub-Adviser with respect to the Master Trust. However, the Adviser will not pay a sub-advisory fee with respect to the Trust for any period during which the only investment security held by the Trust is that of the Master Trust. Therefore, as long as the Trust continues to invest in the Master Trust as part of a master-feeder arrangement, the Adviser will pay to the Sub-Adviser a single fee for sub-advisory services provided by the Sub-Adviser with respect to the Trust and Master Trust.

The sub-advisory fee is paid by the Adviser, and neither the Trust nor the Master Trust pays a fee directly to the Sub-Adviser.

No Performance or Incentive Fees. Neither the Trust nor the Master Trust pays a performance or incentive fee to the Adviser or the Sub-Adviser.

Board Considerations. The investment advisory agreement and the investment sub-advisory agreement of each of the Trust and the Master Trust were approved by the Board of Trustees on                 , 2016. A discussion regarding the basis for such approval by the Board of Trustees will be available in the Trust’s initial report to shareholders, for the period ending                  .

Operating Expenses

Each of the Trust and the Master Trust pays all costs and expenses of its respective operations (in addition to the Adviser’s management fee paid by the Master Trust), including compensation of its trustees (other than those affiliated with the Adviser), custodian fees, transfer agency and dividend disbursing agent fees, administration fees, fund accounting agent fees, legal fees, expenses of its independent registered public accounting firm, expenses of pricing services or valuation agents, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before paying distributions to shareholders. The expenses of the Master Trust are indirectly borne, on a pro rata basis in relation to the Trust’s total assets and the Master Trust’s total assets, by the Trust, and therefore also by the Common Shareholders.

Conflicts of Interest

During the time in which the Master Trust is utilizing leverage, the amount of the management fees paid to the Adviser and Sub-Adviser for investment advisory services will be higher than if the Master Trust did not utilize leverage because the fees paid will be calculated based on the Master Trust’s Managed Assets, including proceeds of leverage. This may create a conflict of interest between the Adviser and the Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand, as holders of Indebtedness, Preferred Shares or other forms of leverage do not bear the management fee. Rather, the Trust and any Parallel Feeder Funds that invest in the Master Trust bear the portion of the management fee attributable to assets purchased with the proceeds of leverage and therefore effectively bear the entire management fee. As a result, Common Shareholders will bear the portion of the management fee borne by the Trust.

Portfolio Management

The Sub-Adviser personnel responsible for the management of the Trust’s and the Master Trust’s portfolio are:

Andrew D. Gordon, Chief Executive Officer, Co-Chief Investment Officer and member of the Investment Committee of the Sub-Adviser. Mr. Gordon co-founded Octagon in 1994 and subsequently managed numerous Octagon funds before assuming his current position. He has over 30 years of experience in the below-investment grade leveraged loan and high yield bond asset classes, in both sell-side and buy-side capacities. Prior to co-founding Octagon, Mr. Gordon was a Managing Director at Chemical Securities, Inc., where he focused primarily on the oil and gas industries. Mr. Gordon advised on and arranged below-investment grade loans for corporate clients, while also undertaking special projects in M&A advisory and distressed credit situations. He previously served as Vice President in the Acquisition Finance Division of Manufacturers Hanover Trust Company. In this capacity, Mr. Gordon structured, syndicated and managed leveraged buyout transactions. Mr. Gordon graduated cum laude with an A.B. in Economics from Duke University.

Michael B. Nechamkin, Co-Chief Investment Officer, Senior Portfolio Manager and member of the Investment Committee of the Sub-Adviser. Mr. Nechamkin joined Octagon in 1999. He has 26 years of industry experience, including 17 years at Octagon. Mr. Nechamkin is a member of Octagon’s Investment Committee and serves as the Senior Portfolio Manager of three CLOs, four Separately Managed Accounts, and three Private Commingled Funds. Prior to joining Octagon, Mr. Nechamkin was a Vice President in the High Yield Research Group at Bankers Trust. He previously served as a Convertible Securities Analyst at Mabon Securities and a Financial Consultant at Merrill Lynch. Mr. Nechamkin holds a Bachelor’s degree and a Masters of Talmudic Law and an M.B.A from the University of Baltimore.

Lauren M. Basmadjian, Portfolio Manager and member of the Investment Committee of the Sub-Adviser. Ms. Basmadjian joined Octagon in 2001. She has 15 years of industry experience. Ms. Basmadjian is a member of Octagon’s Investment Committee and serves as the Portfolio Manager of ten CLOs, two Separately Managed Accounts, and two Private Commingled Fund. Prior to becoming a Portfolio Manager, Ms. Basmadjian managed Octagon’s workout efforts and also oversaw Octagon’s investments in the leisure and entertainment, retail, consumer products, business services, food and beverage and technology industries. Prior to joining Octagon, Ms. Basmadjian worked in the Acquisition Finance Group at Chase Securities, Inc. She graduated cum laude from the Stern School of Business at New York University with a B.S. in Finance and Economics.

Gretchen M. Lam, CFA, Portfolio Manager and member of the Investment Committee of the Sub-Adviser. Ms. Lam joined Octagon in 1999. She has 17 years of industry experience. Ms. Lam is a member of Octagon’s Investment Committee and serves as the Portfolio Manager of six CLOs, two Separately Managed Accounts, and three Private Commingled Funds. Prior to becoming a Portfolio Manager, Ms. Lam oversaw Octagon’s investments in the software, business services, finance and insurance, paper and packaging, gaming and lodging, homebuilding and real estate industries. She was also responsible for the structured credit exposure held in Octagon’s CLO vehicles. Ms. Lam graduated summa cum laude from Babson College with a B.S. in Investments. She received her CFA Charter in 2006.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Trust and the Master Trust.

Pass-Through Voting

Whenever the Trust as an investor in the Master Trust is requested to vote on matters pertaining to the Master Trust, the Trust will seek voting instructions from Common Shareholders and will vote its interest in the Master Trust for or against such matters proportionately to the instructions to vote for or against such matters received from Common Shareholders. The Trust shall vote shares of the Master Trust for which it receives no voting instructions in the same proportion as the shares of the Master Trust for which it receives voting instructions.

Control Persons

Prior to the public offering of the Common Shares,                  , an affiliate of the Adviser (“                 ”), purchased Common Shares from the Trust in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this prospectus,                   owned 100% of the outstanding Common Shares.                   may be deemed to control the Trust until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of the Common Shares.

NET ASSET VALUE

Because the Trust intends to invest substantially all of its assets in the Master Trust, the value of the Trust’s assets will depend on the value of its investment in the Master Trust. The net asset value of the common shares of the Master Trust is calculated by subtracting the Master Trust’s total liabilities (including from Indebtedness) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Master Trust holds plus cash and other assets). The net asset value of the Common Shares of the Trust is calculated by subtracting the Trust’s total liabilities from total assets (the market value of the securities the Trust holds plus cash and other assets). The per share net asset value of the Common Shares is calculated by dividing the net asset value of the Trust by the number of Common Shares outstanding and rounding the result to the nearest full cent. Each of the Trust and the Master Trust calculates its net asset value as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the last Business Day of each month.

The Master Trust values debt securities at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Master Trust values exchange-traded options and other exchange-traded derivative contracts at the midpoint of the best bid and asked prices at the close on those exchanges on which they are traded.

The Master Trust values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Master Trust at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

The Master Trust’s securities that are traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Master Trust may be significantly affected on days when Common Shareholders have no ability to trade the Common Shares on the NYSE.

The Master Trust may utilize independent pricing services or, if independent pricing services are unavailable, bid quotations provided by dealers to value certain of its securities and other instruments at their market value. The Master Trust may use independent pricing services to value certain securities held by the Trust at their market value. The Master Trust periodically verifies valuations provided by independent pricing services. If independent pricing services or dealer quotations are not available for a given security, such security will be valued in accordance with valuation guidelines adopted by the Board of Trustees that the Board of Trustees believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. For certain securities, fair valuations may include input from the Sub-Adviser utilizing a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over U.S. Treasury obligations, and other information and analysis. The Master Trust may also use third party service providers to model certain securities using cash flow models to determine fair market value. While the Master Trust’s use of fair valuation is intended to result in calculation of net asset value that fairly reflects values of the Master Trust’s portfolio securities as of the time of pricing, the Master Trust cannot guarantee that any fair valuation will, in fact, approximate the amount the Master Trust would actually realize upon the sale of the securities in question.

Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

The Master Trust values derivatives transactions in accordance with valuation guidelines adopted by the Board of Trustees. Accrued payments to the Master Trust under such transactions will be assets of the Master Trust and accrued payments by the Master Trust will be liabilities of the Master Trust.

As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. In addition, the Adviser’s Valuation Committee may consider valuations provided by independent valuation firms retained to value certain of the Master Trust’s investments. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument. Information that becomes known to the Trust, the Master Trust or their agent after the Trust’s or the Master Trust’s net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Trust’s or the Master Trust’s previously determined net asset value.

Because the Common Shares will not be listed on any securities exchange prior the occurrence of a Liquidity Event, unlike listed closed-end funds, daily market pricing of the Common Shares will not be available. However, the Trust will report on its website the monthly net asset value per Common Share when available.

DISTRIBUTIONS

The Trust intends to distribute substantially all of its net investment income, if any, to Common Shareholders through monthly distributions. In addition, the Trust intends to distribute any net long-term capital gains to Common Shareholders at least annually.  The Master Trust has adopted a policy to distribute substantially all of its net investment income, if any, through monthly distributions and to distribute and to distribute any net long-term capital gains to Common Shareholders at least annually. The distributions by the Trust are expected to be funded by distributions received from the Master Trust, less operating expenses of the Trust.

The Trust expects that distributions paid on the Common Shares will consist primarily of (i) investment company taxable income, which includes ordinary income (such as interest, dividends, and certain income from hedging or derivatives transactions) and the excess, if any, of net short-term capital gain over net long-term capital loss, and (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss).

Each of the Trust and the Master Trust expects to declare initial distributions approximately                   to                   months after completion of the Common Share offering, and to pay such initial distributions approximately tomonths after the completion of the Common Share offering, depending upon market conditions.

To permit the Master Trust, and in turn the Trust, to maintain more stable monthly distributions, the Master Trust may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular period may be more or less than the amount of net investment income actually earned by the Trust during the period, and the Trust may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares’ net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares’ net asset value.

Pursuant to the requirements of the 1940 Act, in the event the Trust makes distributions from sources other than income, a notice will be provided in connection with each monthly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the monthly dividend which, in the Trust’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Trust at the close of its fiscal year, based on the Trust’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the monthly estimates.

If the Trust’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes, to the extent such amounts exceed the Trust’s current and accumulated earnings and profits. The amount by which the Trust’s total distributions exceed investment company taxable income and net capital gain would generally be treated as a return of capital up to the amount of the Common Shareholder’s tax basis in their Common Shares, which would reduce such tax basis, with any amounts exceeding such basis treated as a gain from the sale of their Common Shares. Consequently, although a return of capital may not be taxable, it will generally increase the Common Shareholder’s potential gain, or reduce the Common Shareholder’s potential loss, on any subsequent sale or other disposition of Common Shares. A return of capital distribution is in effect a partial return of the amount a Common Shareholder invested in the Trust.

The Trust may, but is not required to, seek to obtain exemptive relief to permit the Trust to make periodic distributions of long-term capital gains with respect to its Common Shares as frequently as monthly. Such relief, if obtained, would permit the Trust to implement a “managed distribution policy” pursuant to which the Trust would distribute a fixed percentage of the net asset value (or market price if then applicable) of the Common Shares at a particular point in time or a fixed monthly amount, any of which may be adjusted from time to time. It is anticipated that under such a distribution policy, the minimum annual distribution rate with respect to the Common Shares would be independent of the Trust’s performance during any particular period but would be expected to correlate with the Trust’s performance over time.

The Trust reserves the right to change its distribution policy and the basis for establishing the rate of distributions at any time and may do so without prior notice to Common Shareholders.

DIVIDEND REINVESTMENT PLAN

Under the Trust’s Dividend Reinvestment Plan, a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by                  , which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.

 Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by                  , as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact                  in writing at the address specified below or by calling the telephone number specified below.

Under the Plan, distributions, including any capital gain distributions will be automatically reinvested in additional Common Shares at the net asset value determined on the reinvestment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.

 In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

 Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to                                                    , Attention:                                   .

DESCRIPTION OF CAPITAL STRUCTURE

The Trust is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated as of August 3, 2016. The following is a brief description of the terms of the Common Shares, Indebtedness and Preferred Shares which may be issued by the Trust. This description does not purport to be complete and is qualified by reference to the Trust’s Governing Documents.

Common Shares

Pursuant to the Declaration of Trust, the Trust is authorized to issue an unlimited number of Common Shares of beneficial interest, par value $0.01 per share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Any additional offerings of Common Shares will require approval by the Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Trust’s outstanding voting securities.

The Trust’s net asset value per Common Share generally increases and decreases based on the market value of the Master Trust’s securities. Net asset value per Common Share will be reduced immediately following the offering of Common Shares by the amount of the offering expenses paid by the Trust. See “Use of Proceeds.”

The Trust will not issue certificates for Common Shares.

Indebtedness

The Trust’s Declaration of Trust provides that the Board of Trustees may authorize the borrowing of money by the Trust, without the approval of the holders of the Common Shares. The Trust may issue notes or other evidences of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Trust’s assets as security. However, while the Master Trust intends to utilize leverage, for so long as the Trust invests substantially all of its assets in the Master Trust, the Trust has no intention to utilize leverage, including through Indebtedness. See “Description of Capital Structure—Indebtedness” in the SAI.

See “Use of Leverage—Indebtedness” for a discussion of the use of Indebtedness by the Master Trust.

Preferred Shares

The Trust’s Governing Documents provide that the Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the Common Shares. However, while the Master Trust intends to utilize leverage, for so long as the Trust invests substantially all of its assets in the Master Trust, the Trust has no intention to utilize leverage, including through the issuance of Preferred Shares. See “Description of Capital Structure—Preferred Shares” in the SAI.

See “Use of Leverage—Preferred Shares” for a discussion of the issuance of Preferred Shares by the Master Trust.

ANTI-TAKEOVER PROVISIONS IN THE TRUST’S GOVERNING DOCUMENTS

The Trust presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Trust, (ii) the Trust’s freedom to engage in certain transactions or (iii) the ability of the Trust’s Board of Trustees or shareholders to amend the Governing Documents or effectuate changes in the Trust’s management. These provisions of the Governing Documents of the Trust may be regarded as “anti-takeover” provisions. A Trustee may be removed from office by the action of 80% of the remaining Trustees or a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

The Declaration of Trust requires the affirmative vote of a majority of the Board of Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Board of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Trust.

The 5% holder transactions subject to these special approval requirements are:

•
the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder (other than a merger, consolidation or reorganization with a Parallel Feeder Fund or the Master Trust, in which case no such approval is required);

•	the issuance of any securities of the Trust to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);

•
the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period (other than in the regular course of the Trust’s investment activities and other than a sale, lease or transfer of all or substantially all of the Trust’s assets to a Parallel Feeder Fund or the Master Trust, in which case no such approval is required); or

•
the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period (other than in the regular course of the Trust’s investment activities and other than a sale, lease or transfer of all or substantially all of the Trust’s assets to a Parallel Feeder Fund or the Master Trust, in which case no such approval is required).

To liquidate the Trust prior to the Liquidity Event Date, the Declaration of Trust requires the affirmative vote of a majority of the Board of Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, unless such liquidation has been approved by at least 80% of the Board of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Trust shall be required.

For the purposes of calculating “a majority of the outstanding voting securities” under the Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the 1940 Act or the Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required. A “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the Trust’s voting securities present at a meeting, if the holders of more than 50% of the Trust’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Trust’s outstanding voting securities.

Currently, each trustee serves an indefinite term until his or her successor is elected. The Declaration of Trust provides that in the event that the Trust is required to hold annual meetings, including pursuant to the rules of a securities exchange in the event the Common Shares were to be listed on a national securities exchange, the Board of Trustees will be divided by the Trustees into three classes with staggered terms, with one class of Trustees elected to a three-year term at each annual meeting. This provision could delay for up to two years the replacement of a majority of the Board of Trustees.

The Board of Trustees has determined that provisions with respect to the Board and shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions. See “Additional Information.”

Conversion to Open-End Fund

Closed-end management investment companies (“closed-end funds”) differ from open-end management investment companies (commonly referred to as “mutual funds”) in that closed-end funds do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

To convert the Trust to an open-end management investment company, the Declaration of Trust requires the affirmative vote of a majority of the Board of Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such action has been approved by at least 80% of the Board of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Trust to an open-end management investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end management investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. If the Trust were converted to an open-end management investment company, it is likely that new Common Shares would be sold at net asset value plus a sales load. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. In the event of conversion, the Trust would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors could incur brokerage costs in converting such securities to cash.

 The Board of Trustees has reviewed the structure of the Trust in light of its investment objective and policies and has determined that the non-listed closed-end structure is in the best interests of the shareholders. Any conversion to an open-end management investment company would require material changes to the Trust’s investment strategy, including with respect to the use of leverage, investment in illiquid securities and the ability to seek to achieve its investment by investing substantially all of its assets in the Master Trust, which may adversely impact the Trust’s ability to achieve its investment objective. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Trust to an open-end management investment company.

ALTERNATIVE REGISTERED TRUST (ARTTM) STRUCTURE

The Alternative Registered Trust (ARTTM) platform of XAI is designed for a new type of closed-end fund that offers less liquid institutional investments strategies and alternative asset classes. The Trust is the first fund on the XAI ARTTM platform which offers long-term investors, who are able to accept holding an illiquid investment for a defined period of time in return for an alternative strategy that seeks to outperform investment products that offer daily liquidity. The XAI ARTTM structure is designed to allow the Trust to invest with a longer investment horizon and to seek to insulate the Trust from the daily share price volatility associated with public markets, while allowing for the benefit of a future Liquidity Event. The Trust intends to make monthly distributions to Common Shareholders, which can be reinvested in the Trust. Prior to the occurrence of a Liquidity Event, the Trust will be considered to be a non-listed closed-end fund because the Common Shares will not be listed on any securities exchange. The Trust intends to complete a Liquidity Event intended to provide liquidity for Common Shareholders on or before the Liquidity Event Date. In order to provide a limited degree of interim liquidity prior to a Liquidity Event the Trust intends to conduct quarterly tender offers.

Non-Listed Closed-End Fund

Unlike listed closed-end funds which list their common shares for trading on a national securities exchange, prior to the occurrence of a Liquidity Event the Trust does not intend to list the Common Shares on any securities exchange. The Trust is designed for long-term investors and for so long as the Common Shares are not listed, an investment in the Common Shares, unlike an investment in a listed closed-end fund, should be considered illiquid. Investors should consider that they may not have access to the money they invest until the occurrence of a Liquidity Event. An investment in the Common Shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds) which generally are redeemable on a daily basis, the Common Shares will not be redeemable at an investor’s option. Accordingly, no secondary market for the Common Shares is expected to exist prior to a Liquidity Event and investors should not expect to be able to sell their Shares regardless of how the Trust performs. If a secondary market does develop, Common Shareholders may be able to sell their Common Shares only at substantial discounts from net asset value.

Periodic Tender Offers

The Trust is a closed-end management investment company and, as such, Common Shareholders will not have the right to cause the Trust to redeem their Common Shares. In recognition that a secondary market for the Common Shares likely will not exist prior to the occurrence of a Liquidity Event, in order to provide a limited degree of interim liquidity, beginning                   months after the completion of this offering, the Trust intends to conduct quarterly tender offers for up to       % of the Common Shares then outstanding in the sole discretion of the Board of Trustees. In a tender offer, the Trust will offer to repurchase outstanding Common Shares at the net asset value per Common Share or at a percentage of the net asset value per Common Share on the expiration date of the offer. The Trust, however, is not obligated to conduct such tender offers.

In determining whether the Trust should conduct a tender offer, the Board of Trustees will consider the recommendation of the Adviser, as well as a variety of operational, business and economic factors. The Adviser currently expects that it will generally recommend to the Board of Trustees that following the initial tender offer, the Trust conduct a tender offer to repurchase Shares quarterly, concluding in March, June, September and December. However, in any given quarter, the Adviser may or may not recommend to the Board of Trustees that the Trust conduct a tender offer. For example, if adverse market conditions cause the Master Trust’s investments to become illiquid or trade at depressed prices or if the Adviser believes that conducting a tender offer for       % or less of the Common Shares then outstanding would impose an undue burden on shareholders who do not tender compared to the benefits of giving shareholders the opportunity to sell all or a portion of their shares of Common Stock at net asset value, the Trust may choose not to conduct a tender offer or may choose to conduct a tender offer for less than       % of the Common Shares then outstanding and there may be periods during which no tender offer is made. If a tender offer is not made, Common Shareholders may not be able to sell their Common Shares as it is unlikely that a secondary market for the Common Shares will develop. If a secondary market does develop, Common Shareholders may be able to sell their Common Shares only at substantial discounts from net asset value. The Trust has no intention to continue quarterly tender offers following the occurrence of a Liquidity Event.

The Trust’s assets will consist primarily of its investment in the Master Trust. Therefore, in order to finance the repurchase of Common Shares pursuant to tender offers, the Trust may find it necessary to liquidate a portion of its investment in the Master Trust. The Master Trust is a closed-end investment company and the Trust does not have the right to require the Master Trust to redeem the shares of the Master Trust held by the Trust. Therefore, the Trust typically may liquidate a portion of its investment in the Master Trust only pursuant to tender offers by the Master Trust. The Trust expects that the Master Trust will conduct quarterly tender offers in a manner substantially similar to that of the Trust pursuant to which the Trust would be able to liquidate a portion of its investment in the Master Trust. The Trust expects that the Master Trust will typically tender for an amount of shares sufficient to allow the Trust, and any Parallel Feeder Funds that invest in the Master Trust, to liquidate the necessary portion of their respective investments in the Master Trust so that no investor is disadvantaged. However, there are no assurances that the Master Trust’s Board of Trustees will, in fact, decide to conduct tender offers on this or any other schedule.

The Master Trust anticipates selling portfolio investments to fund tender offers. However, subject to the Master Trust’s investment restriction with respect to borrowings, the Master Trust may borrow money to finance the repurchase of shares pursuant to any tender offers. However, there can be no assurance that the Master Trust will be able to obtain such financing for tender offers if it attempts to do so.

The Master Trust, and in turn the Trust, do not intend to conduct a tender offer or purchase Common Shares to the extent such purchases would result in the asset coverage with respect to any Indebtedness of the Master Trust being reduced below the asset coverage requirement set forth in the 1940 Act. Accordingly, in order to purchase all Common Shares tendered, the Master Trust may have to repay all or part of any then outstanding Indebtedness to maintain the required asset coverage.

If the Master Trust’s portfolio does not provide adequate liquidity to fund tender offers, the Trust may extend the expiration date of any tender offer or choose to pay tendering stockholders with a promissory note, payment on which may be made in cash up to                   days after the expiration of the tender offer period (as extended). The promissory note will be non-interest bearing, non-transferable and non-negotiable. With respect to the Common Shares tendered, the owner of a promissory note will no longer be a shareholder of the Trust and will not have the rights of a shareholder, including without limitation voting rights. The promissory note may be prepaid by the Trust, without premium, penalty or notice, at any time.

If a tender offer is oversubscribed by shareholders who tender Common Shares, the Trust will generally repurchase a pro rata portion of the Common Shares tendered by each shareholder. As a result, the Trust may repurchase less than the full amount of Common Shares that a shareholder tenders. However, the Board, in its discretion, subject to applicable law, may amend a tender offer to include all or part of the oversubscribed amounts.

Each tender offer would be made and shareholders would be notified in accordance with the requirements of the Exchange Act and the 1940 Act, either by publication or mailing or both. The tender offer documents will contain information prescribed by such laws and the rules and regulations promulgated thereunder. The repurchase of tendered Common Shares by the Trust is a taxable event to Common Shareholders. See “Tax Matters.” The Trust pays all costs and expenses associated with the making of any tender offer. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a repurchase of shares pursuant to a tender offer.

Although tender offers generally would be beneficial to Common Shareholders by providing them with some ability to sell their Common Shares at net asset value, the acquisition of Common Shares by the Trust will decrease the total assets of the Trust and in turn the Master Trust. Tender offers are, therefore, likely to increase the Trust’s expense ratio, may result in untimely sales of portfolio securities and/or may limit the Master Trust’s ability to participate in new investment opportunities. To the extent the Trust or the Master Trust maintains a cash position to satisfy repurchases of Common Shares, the Trust or the Master Trust would not be fully invested, which may reduce the Trust’s investment performance. Furthermore, to the extent the Master Trust borrows to finance the making of tender offers, interest on such borrowings reduces the Master Trust’s net investment income. In order to purchase shares of Common Shares that are tendered, the Master Trust may be required to sell its more liquid, higher quality portfolio securities, which may increase risks for remaining shareholders and increase fund expenses. Consummating a tender offer may require the Master Trust to liquidate portfolio securities, and realize gains or losses, at a time when the Sub-Adviser would otherwise consider it disadvantageous to do so.

While the Trust intends to conduct quarterly tender offers as described above, neither the Trust nor the Master Trust is required to do so and may amend, suspend or terminate such tender offers at any time. Investors have no right to require the Trust to redeem their Common Shares. Any Common Share repurchase program may be delayed or discontinued at any time. It is the Board of Trustees’ announced policy, which may be changed by the Board of Trustees, not to purchase Common Shares pursuant to a tender offer if:

(1)
such purchases would impair the Trust’s status as a RIC under the U.S. federal income tax laws (which would cause the Trust’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust);

(2)	the Master Trust does not conduct a repurchase offer for the Master Trust’s shares at approximately the same time; or

(3)
there is, in the Board of Trustees’ judgment, any (a) legal action or proceeding instituted or threatened challenging the tender offer or otherwise materially adversely affecting the Trust, (b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State, which is material to the Trust, (c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (d) commencement of war, armed hostilities, acts of terrorism or other international or national calamity directly or indirectly involving the United States that in the sole determination of the Board of Trustees is material to the Trust, or (e) other events or conditions that in the sole determination of the Board of Trustees would have a material adverse effect on the Trust or Common Shareholders if Common Shares tendered pursuant to the tender offer were purchased.

Thus, there can be no assurance that the Board of Trustees will proceed with any tender offer. The Board of Trustees may modify these conditions in light of circumstances existing at the time. In addition, the amount of Common Shares for which the Trust makes any particular tender offer may be limited for the reasons set forth above or in respect of other concerns related to the Trust’s portfolio or the impact of the tender offer on those Common Shareholders who do not sell their Common Shares in the tender offer.

Parallel Feeder Funds investing in the Master Trust may also conduct periodic tender offers. Such repurchases may increase the Master Trust’s expense ratio, and thereby increase the expense ratio of the Trust.

The Trust and the Master Trust, respectively, will pay costs and expenses associated with the making of any tender offer. Financial intermediaries may charge a processing fee to confirm a repurchase of Common Shares pursuant to a tender offer.

Liquidity Event

The Trust intends to complete a Liquidity Event on or before Liquidity Event Date of                   , 2021. If the Board of Trustees determines that under then current market conditions it is in the best interests of the Trust to do so, the Trust may extend the Liquidity Event Date for one year, to                   , 2022 without a shareholder vote. The Liquidity Event Date can be further extended beyond                 , 2022 if approved by 75% of the trustees followed by shareholder approval by a 1940 Act Majority.

A Liquidity Event, intended to provide liquidity for Common Shareholders, could consist of:

(1)	the listing the Common Shares on a national securities exchange; or

(2)	an other liquidity event, such as:

(a)
a merger or other reorganization transaction in which Common Shareholders receive cash and/or shares of a closed-end fund or other public company whose shares are listed on a national securities exchange, an exchange-traded fund or an open-end mutual fund,

(b)	a tender offer to repurchase 100% of the Trust’s outstanding Common Shares at a price equal to the then current net asset value per Common Share, or

(c)	the termination and liquidation of the Trust.

The above events are collectively referred to as a “Liquidity Event” in this prospectus.

If the Trust completes a Liquidity Event by listing the Common Shares on a national securities exchange, there can be no assurance that a secondary market will develop for the Common Shares. Because shares of listed closed-end funds frequently trade at a discount to net asset value, even if investors are able to sell their Common Shares, they may receive more or less than their purchase price and the then current net asset value per Common Share. This risk may be more pronounced in the period shortly following the Trust’s listing. This risk is separate and distinct from the risk that the Trust’s net asset value will decline. If the Common Shares are listed, whether an investor will realize gains or losses upon the sale of the Common Shares will depend upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Because the market price of the Common Shares would be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Trust, the Trust cannot predict whether the Common Shares, if listed, will trade at, below or above net asset value or at, below or above a Common Shareholder’s purchase price.

The Board of Trustees may consider various transactions in advance of a potential listing of the Common Shares to seek to facilitate an orderly trading market for the Common Shares. Such transactions may include, without limitation, (i) one or more tender offers for Common Shares on terms that may differ from the Trust’s normal quarterly repurchase offers, (ii) the issuance of rights or warrants to then current Common Shareholders, or (iii) the retention of a remarketing agent to facilitate transfers of Common Shares. The determination to engage in any such transaction will be made in the sole discretion of the Board of Trustees based on market conditions at such time and all other factors deemed relevant by the Board of Trustees. No assurance can be given that any such transaction will be undertaken or, if undertaken, will be successful.

To facilitate a Liquidity Event, the Trust may reorganize with or into the Master Trust and/or one or more Parallel Feeder Funds. In addition, the master-feeder structure may be collapsed through a reorganization of the Trust with or into the Master Trust or the liquidation of the Master Trust. The determination to engage in any such reorganization will be made in the sole discretion of the Board of Trustees based on market conditions at such time and all other factors deemed relevant by the Board of Trustees. No vote of shareholders will be required to conduct a reorganization with a Parallel Feeder Fund or the Master Trust or to collapse the master-feeder structure.

If the Trust and the Master Trust anticipate that the Liquidity Event will involve the liquidation, as the liquidation date approaches, the Master Trust’s portfolio composition may change as more of its portfolio holdings are called or sold, which may cause the returns to decrease and the net asset value of the Common Shares to fall. Rather than reinvesting the proceeds of matured, called or sold securities, the Trust and the Master Trust may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management, or the Master Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. The Trust’s and the Master Trust’s investment objective and policies are not designed to return to investors who purchase Common Shares in this offering their initial investment in connection with a liquidation. The Trust’s liquidating distributions will be based upon the Trust’s net asset value at the time of liquidation.

The Trust’s and the Master Trust’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment on the Liquidity Event Date or any other date, and such initial investors and any investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment through any Liquidity Event.

The Trust’s policy to complete a Liquidity Event on or before the Liquidity Event Date is fundamental and cannot be changed, and the Liquidity Event Date cannot be extended beyond                   , 2022 unless approved by 75% of the trustees followed by shareholder approval by a 1940 Act Majority. However, the determination as to how the Liquidity Event will be structured will be made in the sole discretion of the Board of Trustees based on market conditions at such time and all other factors deemed relevant by the Board of Trustees in consultation with the Adviser and the Sub-Adviser.

The Board of Trustees may choose to terminate the Trust prior to the Liquidity Event Date, which would cause the Trust to miss any market appreciation that occurs after the Trust is terminated.

TAX MATTERS

The following is a summary of the material U.S. federal income tax considerations generally applicable to the Master Trust, the Trust and U.S. Common Shareholders (as defined below) that acquire Common Shares and that hold such Common Shares as capital assets (generally, for investment). The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Master Trust, the Trust or to all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. This summary of U.S. federal income tax consequences is for general information only. Prospective investors must consult their tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Common Shares, as well as the effects of state, local and non-U.S. tax laws.

For purposes of this summary, the term "U.S. Common Shareholder" means a beneficial owner of shares of the Trust that, for U.S. federal income tax purposes, is one of the following:

1.	an individual who is a citizen or resident of the United States;

2.	a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

3.	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

4.
a trust (x) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (y) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

Taxation of the Master Trust

The Master Trust intends to be treated as a partnership for U.S. federal income tax purposes for as long as it has at least two members. As a result, the Master Trust will itself not be subject to U.S. federal income tax. Rather, each of the Master Trust’s partners, including the Trust, will be required to take into account, for U.S. federal income tax purposes, its allocable share of the Master Trust’s items of income, gain, loss, deduction and credit.

Taxation of the Trust

The Trust intends to elect to be treated, and to qualify annually, as a RIC under Subchapter M of the Code. Accordingly, the Trust must, among other things, meet certain income, asset diversification and distribution requirements:

(i)
The Trust must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code). Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and that derives less than 90% of its gross income from the items described in (a) above.

(ii)
The Trust must diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the market value of the Trust’s total assets is represented by cash and cash items, including receivables, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Trust’s total assets is invested in the securities (other than U.S. Government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code).

For purposes of determining whether the Trust satisfies the 90% gross income test described in clause (i) above, the character of the Trust’s distributive share of items of income, gain and loss derived through the Master Trust and any underlying investment that is also classified as a partnership for U.S. federal income tax purposes (other than a qualified publicly traded partnership) generally will be determined as if the Trust realized such tax items directly. Similarly, for purposes of determining whether the Trust satisfies the asset diversification test described in clause (ii) above, the Trust intends to “look through” the Master Trust to the underlying investments, and also to further “look through” any underlying investment that is classified as a partnership for U.S. federal income tax purposes (other than a qualified publicly traded partnership).

As long as the Trust qualifies as a RIC, the Trust generally will not be subject to U.S. federal income tax on income and gains that the Trust distributes to its Common Shareholders, provided that it distributes each taxable year at least 90% of the sum of (i) the Trust’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) the Trust’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Trust intends to distribute substantially all of such income each year. The Trust will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders.

The Trust will either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If any such gain is retained, the Trust will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Trust expects to report the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares by the amount of undistributed capital gain included in such Common Shareholder’s gross income net of the tax deemed paid by such Common Shareholder under clause (ii).

The Code imposes a 4% nondeductible excise tax on the Trust to the extent the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Trust’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Trust will be deemed to have distributed any income on which it paid federal income tax in the taxable year ending within the calendar year. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Trust’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Trust will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Certain of the Master Trust’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Master Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Shareholders. The Trust and the Master Trust intend to structure and monitor their transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Trust as a RIC (which may adversely affect the net after-tax return to the Trust).

If for any taxable year the Trust does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Trust’s current and accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of non-corporate U.S. Common Shareholders and (ii) for the dividends-received deduction in the case of U.S. Common Shareholders taxed as corporations, in each case provided that certain holding period and other requirements are met. The Trust could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Taxation of U.S. Common Shareholders

Distributions. Distributions paid to you by the Trust from its net capital gains, which is the excess of net long-term capital gain over net short-term capital loss, if any, that the Trust properly reports as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Trust (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

In the case of corporate U.S. Common Shareholders, ordinary income dividends paid by the Trust generally will be eligible for the dividends received deduction to the extent that the Trust’s income consists of dividend income from U.S. corporations and certain holding period requirements are satisfied by both the Trust and the corporate U.S. Common Shareholders. In the case of individuals, any such ordinary income dividend that you receive from the Trust generally will be eligible for taxation at the rates applicable to long-term capital gains to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Trust, (ii) the Trust and the Master Trust satisfy certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. Qualified dividend income eligible for these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. In general, you may include as qualified dividend income only that portion of the dividends that may be and are so reported by the Trust as qualified dividend income. Dividend income from passive foreign investment companies and, in general, dividend income from real estate investment trusts is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income. Due to the nature of the Trust’s investments, the Trust does not expect that a significant portion of its distributions will be eligible for the dividends received deduction or for the reduced rates applicable to qualified dividend income.

Any distributions you receive that are in excess of the Trust’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Trust distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain, or reducing your potential loss, on any subsequent sale or other disposition of your Common Shares.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional Shares of the Trust. Dividends and other distributions paid by the Trust are generally treated as received by you at the time the dividend or distribution is made. If, however, the Trust pays you a dividend in January that was declared in the previous October, November or December and you were the U.S. Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared.

The Trust will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Trust.

Sale of Common Shares. The sale or other disposition of Common Shares of the Trust will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year. Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by you with respect to such Common Shares. Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

The Trust intends, but is not obligated, to conduct quarterly tender offers to repurchase Common Shares. If a U.S. Common Shareholder tenders Common Shares for cash in any such tender offer, the U.S. Common Shareholder will generally recognize gain or loss as though the U.S. Common Shareholder had sold the Common Shares, as described above. However, in certain circumstances, the U.S. Common Shareholder may be treated as receiving a dividend from the Trust or a distribution treated as a return of capital. U.S. Common Shareholders are urged to consult their tax advisors as to the consequences of participating in any such tender offers.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income, while long-term capital gain generally is taxed at reduced maximum rates. The deductibility of capital losses is subject to limitations under the Code.

Medicare Tax. An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Trust and net gains from redemptions or other taxable dispositions of Trust shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Backup Withholding. The Trust may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to non-corporate Common Shareholders who fail to provide the Trust (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Master Trust, the Trust and its U.S. Common Shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Master Trust, the Trust and its U.S. Common Shareholders can be found in the SAI that is incorporated by reference into this prospectus. Common Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.

ERISA AND SIMILAR CONSIDERATIONS

The following is a summary of certain considerations associated with the purchase of the Common Shares by employee benefit plans that are subject to Title I of ERISA, individual retirement accounts and other plans and arrangements that are subject to Section 4975 of the Code, plans subject to any substantially similar federal, state, local or non-U.S. laws or regulations (“Similar Laws”), and entities whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”).

General Fiduciary Matters

ERISA imposes certain duties on persons who are fiduciaries of a Plan subject to Title I of ERISA or Section 4975 of the Code (an “ERISA Plan”), and both ERISA and Section 4975 of the Code prohibit certain transactions involving the assets of an ERISA Plan and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of an ERISA Plan or the management or disposition of the assets of an ERISA Plan, or who renders investment advice for a fee or other compensation (direct or indirect) to an ERISA Plan, is generally considered to be a fiduciary of the ERISA Plan.

In considering an investment in the Common Shares of a portion of the assets of any Plan, a fiduciary should determine whether the investment is in accordance with the documents and instruments governing the Plan and the applicable provisions of ERISA, the Code or any Similar Laws. In addition, a fiduciary of a Plan should determine if the investment satisfies the fiduciary’s duties to the Plan including the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, the Code and any other applicable Similar Laws.

Because the Trust and the Master Trust will be registered as investment companies under the 1940 Act, the underlying assets of the Trust and the Master Trust will not be considered to be “plan assets” of the ERISA Plans investing in the Trust for purposes of Title I of ERISA or Section 4975 of the Code. Thus, neither the Adviser nor the Sub-Adviser will be a fiduciary with respect the assets of any ERISA Plan that invests in the Trust solely as a result of the ERISA Plan’s investment in the Trust.

Prohibited Transaction Issues

Section 406 of ERISA and Section 4975 of the Code prohibit certain transactions involving the assets of an ERISA Plan and certain persons (referred to as “parties in interest” for purposes of ERISA and “disqualified persons” for purposes of the Code) having certain relationships to such ERISA Plan, unless a prohibited transaction exemption is applicable to the transaction. A party in interest or disqualified person who engages in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the ERISA Plan that engaged in such a non-exempt prohibited transaction may be subject to penalties and liabilities under ERISA and the Code.

 The acquisition of Common Shares by an ERISA Plan with respect to which the Trust, the Adviser, the Sub-Adviser or the Distributor is a party in interest or disqualified person may constitute a direct or indirect prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, unless the Common Shares are acquired in accordance with an applicable prohibited transaction exemption. Certain exemptions may apply to an ERISA Plan’s purchase of the Common Shares, including: the statutory exemption under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code for certain transactions between a Plan and a person that is a party in interest or a disqualified person solely by reason of providing services to the ERISA Plan or a relationship to such a service provider; prohibited transaction class exemption (“PTCE”) 84-14, respecting transactions determined by independent qualified professional asset managers; PTCE 84-24, respecting purchases of securities issued by investment companies; PTCE 90-1, respecting transactions involving insurance company pooled separate accounts; PTCE 91-38, respecting transactions involving bank collective investment funds; PTCE 95-60, respecting transactions involving life insurance company general accounts; PTCE 96-23, respecting transactions determined by in-house asset managers; and PTCE 79-13 respecting the acquisition, ownership or sale of shares of a closed-end investment company by an ERISA Plan covering only employees of the investment company, employees of the investment adviser of the investment company, or employees of any affiliated person. There can be no assurance that all of the conditions of any of the foregoing exemptions or any other exemption or exception would be satisfied in connection with a Plan’s purchase of Common Shares.

Investor Representation

By purchasing the Common Shares, each investor that is a Plan, or that is acquiring the Common Shares on behalf of or with the assets of a Plan, will be deemed to represent that such purchase does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any applicable Similar Law.

The foregoing discussion is general in nature and is not intended to be all inclusive. Due to the complexity of these rules and the penalties that may be imposed upon persons involved in non-exempt prohibited transactions, it is particularly important that fiduciaries, or other persons considering purchasing the Common Shares on behalf of, or with the assets of, a Plan consult with their counsel to the extent they deem appropriate regarding the potential applicability of ERISA, Section 4975 of the Code or any Similar Law to such investment. The Registration Statement and the sale of Common Shares to a Plan is in no respect a representation or recommendation by the Trust, the Adviser, the Sub-Adviser or any other person that such an investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan or that such an investment is appropriate for Plans generally or any particular Plan.

UNDERWRITERS

                                                     is acting as the representative of the Underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, the Underwriter named below has agreed to purchase, and the Trust has agreed to sell to that Underwriter, the number of Common Shares set forth opposite the Underwriter’s name.

Underwriters	Number of Common Shares

Total

The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares shown above if any of the Common Shares are purchased.

The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $             per share. The sales load the investors in the Trust will pay of $            per share is equal to            % of the initial offering price. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before                  . The representatives have advised the Trust that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Additional Compensation to be Paid by the Advisor

[The Adviser (and not the Trust) has agreed to pay to             , from its own assets, a structuring fee for advice relating to the structure, design, and organization of the Trust as well as services related to the sale and distribution of the Common Shares in the amount of $            . The amount of this structuring fee is calculated based on the total sales of Common Shares by                   .]

Total underwriting compensation determined in accordance with Financial Industry Regulatory Authority, Inc. (“FINRA”) rules is summarized as follows. The sales load the Trust will pay of $             per share is equal to        % of the total public offering price of the Common Shares. The sum total of all compensation to the Underwriters in connection with this public offering of the Common Shares, including sales load and all structuring fee payments to the Underwriters, will not exceed       % of the total public offering price of the Common Shares.

The Trust, the Adviser and the Sub-Adviser have agreed, for a period of 180 days from the date of this prospectus, that they will not, without the prior written consent of the representatives, issue, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided that the Trust may issue Common Shares pursuant to the Trust’s dividend reinvestment plan.

The following table shows the sales load that investors in the Trust will pay to the Underwriters in connection with this offering.

Per share	$
Total	$

The Trust, the Adviser and the Sub-Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.
A prospectus in electronic format may be made available on the websites maintained by one or more of the Underwriters. Other than this prospectus in electronic format, the information on any such Underwriter’s website is not part of this prospectus. The representatives may agree to allocate a number of Common Shares to Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to Underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Trust anticipates that, from time to time, certain Underwriters may act as brokers or dealers in connection with the execution of the Trust’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

Certain Underwriters and their affiliates may, from time to time, engage in transactions with or perform investment banking, securities trading, hedging, commercial lending and advisory services for the Trust, the Adviser and the Sub-Adviser and their affiliates in the ordinary course of business, for which such Underwriters have received, and may expect to receive, customary fees and expenses.

The principal business address of                          is                         .

CUSTODIAN, TRANSFER AGENT, AND ADMINISTRATOR

Custodian

                         serves as the custodian of the Trust’s and the Master Trust’s assets pursuant to a custody agreement. Under the custody agreement, the custodian is required to hold the Trust’s and the Master Trust’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Trust and the Master Trust, plus certain charges for securities transactions.                          is located at                         .

Transfer Agent

                         serves as the Trust’s and the Master Trust’s dividend disbursing agent, agent under the Trust’s Plan, transfer agent and registrar with respect to the Common Shares of the Trust and the Master Trust.                          is located at                         .

Administrator

             serves as the administrator of the Trust and the Master Trust. Pursuant to an administration agreement, the administrator provides certain administrative services to the Trust and the Master Trust. The administrator receives a fee equal to                         .                          is located at                         .

Fund Accounting Agent

                         serves as the fund accounting agent of the Trust and the Master Trust and provides certain bookkeeping and accounting services to the Trust and the Master Trust. The fund accounting agent receives a fee equal to                        .                          is located at                         .

LEGAL MATTERS

Certain legal matters will be passed on for the Trust and the Master Trust by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, in connection with the offering of the Common Shares. Certain legal matters will be passed on or the Underwriters by                         .

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                        ,                         , is the independent registered public accounting firm of the Trust and the Master Trust. The independent registered public accounting firm is expected to render an opinion annually on the financial statements of the Trust and the Master Trust.

FISCAL YEAR END AND REPORTS TO SHAREHOLDERS

The Trust’s fiscal year end is                         .

As soon as practicable after the end of each calendar year, the Trust will furnish to Common Shareholders a statement on Form 1099-DIV identifying the sources of the distributions paid by the Trust to Common Shareholders for tax purposes.

In addition, the Trust will prepare and transmit to Common Shareholders a semi-annual report and annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

 The Trust will report on its website the monthly net asset value per Common Share when available.

ADDITIONAL INFORMATION

This prospectus constitutes part of a Registration Statement filed by the Trust with the SEC under the Securities Act, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Trust and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (www.sec.gov).

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

Page
The Trust	S-
The Master Trust	S-
Investment Objective and Policies	S-
Investment Restrictions	S-
Management of the Trust	S-
Portfolio Transactions	S-
Tax Matters	S-
Description of Capital Structure	S-
General Information	S-
Report of Independent Registered Public Accounting Firm of the Trust	FS-1
Financial Statements for the Trust	FS-2
Report of Independent Registered Public Accounting Firm of the Master Trust	FS-3
Financial Statements for the Master Trust	FS-4
Appendix A: Description of Securities Ratings	A-1
Appendix B: Proxy Voting Policies and Procedures	B-1

Until                             (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               Shares

XAI Octagon Credit Opportunities
Alternative Registered Trust – Brokerage Feeder

Common Shares

$100.00 per Share

_____________

PROSPECTUS

_____________

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated August 8, 2016

XAI Octagon Credit Opportunities

Alternative Registered Trust – Brokerage Feeder

__________________________
Statement of Additional Information

XAI Octagon Credit Opportunities Alternative Registered Trust – Brokerage Feeder (the “Trust”) is a newly-organized, diversified, non-listed, closed-end management investment company.

The Trust will have the same investment objective and substantially the same investment policies as XAI Octagon Credit Opportunities Master Trust, a separate, newly-organized, diversified, closed-end management investment company (the “Master Trust”). The Trust will seek to achieve its investment objective by investing substantially all of its assets in the Master Trust.

The Trust’s investment objective is to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle. There can be no assurance that the Trust will achieve its investment objective, and you could lose some or all of your investment.

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Trust dated                       , 2016. Investors should obtain and read the prospectus prior to purchasing common shares of the Trust. A copy of the prospectus may be obtained, without charge, by calling the Trust at                              .

The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (the “SEC”). The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

TABLE OF CONTENTS

Page
The Trust	S-
Investment Objective and Policies	S-
Investment Restrictions	S-
Management of the Trust	S-
Portfolio Transactions	S-
Tax Matters	S-
Description of Capital Structure	S-
General Information	S-
Report of Independent Registered Public Accounting Firm (Registrant)	FS-1
Financial Statements for the Trust (Registrant)	FS-2
Report of Independent Registered Public Accounting Firm (Master Trust)	FS-3
Financial Statements for the Trust (Master Trust)	FS-4
Appendix A: Description of Securities Ratings	A-1
Appendix B: Proxy Voting Policies and Procedures	B-1

This Statement of Additional Information is dated                , 2016.

THE TRUST

The Trust is a newly-organized, diversified, non-listed, closed-end management investment company organized as a statutory trust under the laws of the State of Delaware.

THE MASTER TRUST

The Trust will have the same investment objective and substantially the same investment policies as the Master Trust, a separate, newly-organized, diversified, closed-end management investment company. The Trust will seek to achieve its investment objective by investing substantially all of its assets in the Master Trust.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Trust’s investment objective, policies and techniques that are described in the prospectus. The Trust may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Trust’s principal investment strategies are discussed in the prospectus. The Trust may not buy all of the types of securities or use all of the investment techniques that are described.

Convertible Securities

A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the securities in to which they would convert. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

The market value of a convertible security generally is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or a preferred security in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security’s price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security’s price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

The Master Trust’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid — that is, the Master Trust may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Master Trust. The Master Trust’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Master Trust may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

Zero Coupon Securities

The Master Trust may invest in zero dividend preferred securities and zero coupon bonds. These are instruments that typically do not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its redemption or maturity, a holder receives the par value (or the accreted value) of the zero (rate) coupon security, which generates a return equal to the difference between the purchase price and its redemption or maturity value. A zero dividend preferred security or a zero coupon security is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its redemption or maturity. Because these securities and other OID instruments do not pay cash dividends or interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of stated par value of the instrument at its redemption or maturity, as well as the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero dividend preferred securities and zero coupon bonds, and OID instruments generally, allow an issuer to delay the need to generate cash to meet current dividend or interest payments (unless there is a prescribed accumulated funding of the payment), they may involve greater payment and credit risk than dividend or coupon securities that pay dividends or interest currently or in cash. In order to maintain its status as a RIC, the Master Trust generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Master Trust will not receive all of the income on a current basis or in cash. Thus, the Master Trust may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not treated as a return of capital.

Exchange-Traded Notes

Exchange-traded notes (“ETNs”) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Master Trust invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Master Trust’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Master Trust characterizes and treats ETN investments for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

When Issued, Delayed Delivery Securities And Forward Commitments

The Master Trust may enter into forward commitments for the purchase or sale of securities. The Master Trust may enter into transactions on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Master Trust may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and generally no interest (or dividends) accrues to the Master Trust prior to the settlement date.

Securities purchased on a when-issued or delayed delivery basis may expose the Master Trust to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Master Trust generally will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Reverse Repurchase Agreements

 In reverse repurchase agreement transactions, the Master Trust sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Master Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Proceeds of the sale will be invested in additional instruments for the Master Trust, and the income from these investments will generate income for the Master Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the reverse repurchase transaction, the use of this technique will diminish the investment performance of the Master Trust compared with what the performance would have been without the use of reverse repurchase transactions.

With respect to any reverse repurchase agreement, the Master Trust’s Managed Assets shall include any proceeds from the sale of an asset of the Master Trust to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. With respect to leverage incurred through investments in reverse repurchase agreements and economically similar transactions, the Master Trust intends to earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the SEC. As a result of such segregation, the Master Trust’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act and the Master Trust’s use of leverage through reverse repurchase agreements and economically similar transactions will not be limited by the 1940 Act.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and expenses associated with the repurchase agreement, that the market value of the securities sold by the Master Trust may decline below the price at which the Master Trust is obligated to repurchase such securities and that the securities may not be returned to the Master Trust. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Master Trust will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Master Trust sells securities becomes insolvent, the Master Trust’s right to purchase or repurchase securities may be restricted.

Depositary Receipts

The Master Trust’s investments in non-U.S. issuers may include investment in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or OTC, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, the Master Trust can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Master Trust also may invest in EDRs, GDRs, and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Preferred Securities

Preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations.

Preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Preferred securities may be perpetual or have a term and typically have a fixed liquidation (or “par”) value.

Hybrid-preferred securities often behave as investments similarly to traditional preferred securities and are regarded by investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares, and they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred securities). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Master Trust’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective.

Dividend or interest payments on preferred securities may be cumulative or non-cumulative and often can be skipped or deferred, without limitation. The dividend rates on “preferred securities” may be fixed or floating, or convert from fixed to floating at a specified future time. Floating-rate and fixed-to-floating-rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the return offered by the floating-rate security may rise as well, making such securities less price-sensitive to rising interest rates (or yields). Similarly, a fixed-to-floating-rate security may be less price-sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the security, after which period a floating rate of payment applies.

Loans of Portfolio Securities

To increase income, the Master Trust may, consistent with applicable regulatory requirements, lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Master Trust’s total assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Master Trust could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Master Trust, and any gain or loss in the market price during the term of the loan would inure to the Master Trust. If the other party to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Master Trust is unsettled. As a result, under extreme circumstances, there may be a restriction on the Master Trust’s ability to sell the collateral and the Master Trust would suffer a loss.

INVESTMENT RESTRICTIONS

The Trust and the Master Trust operate under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Trust voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Trust’s voting securities present at a meeting, if the holders of more than 50% of the Trust’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Trust’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Trust and the Master Trust shall not:

(1)
Issue senior securities, as defined in the 1940 Act, except as permitted by the 1940 Act, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Trust from the provisions of the 1940 Act.

(2)
Borrow money, except as permitted by the 1940 Act, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Trust from the provisions of the 1940 Act.

(3)
Act as underwriter of another issuer’s securities, except to the extent that the Trust may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

(4)
Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (ii) securities issued by state and municipal governments or their political subdivisions, agencies, authorities and instrumentalities (other than those securities backed only by the assets and revenues of non-governmental users with respect to which the Trust will not invest 25% or more of the value of the Trust’s total assets in securities backed by the same source of revenue), and (iii) securities issued by other investment companies, which shall not constitute any industry.

(5)
Purchase or sell real estate, except that the Trust may (i) acquire or lease office space for its own use, (ii) invest in instruments of issuers that deal in real estate or are engaged in the real estate business, including real estate investment trusts, (iii) invest in instruments secured by real estate or interests therein, (iv) hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust’s ownership of such instruments.

(6)
Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except to the extent that interests in instruments the Trust may invest in are considered to be interests in commodities and this shall not prevent the Trust from purchasing or selling options, futures contracts, swaps, or other derivative instruments or from investing in securities or other instruments backed by physical commodities.

(7)
Make loans except, (i) to the extent that instruments in which the Trust may invest are considered to be loans, (ii) through the loan of portfolio securities in accordance with the Trust’s investment policies, or (iii) by engaging in repurchase agreement transactions or as otherwise permitted by the 1940 Act, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Trust from the provisions of the 1940 Act.

(8)
With respect to 75% of the value of the Trust’s total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 5% of the Trust’s total assets would then be invested in securities of a single issuer or if as a result the Trust would hold more than 10% of the outstanding voting securities of any single issuer.

 In addition, the Trust’s policy to complete a Liquidity Event on or before the Liquidity Event Date is fundamental and cannot be changed or extended without the approval of The Liquidity Event Date can be further extended beyond                   , 2022, unless approved by 75% of the trustees followed by shareholder approval by a 1940 Act Majority. However, the determination as to the terms of the Liquidity Event will be made in the sole discretion of the Board of Trustees based on market conditions at such time and all other factors deemed relevant by the Board of Trustees in consultation with the Adviser and the Sub-Adviser.

With respect to investment restriction (1) and (2) above, Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.

With respect to investment restriction (2) above, Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets.

With respect to investment restriction (4) above, the Sub-Adviser will, on behalf of the Trust, make reasonable determinations as to the appropriate industry classification to assign to each instrument in which the Trust invests, generally using industry classifications such as those provided by MSCI and Standard & Poor’s (The

Global Industry Classification Standard (GICS)), Bloomberg, Barclays or similar sources commonly used in the financial industry. The definition of what constitutes a particular “industry” is an evolving one, particularly for industries or sectors within industries that are new or are undergoing rapid development. Some securities could reasonably fall within more than one industry category. The Trust’s industry concentration policy does not preclude it from focusing investments in issuers in a broad economic sectors.

With respect to investment restriction (7) above, Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Trust, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company.

All other investment policies of the Trust set forth in the prospectus and this SAI are not considered fundamental policies and may be changed by the Board of Trustees without any vote of shareholders.

MANAGEMENT OF THE TRUST

Board of Trustees

Overall responsibility for management and supervision of the Trust rests with the Board of Trustees (the “Board of Trustees” or the “Board”). The Board of Trustees approves all significant agreements between the Trust and the companies that furnish the Trust with services, including agreements with the Adviser and the Sub-Adviser. The Trust’s Board of Trustees also serves as the board of trustees of the Master Trust. References herein to the “Board” or the “Board of Trustees” refer to the Board of Trustees of the Trust or of the Master Trust, as appropriate.

Trustees serve until their successors have been duly elected. Following is a list of the names, business addresses, dates of birth, present positions with the Trust, length of time served with the Trust, principal occupations during the past five years and other directorships held by each Trustee.

Name, Address(1) and Age	Position(s) Held with Trust	Term of Office(2) and Length of Time Served	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES:

INTERESTED TRUSTEE:
Theodore J. Brombach Year of Birth:	Trustee	Trustee since 2016

*	Mr. Brombach is an interested person of the Trust because of his position as an officer of the Adviser and certain of its affiliates.

(1)	The business address of each Trustee of the Trust is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.

(2)
Currently, each Trustee serves an indefinite term until his or her successor is elected. The Declaration of Trust provides that in the event that the Trust is required to hold annual meetings, including pursuant to the rules of a securities exchange in the event the Common Shares were to be listed on a securities exchange, the Board of Trustees will be divided by the Trustees into three classes with staggered terms.

(3)	As of the date of this SAI, the “Fund Complex” consists of closed-end funds, including the Trust and the Master Trust.

Trustee Qualifications

The Trustees were selected to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a willingness to take an independent and questioning view of management.

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee in light of the Trust’s business and structure. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act or the rules and regulations of the SEC.

[TO COME BY PRE-EFFECTIVE AMENDMENT]

Executive Officers

The following information relates to the executive officers of the Trust who are not Trustees.

Name, Business Address(1) and Age	Position	Term of Office(2) and Length of Time Served	Principal Occupations During the Past Five Years

(1)	The business address of each officer of the Trust is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.

(2)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her resignation or removal.

Board Leadership Structure

[TO COME BY PRE-EFFECTIVE AMENDMENT]

Board Committees

Audit Committee.                                          who are not “interested persons” of the Trust, as defined in the 1940 Act, serve on the Trust’s Audit Committee.                            serves as chairperson of the Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust’s financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Trust’s independent registered public accounting firm.

Nominating and Governance Committee.                                       , who are not “interested persons” of the Trust, as defined in the 1940 Act, serve on the Trust’s Nominating and Governance Committee.                        serves as chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board of Trustees in the event that a position is vacated or created. In considering trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Trust does not have a standing compensation committee.

Board’s Role in Risk Oversight

[TO COME BY PRE-EFFECTIVE AMENDMENT]

Remuneration of Trustees and Officers

Each Trustee who is not an “affiliated person” (as defined in the 1940 Act) of the Adviser or its affiliates receives as compensation for his services to the Trust an annual retainer and meeting fees. The chairperson of the Board, if any, and the chairperson of each committee of the Board also receive fees for their services. The annual retainer and fees for service as chairperson of Board and committees of the Board are allocated among the Trust and certain other funds in the Trust Complex. Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

Because the Trust is newly-organized and has not yet completed a full fiscal year of operations, the table below shows the estimated compensation that is contemplated to be paid to Trustees assuming a full fiscal year of operations of the Trust.

Name(1)	Aggregate Estimated Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses(2)	Estimated Annual Benefits Upon Retirement(2)	Total Compensation from the Trust and Fund Complex Paid to Trustee(3)
INDEPENDENT TRUSTEES:
	$	None	None	$
	$	None	None	$
	$	None	None	$
	$	None	None	$

(1)	Trustees not entitled to compensation are not included in the table.

(2)	Reflects total compensation assuming a full fiscal year of operations for the Trust.

(3)	The Trust does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

(4)	As of the date of this SAI, the “Fund Complex” consists of closed-end funds, including the Trust and the Master Trust.

Trustee Share Ownership

As of                  , the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Trust beneficially owned equity securities of the Trust and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.

Name	Dollar Range of Equity Securities in the Trust(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)
INDEPENDENT TRUSTEES:
	None	None
	None	None
	None	None
	None	None
INTERESTED TRUSTEE:
Theodore J. Brombach	None	None
__________________________

(1)	The Trustees could not own shares in the Trust or the Master Trust as of because the Trust had not yet begun investment operations as of that date.

(2)	As of the date of this SAI, the “Family of Investment Companies” consists of closed-end funds, including the Trust and the Master Trust.

Indemnification of Officers and Trustees; Limitations on Liability

The governing documents of the Trust provide that the Trust will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Trust, to the fullest extent permitted by law. However, nothing in the governing documents of the Trust protects or indemnifies a trustee, officer, employee or agent of the Trust against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Adviser

XA Investments LLC acts as investment adviser to the Trust and the Master Trust and is responsible for overseeing the Trust’s and the Master Trust’s overall investment strategy and its implementation, including the use of leverage by the Master Trust. The Adviser is an investment adviser registered under the Advisers Act and acts as investment adviser to certain other management investment companies. The Adviser is a Delaware limited liability company, with its principal offices located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. The Adviser is controlled by Theodore J. Brombach, Co-Chief Executive Officer of the Adviser and a founding partner of XMS Capital Partners, LLC, and John “Yogi” Spence, Co-Chief Executive Officer of the Adviser and a founding partner of XMS Capital Partners, LLC.

XAI was founded by the principals of XMS Capital Partners, LLC in April 2016. The XAI leadership team believes that the investing public needs better access to a broader range of alternative investment strategies and managers. To provide access to institutional alternative managers, XAI created the Alternative Registered Trust (ARTTM) structure. In managing investment companies on the ARTTM platform, XAI seeks to partner with independent sub-advisers to offer funds managed by established alternative asset managers, selected from among numerous hedge fund managers, alternative credit managers, and private equity firms.

The Adviser will be responsible for the management of the Trust, will furnish offices, necessary facilities and equipment on behalf of the Trust, will oversee the activities of the Sub-Adviser, will provide personnel, including certain officers required for the Trust’s administrative management, and will pay the compensation of all officers and Trustees of the Trust who are its affiliates.

Sub-Adviser

Octagon Credit Investors, LLC acts as investment sub-adviser to the Trust and the Master Trust and is responsible for investing the Master Trust’s assets. The Sub-Adviser is an investment adviser registered under the Advisers Act. The Sub-Adviser is a Delaware limited liability company, with its principal offices located at 250 Park Avenue, 15th Floor, New York, NY 10177. Octagon Credit Investors, LLC is majority-owned by Conning & Company, which is an indirect subsidiary of Cathay Financial Holding Co., Ltd., a Taiwan-based company.

The Sub-Adviser, under the direction and supervision of the Board of Trustees and the Adviser, will be responsible for the management of the Trust’s investment portfolio and will provide certain facilities and personnel related to such management.

Investment Advisory Agreement

Under the terms of the Trust’s and the Master Trust’s investment advisory agreement, the Adviser is responsible for the management of the Trust and the Master Trust; furnishes offices, necessary facilities and equipment on behalf of the Trust and the Master Trust; oversees the activities of the Sub-Adviser and other service providers to the Trust and the Master Trust; provides personnel, including certain officers required for the Trust’s administrative management; and pays the compensation of all officers and Trustees of the Trust who are its affiliates.

Each of the Trust’s and the Master Trust’s investment advisory agreement will remain in effect until                       , and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of the Trust’s outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the investment advisory agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each of the Trust’s and the Master Trust’s investment advisory agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority of the Trust’s outstanding shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Trust’s voting securities present at a meeting, if the holders of more than 50% of the Trust’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Trust’s outstanding voting securities.

Each of the Trust’s and the Master Trust’s investment advisory agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Trust or the Master Trust.

Sub-Advisory Agreement

Under the terms of the Trust’s and the Master Trust’s investment sub-advisory agreement, the Sub-Adviser manages the investment portfolio of the Master Trust in accordance with its stated investment objective and policies, makes investment decisions for the Master Trust, places orders to purchase and sell securities on behalf of the Master Trust, all subject to the supervision and direction of the Board of Trustees and the Adviser.

Each of the Trust’s and the Master Trust’s investment sub-advisory agreement will remain in effect until                       , and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of the Trust’s outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the investment sub-advisory agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each of the Trust’s and the Master Trust’s investment sub-advisory agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Board of Trustees or by a vote of a majority of the Trust’s outstanding shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Trust’s voting securities present at a meeting, if the holders of more than 50% of the Trust’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Trust’s outstanding voting securities.

Each of the Trust’s and the Master Trust’s investment sub-advisory agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Trust or the Master Trust.

Performance Fee

Neither the Trust nor the Master Trust pays a performance or incentive fee to the Adviser or the Sub-Adviser.

Portfolio Managers

The personnel with the most significant responsibility for the day-to-day management of the Trust’s portfolio are Andrew D. Gordon, Michael B. Nechamkin, Lauren M. Basmadjian and Gretchen M. Lam.

Other Accounts Managed by the Portfolio Managers. The following table sets forth information about funds and accounts other than the Trust for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of                            .

	Number of Other Accounts Managed by Account Type			Number of Other Accounts for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew D. Gordon
Michael B. Nechamkin
Lauren M. Basmadjian
Gretchen M. Lam

	Assets of Other Accounts by Account Type			Assets of Other Accounts for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew D. Gordon
Michael B. Nechamkin
Lauren M. Basmadjian
Gretchen M. Lam

Potential Conflicts of Interest. [TO COME BY PRE-EFFECTIVE AMENDMENT]

Portfolio Manager Compensation. [TO COME BY PRE-EFFECTIVE AMENDMENT]

Securities Ownership of the Portfolio Managers. Because the Trust and the Master Trust are newly-organized, none of the portfolio managers own shares of the Trust or the Master Trust.

PORTFOLIO TRANSACTIONS

The Trust anticipates investing substantially all of its assets in the Master Trust in private transactions that will not involve brokerage commissions or markups.

Subject to policies established by the Board of Trustees, the Sub-Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Master Trust.

The Sub-Adviser will employ a variety of criteria in selecting brokers to execute trades for the account of the Master Trust, and will, at all times, seek best execution of such trades. The Sub-Adviser is responsible for selecting the broker or dealer used in each investment transaction for the Master Trust. When a transaction is effected on an exchange, the Sub-Adviser seeks to use brokers whose commissions it considers to be fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Sub-Adviser also considers the relative creditworthiness of counterparties, including brokers and dealers, when choosing a broker or dealer as counterparty in respect of investment transactions.

The Sub-Adviser does not currently utilize “soft-dollar” arrangements, pursuant to which brokers provide research services to the Sub-Adviser in return for allocating brokerage transactions. However, the Sub-Adviser may from time to time receive or be offered research services from brokers at no stated cost or requirement to execute transactions, and may trade with such brokers.

DESCRIPTION OF CAPITAL STRUCTURE

Indebtedness

Under the 1940 Act, the Trust may not incur Indebtedness if, immediately after incurring such Indebtedness, the Trust would have an asset coverage (as defined in the 1940 Act) of less than 300% (i.e., the value of the Trust’s total assets less liabilities other than the principal amount represented by Indebtedness must be at least 300% of the principal amount represented by Indebtedness at the time of issuance). In addition, the Trust generally is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration and after deducting the amount of such dividend or other distribution, the Trust maintains asset coverage of 300%. However, the foregoing restriction does not apply with respect to certain types of Indebtedness of the Trust, including a line of credit or other privately arranged borrowings from a financial institution. If the Trust utilizes Indebtedness, the Trust intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding Indebtedness to the extent necessary to maintain the required asset coverage. The Trust may also utilize Indebtedness in excess of such limit for temporary purposes such as the settlement of transactions.

The terms of any such Indebtedness may require the Trust to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such Indebtedness over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such Indebtedness, which right will be senior to those of the Common Shareholders. Any such Indebtedness may contain provisions limiting certain activities of the Trust, including the payment of dividends to Common Shareholders in certain circumstances. Any Indebtedness will likely be ranked senior or equal to all other existing and future Indebtedness of the Trust. If the Trust utilizes Indebtedness, the Common Shareholders will bear the offering costs of the issuance of any Indebtedness.

Certain types of Indebtedness subject the Trust to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Indebtedness issued by the Trust also may subject the Trust to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Trust’s portfolio in accordance with the Trust’s investment objective and policies.

The 1940 Act grants to the lenders to the Trust, under certain circumstances, certain voting rights in the event of default in the payment of interest on or repayment of principal. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Preferred Shares

The Trust’s Governing Documents provide that the Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the Common Shares. However, while the Master Trust intends to utilize leverage, for so long as the Trust invests substantially all of its assets in the Master Trust, the Trust has no intention to utilize leverage, including through the issuance of Preferred Shares.

Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued. Any such Preferred Share offering would be subject to the limits imposed by the 1940 Act. Any Preferred Shares issued by the Trust would have special voting rights and a liquidation preference over the Common Shares. Issuance of Preferred Shares would constitute leverage and would entail special risks to the Common Shareholders.

Under the 1940 Act, the Trust may not issue Preferred Shares unless, immediately after such issuance, it has an “asset coverage” of at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the value of the Trust’s total assets). For these purposes, “asset coverage” means the ratio of (i) total assets less all liabilities and indebtedness not represented by “senior securities” to (ii) the amount of “senior securities representing indebtedness” plus the “involuntary liquidation preference” of the Preferred Shares. “Senior security” generally means any bond, note, or similar security evidencing indebtedness and any class of shares having priority over any other class as to distribution of assets or payment of dividends. “Senior security representing indebtedness” means any “senior security” other than equity shares. The “involuntary liquidation preference” of the Preferred Shares is the amount that holders of Preferred Shares would be entitled to receive in the event of an involuntary liquidation of the Trust in preference to the Common Shares.

In addition, the Trust is not permitted to declare any dividend (except a dividend payable in Common Shares), or to declare any other distribution on the Common Shares, or to purchase any Common Shares, unless the Preferred Shares have at the time of the declaration of any such dividend or other distribution, or at the time of any such purchase of Common Shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price. If Preferred Shares are issued, the Trust intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary to maintain asset coverage of any Preferred Shares of at least 200%.

If Preferred Shares are outstanding, two of the Trust’s Trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees of the Trust will be elected by Common Shareholders and Preferred Shares voting together as a single class. In the unlikely event the Trust failed to pay dividends on Preferred Shares for two years, Preferred Shares would be entitled to elect a majority of the Trustees of the Trust.

The Trust may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the 1940 Act.

TAX MATTERS

This section and the discussion in the Prospectus (see "Tax Matters") provide a summary of the material U.S. federal income tax considerations generally applicable to the Master Trust, the Trust and U.S. Common Shareholders (as defined in the Prospectus) that hold Common Shares of the Trust as capital assets (generally, for investment). The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Master Trust, the Trust or to all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Common Shares, as well as the effects of state, local and non-U.S. tax laws.

Taxation of the Master Trust

The Master Trust intends to be treated as a partnership for U.S. federal income tax purposes for as long as it has at least two members. As a result, the Master Trust will itself not be subject to U.S. federal income tax. Rather, each of the Master Trust’s partners, including the Trust, will be required to take into account, for U.S. federal income tax purposes, its allocable share of the Master Trust’s items of income, gain, loss, deduction and credit.

Taxation of the Trust

The Trust intends to elect to be treated, and to qualify each year, as a RIC under Subchapter M of the Code. Accordingly, the Trust must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Trust’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Trust’s total assets is invested in the securities (other than U.S. Government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships.” Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and that derives less than 90% of its gross income from the items described in (i)(a) above.

For purposes of determining whether the Trust satisfies the 90% gross income test described in clause (i) above, the character of the Trust’s distributive share of items of income, gain and loss derived through the Master Trust and any underlying investment that is also classified as a partnership for U.S. federal income tax purposes (other than a qualified publicly traded partnership) generally will be determined as if the Trust realized such tax items directly. Similarly, for purposes of determining whether the Trust satisfies the asset diversification test described in clause (ii) above, the Trust intends to “look through” the Master Trust to the underlying investments, and also to further “look through” any underlying investment that is classified as a partnership for U.S. federal income tax purposes (other than a qualified publicly traded partnership).

As long as the Trust qualifies as a RIC, the Trust generally will not be subject to U.S. federal income tax on income and gains that the Trust distributes to its Common Shareholders, provided that it distributes each taxable year at least 90% of the sum of (i) the Trust’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) the Trust’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Trust intends to distribute substantially all of such income each year. The Trust will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its Common Shareholders.

The Code imposes a 4% nondeductible excise tax on the Trust to the extent the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Trust’s taxable year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Trust will be deemed to have distributed any income on which it paid federal income tax in the taxable year ending within the calendar year. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Trust’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Trust will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Trust does not qualify as a RIC, all of its taxable income (including its net capital gain, which consists of the excess of its net long-term capital gain over its net short-term capital loss) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Trust’s current and accumulated earnings and profits. As described below, such dividends, however, would be eligible (i) to be treated as “qualified dividend income” in the case of Common Shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate Common Shareholders, subject, in each case, to certain holding period and other requirements. To qualify again to be taxed as a RIC in a subsequent year, the Trust would generally be required to distribute to its Common Shareholders its earnings and profits attributable to non-RIC years. If the Trust fails to qualify as a RIC for a period greater than two taxable years, the Trust may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Trust had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

The Master Trust’s Investments

Certain of the Master Trust’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Master Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Shareholders. The Master Trust and the Trust intend to monitor their transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Trust as a RIC. Additionally, the Master Trust may be required to limit its activities in derivative instruments in order to enable the Trust to maintain its RIC status.

Certain types of income received by the Master Trust from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Master Trust to designate some or all of its distributions as “excess inclusion income.” To Trust Common Shareholders such excess inclusion income will (i) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those Common Shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, (ii) not be offset against net operating losses for tax purposes, (iii) not be eligible for reduced U.S. withholding for non-U.S. Common Shareholders even from tax treaty countries and (iv) cause the Trust to be subject to tax if certain “disqualified organizations,” as defined by the Code (which includes charitable remainder trusts), are Trust Common Shareholders.

The Master Trust may invest a portion of its net assets in below investment grade securities, commonly known as “junk” securities. Investments in these types of securities may present special tax issues for the Master Trust. U.S. federal income tax rules are not entirely clear about issues such as when the Master Trust may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt instruments in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Master Trust, to the extent necessary, in order to seek to ensure that the Trust distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain credit securities acquired by the Master Trust may be treated as credit securities that were originally issued at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and, to the extent allocable to the Trust, is required to be distributed by the Trust in order to qualify as a RIC or avoid the 4% excise tax) over the term of the security, even though payment of that amount is not received until a later time, usually when the debt instrument matures. If the Master Trust purchases a debt instrument on a secondary market at a price lower than its adjusted issue price, the excess of the adjusted issue price over the purchase price is “market discount.” Unless the Master Trust makes an election to accrue market discount on a current basis, generally, any gain realized on the disposition of, and any partial payment of principal on, a debt instrument having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt instrument. Market discount generally accrues in equal daily installments.

The Master Trust may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Master Trust, it could affect the timing or character of income recognized by the Master Trust, requiring the Master Trust to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Gain or loss on the sales of securities by the Master Trust will generally be long-term capital gain or loss if the securities have been held by the Master Trust for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Because the Master Trust may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Trust will not be eligible to elect to “pass through” to Common Shareholders of the Trust the ability to use the foreign tax deduction or foreign tax credit allocable to it for foreign taxes paid by the Master Trust with respect to qualifying taxes.

Income from options on individual stocks written by the Master Trust will not be recognized by the Master Trust for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Master Trust’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Master Trust from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Master Trust is exercised, the Master Trust may recognize gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Master Trust in the underlying security. In general, distributions received by U.S. Common Shareholders of the Trust that are attributable to short-term capital gains recognized by the Trust from option writing activities of the Master Trust will be taxed to such U.S. Common Shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Options on indices of securities and sectors of securities that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Master Trust will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Trust to recognize gain in advance of the receipt of cash, the Trust may be required to dispose of investments in order to meet its distribution requirements. “Mark-to-market” losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.

Taxation of U.S. Common Shareholders

The Trust will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Trust will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Trust expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares by the amount of undistributed capital gain included in such Common Shareholder’s gross income net of the tax deemed paid by such Common Shareholder under clause (ii).

Distributions paid to you by the Trust from its net capital gains, if any, that the Trust properly reports as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Trust (including dividends from net short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. Special rules apply, however, to ordinary income dividends paid to individuals. For corporate taxpayers, both ordinary income dividends and capital gain dividends are taxed at a maximum rate of 35%. Capital gain dividends are not eligible for the dividends received deduction.

Properly reported ordinary income dividends received by corporate holders of Common Shares generally will be eligible for the dividends received deduction to the extent that the Trust’s income consists of dividend income from U.S. corporations and certain holding period and other requirements are satisfied by both the Trust and the corporate U.S. Common Shareholders. In the case of U.S. Common Shareholders who are individuals, any ordinary income dividends that you receive from the Trust generally will be eligible for taxation at the rates applicable to long-term capital gains to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Trust, (ii) the Trust satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. In addition, for dividends to be eligible for the dividends received deduction or for reduced rates applicable to individuals, the Trust cannot have an option to sell or be under a contractual obligation to sell (pursuant to a short sale or otherwise) substantially identical stock or securities. Qualified dividend income eligible for these special rules is not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.

Any distributions you receive that are in excess of the Trust’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount of any Trust distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

U.S. Common Shareholders may be entitled to offset their capital gain dividends with capital losses. The Code contains a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, Common Shareholders that have capital losses are urged to consult their tax advisers.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Shares of the Trust. Dividends and other distributions paid by the Trust are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Trust pays you a dividend in January that was declared in the previous October, November or December and you were the U.S. Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Trust’s taxable year may be “spilled back” and treated as paid by the Trust (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of Common Shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing Shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

The Trust will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Trust.

Ordinary income dividends and capital gain dividends also may be subject to state, local or foreign taxes. Common Shareholders are urged to consult their tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Trust.

The sale or other disposition of Common Shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or other disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares. Any loss you recognize on a sale or other disposition of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

The Trust intends, but is not obligated, to conduct quarterly tender offers to repurchase Common Shares. If a U.S. Common Shareholder tenders shares for cash in any such tender offer, the U.S. Common Shareholder will generally recognize gain or loss as though the U.S. Common Shareholder had sold the Common Shares, as described above. However, in certain circumstances, the U.S. Common Shareholder may be treated as receiving a dividend from the Trust or a distribution treated as a return of capital. Common Shareholders are urged to consult their tax advisors as to the consequences of participating in any such tender offers.

Adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, must be reported to the IRS and to taxpayers. Common Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at reduced maximum rates. The deductibility of capital losses is subject to limitations under the Code.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Trust and net gains from redemptions or other taxable dispositions of Trust shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

A Common Shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). In general, U.S. federal withholding tax and U.S. federal income tax will not apply to any gain or income realized by a foreign investor in respect of any distribution of net capital gain (including amounts credited as an undistributed capital gain dividend) or upon the sale or other disposition of Common Shares of the Trust. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Common Shares.

Dividends properly reported by the Trust are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Trust’s “qualified net interest income” (generally, the Trust’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Trust is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Trust’s “qualified short-term capital gains” (generally, the excess of the Trust’s net short-term capital gain over the Trust’s long-term capital loss for such taxable year). Depending on its circumstances, the Trust may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of Common Shares held through an intermediary, the intermediary may withhold even if the Trust reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Trust’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

In addition, withholding at a rate of 30% is required on dividends in respect of, and, after December 31, 2018, gross proceeds from the sale of, Common Shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which Common Shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and, after December 31, 2018, gross proceeds from the sale of, Common Shares held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the Trust that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Trust will in turn provide to the Secretary of the Treasury. The Trust will not pay any additional amounts to Common Shareholders in respect of any amounts withheld. An intergovernmental agreement between the United

States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Common Shareholders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in Common Shares.

The Trust may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to certain non-exempt Common Shareholders who fail to provide the Trust (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.

GENERAL INFORMATION

Proxy Voting Policy and Procedures and Proxy Voting Record

                  will be responsible for voting proxies on securities held in the Trust’s portfolio.                 Proxy Voting Policy and Procedures are included as Appendix B to this Statement of Additional Information.

Information on how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge, upon request, by calling                       or by visiting the Trust’s website at                            . This information is also available on the SEC’s website at www.sec.gov.

Principal Shareholders

No person beneficially owns more than 5% of the voting securities of any class of equity securities of the Trust, except for                      (“                    ”). Prior to the public offering of Common Shares,                  purchased Common Shares from the Trust in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this Statement of Additional Information,                   owned 100% of the outstanding Common Shares.                  may be deemed to control the Trust until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.]

Independent Registered Public Accounting Firm

                            ,                                , is the independent registered public accounting firm of the Trust and the Master Trust. The independent registered public accounting firm is expected to render an opinion annually on the financial statements of the Trust and the Master Trust. The Trust’s audited financial statements appearing in this SAI and the report of                               thereon, have been incorporated by reference in this SAI in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Codes of Ethics

The Trust, the Adviser and the Sub-Adviser each have adopted its own code of ethics. The codes of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Trust, the Adviser and the Sub-Adviser and their affiliates, as applicable. The codes of ethics of the Trust, the Adviser and the Sub-Adviser are on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Additional Information

This Statement of Additional Information constitutes part of a Registration Statement filed by the Trust with the SEC under the Securities Act, and the 1940 Act. This Statement of Additional Information omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Trust and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (www.sec.gov).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE TRUST

[TO COME BY PRE-EFFECTIVE AMENDMENT]

FINANCIAL STATEMENTS OF THE TRUST

[TO COME BY PRE-EFFECTIVE AMENDMENT]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE MASTER TRUST

[TO COME BY PRE-EFFECTIVE AMENDMENT]

FINANCIAL STATEMENTS OF THE MASTER TRUST

[TO COME BY PRE-EFFECTIVE AMENDMENT]

Appendix A

DESCRIPTION OF SECURITIES RATINGS

[TO COME BY PRE-EFFECTIVE AMENDMENT]

A-1

Appendix B

PROXY VOTING POLICIES AND PROCEDURES

[TO COME BY PRE-EFFECTIVE AMENDMENT]

B-1

PART C

OTHER INFORMATION

Item 25. Financial Statements And Exhibits

(1)	Financial Statements

Part A -  None

Part B -	Registrant
Report of Independent Registered Public Accounting Firm(+)
Statement of Assets and Liabilities(+)
Master Trust
Report of Independent Registered Public Accounting Firm(+)
Statement of Assets and Liabilities(+)

(2)	Exhibits
(a)	Agreement and Declaration of Trust of Registrant(*)
(b)	By-Laws of Registrant(+)
(c)	Not applicable
(d)	Not applicable
(e)	Dividend Reinvestment Plan of Registrant(+)
(f)	Not applicable
(g)	(i)	Form of Investment Advisory Agreement between Registrant and XA Investments LLC (the “Adviser”)(+)
	(ii)	Form of Investment Sub-Advisory Agreement among Registrant, the Adviser and Octagon Credit Investors, LLC (the “Sub-Adviser”)(+)
(h)	(i)	Form of Underwriting Agreement with (+)
	(ii)	Form of Structuring Fee Agreement with (+)
(i)		Not applicable
(j)	(i)	Form of Custody Agreement(+)
	(ii)	Form of Foreign Custody Manager Agreement(+)
(k)	(i)	Form of Stock Transfer Agency Agreement(+)
	(ii)	Form of Administration Agreement(+)
	(iii)	Form of Fund Accounting Agent Agreement(+)
	(iv)	Form of Compliance Services Agreement(+)
	(iv)	Form of Offering Expense Limitation Agreement(+)
(l)		Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP(+)
(m)		Not applicable
(n)	(i)	Consent of Independent Registered Public Accounting Firm (Registrant)(+)
	(ii)	Consent of Independent Registered Public Accounting Firm (Master Trust)(+)
(o)		Not applicable
(p)		Initial Subscription Agreement(+)
(q)		Not applicable
(r)	(i)	Code of Ethics of the Registrant (+)
	(ii)	Code of Ethics of the Adviser (+)
	(ii)	Code of Ethics of the Sub-Adviser (+)
(s)		Power of Attorney(+)

___________

(*)	Filed herewith.

(+)	To be filed by further amendment.

Item 26. Marketing Arrangements

Reference is made to Exhibits (h)(i) and [(h)(ii)] to this Registration Statement to be filed by further amendment.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement, including the Registrant’s allocated portion of Master Trust expenses:

Printer/Edgar Filer
Legal Counsel
Marketing Design
SEC Fees
FINRA Fees
Independent Registered Public Accounting Firm
Miscellaneous
Total

Item 28. Persons Controlled by or Under Common Control with Registrant

None

Item 29. Number of Holders of Securities

Title of Class	Number of Record Shareholders as of

Common shares of beneficial interest, par value $0.01 per share

Item 30. Indemnification

[TO COME BY PRE-EFFECTIVE AMENDMENT]

Item 31. Business and Other Connections of the Adviser and the Sub-Adviser

The Adviser, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No.                      ).

The Sub-Adviser, a limited liability company organized under the laws of Delaware, acts as investment sub-adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Sub-Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Sub-Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-71998).

C-ii

Item 32. Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the offices of the Fund at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, in part at the offices of the Investment Adviser at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, in part at the offices of the Sub-Adviser at 250 Park Avenue, 15th Floor, New York, New York 10177, in part at the offices of the Administrator at                                             , in part at the offices of the Custodian, at                                                and in part at the offices of the Transfer Agent at                                            .

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.
Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.
Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6.
Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

C-iii

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Chicago, State of Illinois, on the 8th day of August, 2016.

XAI OCTAGON CREDIT OPPORTUNITIES ALTERNATIVE REGISTERED TRUST – BROKERAGE FEEDER

By:	/s/ Theodore J. Brombach
Theodore J. Brombach
Sole Trustee

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 8th day of August, 2016.

Principal Executive Officer and Principal Financial Officer:

/s/ Theodore J. Brombach Theodore J. Brombach Sole Trustee

C-iv

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed on behalf of the Master Trust, in the City of Chicago, State of Illinois, on the 8th day of August, 2016.

XAI OCTAGON CREDIT OPPORTUNITIES MASTER TRUST

By:	/s/ Theodore J. Brombach
Theodore J. Brombach
Sole Trustee

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 8th day of August, 2016.

Principal Executive Officer and Principal Financial Officer:

/s/ Theodore J. Brombach Theodore J. Brombach Sole Trustee

C-v

Exhibit Index

(a)	Agreement and Declaration of Trust of Registrant

C-vi